UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.      )
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Everest Group, Ltd.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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Everest Group, Ltd.
Proxy Statement 2024
NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 15, 2024
TO THE SHAREHOLDERS OF EVEREST GROUP, LTD.:
The Annual General Meeting of Shareholders of Everest Group, Ltd., a Bermuda company (the “Company”), will be held at Fairmont Hamilton Princess, 76 Pitts Bay Road, Hamilton, Bermuda on May 15, 2024 at 10:00
a.m., local time, for the following purposes:
1.To elect John J. Amore, Juan C. Andrade, William F. Galtney, Jr., John A. Graf, Meryl Hartzband,
Gerri Losquadro, Hazel McNeilage, Roger M. Singer and Joseph V. Taranto as directors of the
Company, each to serve for a one-year period to expire at the 2025 Annual General Meeting of
Shareholders or until such director’s successor shall have been duly elected or appointed or until such director’s office is otherwise vacated.
2.To appoint KPMG, an independent registered public accounting firm, as the Company’s independent auditor for the fiscal year ending December 31, 2024 and authorize the Company’s
Board of Directors, acting through its Audit Committee, to determine the independent auditor’s remuneration.
3.To approve, by non-binding advisory vote, 2023 compensation paid to the Company’s Named
Executive Officers (as defined herein).
4.To consider and act upon such other business, if any, as may properly come before the meeting and any and all adjournments thereof.
The Company’s financial statements for the year ended December 31, 2023, together with the report of the
Company’s auditor in respect of those financial statements, as approved by the Company’s Board of
Directors, will be presented at this Annual General Meeting.
Only shareholders of record identified in the Company’s Register of Members at the close of business on
March 18, 2024 are entitled to notice of, and vote at, the Annual General Meeting.
This Proxy Statement, the attached Notice of Annual General Meeting, the Annual Report of the Company
for the fiscal year ended December 31, 2023 (including financial statements) and the enclosed Proxy Card are first being mailed to the Company’s shareholders on or about April 12, 2024.
You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting in person, you are urged to vote by internet or telephone as directed on the enclosed proxy or by signing and dating the proxy and returning it promptly in the postage prepaid envelope provided.
By Order of the Board of Directors
Juan C. Andrade
President & CEO
April 12, 2024
Hamilton, Bermuda
Table of Contents

GENERAL INFORMATION .........................................................................................................................	1
PROXY STATEMENT SUMMARY ...............................................................................................................................	2
PROPOSAL NO. 1—ELECTION OF DIRECTORS .....................................................................................................	8
THE BOARD OF DIRECTORS AND ITS COMMITTEES ..........................................................................................	18
BOARD STRUCTURE AND RISK OVERSIGHT .........................................................................................................	22
BOARD COMMITTEES ................................................................................................................................................	26
COMMON SHARE OWNERSHIP BY DIRECTORS AND EXECUTIVE OFFICERS ..............................................	31
PRINCIPAL BENEFICIAL OWNERS OF COMMON SHARES ................................................................................	32
DIRECTORS’ COMPENSATION .................................................................................................................................	33
EXECUTIVE OFFICERS ................................................................................................................................................	35
COMPENSATION DISCUSSION AND ANALYSIS ...................................................................................................	38
COMPENSATION PRACTICES ...................................................................................................................................	40
THE COMPANY’S COMPENSATION PHILOSOPHY AND OBJECTIVES ............................................................	42
COMPENSATION OF EXECUTIVE OFFICERS ........................................................................................................	61
PAY VERSUS PERFORMANCE DISCLOSURE ..........................................................................................................	68
CEO PAY RATIO DISCLOSURE ..................................................................................................................................	73
EMPLOYMENT, CHANGE OF CONTROL AND OTHER AGREEMENTS ............................................................	74
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION ..............................................	79
PROPOSAL NO. 2—APPOINTMENT OF INDEPENDENT AUDITORS .................................................................	80
PROPOSAL NO. 3—NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION ...........................	81
MISCELLANEOUS—GENERAL MATTERS .................................................................................................................	82
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 15, 2024
at Fairmont Hamilton Princess, 76 Pitts Bay Road, Hamilton, Bermuda at 10:00 a.m. local time.
The proxy statement and annual report to shareholders are available at
https://www.everestglobal.com/us-en/investor-relations/shareholder-resources/shareholder-proxy-materials
PROXY STATEMENT
ANNUAL GENERAL MEETING OF SHAREHOLDERS
May 15, 2024
GENERAL INFORMATION
The enclosed Proxy Card is being solicited on behalf of the Board of Directors (the “Board”) for use at the 2024 Annual
General Meeting of Shareholders of Everest Group, Ltd., a Bermuda company (the “Company”, “Everest Group” or, unless the context otherwise requires, “Everest”), to be held on May 15, 2024, and at any adjournment thereof. It may be revoked at any time before it is exercised by giving a later-dated proxy, notifying the Corporate Secretary of the
Company in writing at the Company’s registered office at Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda,
or voting in person at the Annual General Meeting. All shares represented at the meeting by properly executed proxies will be voted as specified and, unless otherwise specified, will be voted: (1) for the election of John J. Amore, Juan C.
Andrade, William F. Galtney, Jr., John A. Graf, Meryl Hartzband, Gerri Losquadro, Hazel McNeilage, Roger M. Singer and
Joseph V. Taranto as directors of the Company; (2) for the appointment of KPMG, an independent registered public accounting firm, as the Company’s independent auditor for the fiscal year ending December 31, 2024 and for authorizing the Board acting through its Audit Committee to determine the independent auditor’s remuneration; and (3)
for the approval, by non-binding advisory vote, of the 2023 compensation paid to the Named Executive Officers (as defined herein).
Only shareholders of record at the close of business on March 18, 2024 will be entitled to vote at the meeting. On that date, 53,257,203 Common Shares, par value $.01 per share (“Common Shares”), were outstanding. However, this amount includes 9,719,971 Common Shares held by Everest Re Advisors, Ltd. (“Re Advisors”), the Company’s subsidiary.
As provided in the Company’s Bye-laws, Re Advisors may vote only 9.9% of its shares. The outstanding share amount also excludes 49,564 shares with no voting rights. The limitation of Re Advisors voting shares to 5,272,463 and the exclusion of 49,564 shares with no voting rights results in 48,760,131 Common Shares entitled to vote.
The election of each nominee for director and the approval of all other matters to be voted upon at the Annual General
Meeting require the affirmative vote of a majority of the votes cast at the Annual General Meeting, provided there is a quorum consisting of no fewer than two persons present in person or by proxy holding in the aggregate more than 50%
of the issued and outstanding Common Shares entitled to attend and vote at the Annual General Meeting. The Company has appointed inspectors of election to count votes cast in person or by proxy. Common Shares owned by shareholders who are present in person or by proxy at the Annual General Meeting but who elect to abstain from voting will be counted towards the presence of a quorum. However, such Common Shares and Common Shares owned by shareholders and not voted in person or by proxy at the Annual General Meeting (including “broker non- votes”) will not be included in any tally of votes cast and will therefore have no effect on the outcomes of votes to elect a director or approve any other matter before the shareholders.
All references in this document to “$” or “dollars” are references to the currency of the United States of America.
The Company knows of no specific matter to be brought before the Annual General Meeting that is not referred to in the attached Notice of Annual General Meeting of Shareholders and this Proxy Statement. If any such matter comes before the meeting, including any shareholder proposal properly made, the proxy holders will vote proxies in accordance with their best judgment with respect to such matters. To be properly made, a shareholder proposal must comply with the
Company’s Bye-laws and, in order for any matter to come before the meeting, it must relate to matters referred to in the attached Notice of Annual General Meeting.
2024 Proxy Statement   1
PROXY STATEMENT
SUMMARY
This summary highlights certain information contained in the Company’s Proxy Statement. The summary does not contain all of the information that you should consider, and we encourage you to read the entire Proxy Statement carefully.
Voting Matters and Board’s Voting Recommendations

Proposal	Board’s Voting Recommendation	Page
Election of Director Nominees (Proposal 1)	FOR ALL DIRECTOR NOMINEES	8
Appointment of KPMG as Company Auditor (Proposal 2)	FOR	80
Non-Binding Advisory Vote on Executive Compensation (Proposal 3)	FOR	81
Director Nominees

			Committee Membership
Name	Age	Director Since	AC	CC	EC	IPC	NGC	RMC
John J. Amore IND	75	2012	X	X			C	X
Juan C. Andrade CEO & President	58	2020			X	X		X
William F. Galtney Jr. IND	71	1996	X	X	X		X	C
John A. Graf IND	64	2016	X	X		C	X
Meryl Hartzband IND	69	2019	C	X		X	X
Gerri Losquadro IND	73	2014	X	C			X	X
Hazel McNeilage IND	67	2022	X	X			X	X
Roger M. Singer IND	77	2010	X	X			X
Joseph V. Taranto Chairman	75	1996			X	X
KEY
IND Independent
C Chair
X Member
AC Audit Committee
CC Compensation Committee
EC Executive Committee
IPC Investment Policy Committee
NGC Nominating and Governance Committee
RMC Risk Management Committee
Proxy Statement Summary
2024 Proxy Statement   2
Corporate Governance Highlights

Director Age

1
4
4
51-60 Years
61-71 Years
71+ Years

Director Tenure

2
3
4
0-4 Years
5-10 Years
10+ Years

Proxy Statement Summary
2024 Proxy Statement   3
33%
11%
Racially/
Ethnically
Diverse
2 of 3
Board
Committees
are Chaired
by Women

Board Practices	Annual Board and Committee Self-Assessments
Code of Business Conduct and Ethics for Directors and Executive Officers
Succession Planning and Implementation Process
Strategy And ESG and Risk Management Oversight
Human Capital Management Oversight
Rotating Committee Chairs

Size of Board	9
Number of Independent Directors	7
Average Age of Directors Nominees	69
Average Tenure (years) of Director Nominees	12
Ethnically Diverse Director Nominees	1
New Directors in the Last 5 Years	2
Number of Board Committees Chaired by Women	2
Board Independence Standards
The Board has adopted director independence
standards stricter than those in NYSE listing standards.
Director Independence on Key Committees
The Board’s Audit, Compensation and Nominating and
Governance Committees are composed entirely of
independent directors.
No Over-Boarding
No member of the Board of Directors sits on the board
of directors of more than two other publicly traded
companies.
Compensation Best Practices:

What We Do	What We Don’t Do
Annual Say on Pay Advisory Vote	No “gross-up” payments by the Company of any “golden parachute” excise taxes upon a change in control
Maintain a broad-based Clawback Policy	No single trigger for change in control
Align compensation with strategic goals and individual performance	No separate change-in-control agreement for the CEO[3]
Evaluate peer groups annually	No hedging or pledging of Company stock
Engage independent compensation consultant	No liberal share recycling
Award Performance Shares as an element of long-term incentive compensation
Engage with shareholders on executive compensation practices
Maintain stock ownership guidelines for Executive Officers[1] and Non-Management Directors[2]
(1) Six times base salary for CEO; three times base salary for other Named Executive Officers.
(2) Five times annual retainer.
(3) CEO participates in the Senior Executive Change in Control Plan (“CIC Plan”), along with the other Named Executive Officers.
Proxy Statement Summary
2024 Proxy Statement   4

Shareholder Protections	Majority Voting Policy for Directors
Annual Election of All Directors
Independent Lead Director
Regular Executive Sessions of Non-Management Directors
Shareholder Access. No minimum share ownership or holding thresholds is necessary to nominate qualified director to Board.
Diversity
33%
of Everest Board
members are women
75%
of all early talent new
hires in the US were
diverse by gender
and/or race/ethnicity
57%
of all new hires in the
US, Vice President or
above, were diverse
by gender and/or
race/ethnicity
Environmental, Social and Governance
Environmental, Social and Governance (“ESG”) is more than an annual compliance exercise. It is a core element of our long-term strategy and a philosophy that we endeavor to extend across all operating disciplines including Human Resources, Actuarial, Finance and Accounting, Product Development,
Underwriting, Enterprise Risk Management, Legal & Compliance, Claims and Information Technology,
among others. The integration of ESG across our Company is one of our priorities going forward in support of our overall strategic objective to create long-term value for our shareholders.
Signatory to UN Principles for Sustainable Insurance and Principles for Responsible
Investment
As of year-end 2023, over 91% of our total assets were managed by other PRI signatories, including 96% of our fixed-income portfolio, which is our largest asset class allocation.
Employee groups identify sustainability efforts and participate in green initiatives.
In 2023, implemented a GHG tracking software to support internal monitoring efforts.
Introduced 3 New Colleague Resource Groups in 2023: Jewish Culture, Veterans
and Working Parents and Caregivers
Held over 50 charitable events across 16+ office locations.
Promote diverse and inclusive culture
Provide education on bias awareness, inclusion and belonging.
2023 Highlights:
Established ESG Working Group, led by Everest’s General Counsel, to coordinate
ESG actions and communications and to formulate recommendations to the
Executive Leadership Team on ESG-related strategies, policies and risk appetite.
Implemented rotating chairs for Board committees.
Aligned sustainability reporting with leading frameworks and organizations.
Proxy Statement Summary
2024 Proxy Statement   5
Environment
Social
Governance
Shareholder Feedback
We are committed to ensuring that we understand our
shareholders’ issues and potential concerns, and that our
shareholders understand our corporate governance and executive compensation programs. This includes how our executive
compensation program rewards the achievement of our strategic objectives and aligns the interests of our Named Executive Officers with those of the Company’s shareholders.
Overall, our shareholders expressed support for our long-term strategy, Investor Day target metrics and ESG initiatives. There was universal appreciation for the opportunity to engage in the outreach discussions and our willingness to consider shareholder input into our governance protocols.
Financial Highlights
*The attritional combined ratio for the year ended December 31, 2023 included approximately $94 million of profit commission related to loss reserve releases.  Excluding this profit commission, the Group's attritional combined ratio would have been 86.9%.
Everest Group delivered exceptional performance in 2023, including record annual results in underwriting income, net investment income, operating income, net income and cash flow from operations. The resilience of our franchise, combined with the dedication and hard work of our people, helped us to achieve extraordinary results for the year.
Against the backdrop of heightened global catastrophe activity for another consecutive year, the Company earned
$2.5 billion of net income in the fiscal year ended December 31, 2023 (“fiscal year 2023”). Gross written premiums grew by 19.2% to $16.6 billion, and the Company generated $2.8 billion of net operating income and a 23.1% after-tax operating return on adjusted shareholders’ equity.1
Everest’s performance demonstrates the strength of and success in our core strategic underwriting and risk management initiatives, our ability to maintain strong financial performance in the context of multiple severe natural peril events and our resilience in the face of climate change and social and general inflation. In 2023, the Company generated a Total Shareholder Return (“TSR”) of 26.5%.2
Such results were directly attributable to our core philosophy of creating long-term value for our shareholders by focusing on disciplined underwriting standards, maintaining growth by diversifying our product line and protecting our capital base by employing intelligent protection measures designed to minimize downside exposure.
Today, Everest is a stronger and more sophisticated company than it was several years ago. With the right team in place, our business demonstrates strength and flexibility that is positioned to take advantage of market opportunities in each of our divisions.
Proxy Statement Summary
2024 Proxy Statement   6
1 The Company generally uses after-tax operating income (loss), a non-GAAP financial measure, to evaluate its performance. Further explanation and a reconciliation of net income (loss) to after-tax operating income (loss) can be found at the back of the Everest Annual Report.
2  Total Shareholder Return (“TSR”), unless otherwise noted herein, means annual growth in book value per common share outstanding (excluding Net
Unrealized Depreciation/appreciation of Fixed Maturity, available for sale investments) plus dividends per share.
52%
of Shares
Outstanding
Gross Written
Premium
$16.6 billion
Gross Written
Premium Growth
19.2%
Combined Ratio 90.9%
Attritional Combined
Ratio 87.6%*
Net Income
$2.5 billion
Net Operating Income(1)
$2.8 billion
Total Shareholder
Return(2)
26.5%
After Tax Operating
Income ROE
23.1%
We returned $288 million to shareholders
in 2023 in the form of dividends.
Proxy Statement Summary
2024 Proxy Statement   7
Ratings
A+
A.M. Best
A1
Moody’s
A+
Standard & Poor’s

Total Shareholder Return
14.7%
5.4%
26.5%
2021
2022
2023

Operating Income
USD Millions
$1,153
$1,065
$2,776
2021
2022
2023

Our primary metric for measuring financial performance is Total
Shareholder Return (“TSR”), defined as annual growth in book value per common share outstanding (excluding Net Unrealized
Depreciation/appreciation of Fixed Maturity , available for sale investments) plus dividends per share.
PROPOSAL NO. 1—ELECTION OF DIRECTORS
The Board recommends that you vote FOR the director nominees described below. Proxies will be so voted except to the extent that shareholders specify otherwise in their proxies.
At the 2024 Annual General Meeting, the nominees for director positions are to be elected to serve until the 2025
Annual General Meeting of Shareholders or until their qualified successors are elected or until such director’s office is otherwise vacated. At its regularly scheduled meeting in February 2024, the Nominating and Governance Committee
recommended to the Board the nominations of John J. Amore, Juan C. Andrade, William F. Galtney, Jr., John A. Graf,
Meryl Hartzband, Gerri Losquadro, Hazel McNeilage, Roger M. Singer and Joseph V. Taranto, all of whom are currently directors of the Company. The Board accepted the Nominating and Governance Committee’s recommendations, and each nominee accepted his or her nomination. It is not expected that any of the nominees will become unavailable for election as a director, but if any nominee should become unavailable prior to the meeting, proxies will be voted for such persons as the Board shall recommend, unless the Board reduces the number of directors accordingly. There are no arrangements or understandings between any director or any nominee for election as a director and any other person pursuant to which such person was selected as a director or nominee.
Important Factors in Assessing Board Composition
The Nominating and Governance Committee strives to maintain an engaged, independent Board with broad and diverse experience, skills and judgment that is committed to representing the long-term interests of our shareholders. In evaluating director candidates and considering incumbent directors for nomination to the Board, the Committee considers each nominee’s character, independence, leadership, financial literacy, personal and professional accomplishments, industry knowledge and experience.
For incumbent directors, the factors also include attendance and past performance on the Board and its committees.
Each director nominee has a demonstrated record of accomplishment in areas relevant to the Company’s business and qualifications that contribute to the Board’s ability to effectively function in its oversight role.
The Nominating and Governance Committee seeks current and potential directors who will collectively bring to the
Board a variety of skills, including:
•Leadership: Demonstrated ability to hold significant leadership positions and effectively manage complex organizations is important to evaluating and developing key management talent.
•Insurance and/or Reinsurance Industry Experience: Experience in the insurance and/or reinsurance markets is critical to strategic planning and oversight of our business operations.
•Risk Management: Experience in identifying, assessing and managing risks is critical to oversight of current and emerging organizational and systemic risks in order to inform and adapt the Company’s strategic planning.
•Regulatory: An understanding of both the laws and regulations that impact our heavily regulated industry and the impact of government actions and public policy are important to oversight of insurance operations.
•Finance and Accounting: Financial experience and literacy are essential for understanding and overseeing our financial reporting, investment performance and internal controls to ensure transparency and accuracy.
•Corporate Governance: Understanding of corporate governance matters is essential to ensuring effective governance of the Company and protecting shareholder interests.
•Business Operations: A practical understanding of developing, implementing and assessing our business operations and processes and experience making strategic decisions, including the assessment of our operating plan, risk management and long-term sustainability strategy, are critical to the oversight of our business.
•Information Technology/Cybersecurity: In addition, comprehensive oversight requires a practical understanding of information systems and technology used in our business operations and processes, as well as a recognition of the risk management aspects of cyber risks and cybersecurity.
•International: Experience in and knowledge of global insurance and financial markets are especially important in understanding and reviewing our business and strategy.
In addition to evaluating a candidate’s technical skills relevant to the success of a large, publicly traded company in today’s business environment, our Board considers additional intangible factors, including candidates’ education and professional background and understanding of our business and technology, as well as the geographic, gender, age, ethnic, educational, professional, skillset and personal viewpoint diversity of our Board as a whole. Each director must demonstrate critical thinking skills, clear business ethics, an appreciation for diversity and a commitment to sustainability.
The Nominating and Governance Committee’s objective is to recommend a group that can best perpetuate the success of our business and represent shareholder interests through the exercise of sound judgment using its diversity of experience and perspectives.
Proposal No. 1 – Election of Directors
2024 Proxy Statement   8
Information Concerning Director Nominees
Each nominee’s biography below includes a summary of the key skills and experience of such nominee that contribute to the director’s ability to effectively oversee the Company and act in the long-term best interests of shareholders.
JOHN J. AMORE
Age: 75
Director Since:  September 19, 2012
Committees:
•Audit
•Compensation
•Nominating and Governance (Chair)
•Risk
Qualifications and Skills:
•Executive Leadership
•Insurance/Reinsurance Industry Experience
•Finance and Accounting
•Corporate Governance
•Business Operations
•International
•Risk Management
•Claims
Background:
Mr. Amore retired in 2010 from the Group Executive Committee of Zurich Financial Services Group, now known as Zurich
Insurance Group, Ltd. (“Zurich”), for which he continued to act as a consultant through 2012. From 2004 through 2010, he served as CEO of Zurich’s Global General Insurance business segment after having served as CEO of Zurich’s North
America Corporate business division from 2001 through 2004. He became CEO of Zurich U.S. in 2000, having previously served as CEO of the Zurich U.S. Specialties business unit. Before joining Zurich in 1992, he was vice chairman of
Commerce and Industry Insurance Company, a subsidiary of American International Group, Inc. (“AIG”). Mr. Amore
served as a delegate for the Geneva Association and is an Overseer Emeritus of the Board of Overseers for the School of
Risk Management, Insurance and Actuarial Science at St. John’s University in New York. He is also a member of the Board of Directors of the W. F. Casey Foundation, Brooklyn, New York and the Board of Trustees and Finance, Audit and
Investment Committees of Embry-Riddle Aeronautical University.
Proposal No. 1 – Election of Directors
2024 Proxy Statement   9
JUAN C. ANDRADE, CEO & PRESIDENT
Age: 58
Director Since:  February 26, 2020
Non-Independent
Committees:
•Investment Policy
•Risk
•Executive
Qualifications and Skills:
•Executive Leadership
•Corporate Governance
•Insurance/Reinsurance Industry Experience
•International
•Finance and Accounting
•Risk Management
•Business Operations
•Regulatory
•Mergers and Acquisitions
•Claims
•Marketing and Branding
Background:
Juan C. Andrade is President and Chief Executive Officer of Everest Group, Ltd.
Mr. Andrade has close to 30 years of experience in the insurance industry, successfully leading large and complex domestic and international businesses. He has served in executive leadership roles in underwriting, product development and innovation, claims, sales and distribution, strategy development and general management.
Mr. Andrade joined Everest from Chubb Limited, where he was responsible for the general insurance business in more than 50 countries outside of North America. Before commencing his insurance career, he worked in national security and international affairs in the Executive Branch of the U.S. Federal Government and The Executive Office of the President.
Mr. Andrade serves on the Board of Directors of USAA, a leading provider of insurance, investing and banking solutions to members of the U.S. military, veterans and their families. He was recently recognized by Latino Leaders Magazine for his service and contributions to USAA. He serves on the Board of Overseers of the St. John’s University School of Risk
Management, Insurance and Actuarial Science. He is a member of the Board of Trustees of The Institutes, an organization committed to meeting the evolving professional development needs of the risk management and insurance community.
He also serves on the Board of Directors of the American Property Casualty Insurance Association (APCIA), the primary national trade association for the insurance industry. He is a member of the Geneva Association, the only international association of insurance companies and the think tank for the global insurance industry. Geneva Association members protect 2.6 billion people worldwide and manage over $21 trillion in assets. He is also a member of The Wall Street
Journal’s CEO Council, an exclusive invitation-only group of the world’s leading CEOs and influential global business leaders.
Mr. Andrade received a Bachelor of Science degree in Journalism with a minor in Political Science from the University of
Florida and was honored as a Distinguished Alumnus in 2018. He was also inducted into the University of Florida College of Journalism and Communications Hall of Fame in 2021. This honor recognizes alumni who have excelled in their careers and has been awarded to only 165 individuals since inception in 1970. He also serves on the National Board of the University of Florida Foundation.
He also holds a Master of Arts degree in International Economics and Latin American Studies from the Johns Hopkins
University School of Advanced International Studies.
Proposal No. 1 – Election of Directors
2024 Proxy Statement   10
WILLIAM GALTNEY
Age: 71
Director Since:  March 12, 1996
Independent
Committees:
•Audit
•Compensation
•Executive
•Nominating and Governance
•Risk (Chair)
Qualifications and Skills:
•Executive Leadership
•Insurance/Reinsurance Industry Experience
•Finance and Accounting
•Investments
•Mergers and Acquisitions
•Corporate Governance
•Business Operations
•Risk Management
•Claims
•Marketing and Branding
Background:
Mr. Galtney served as a director of Everest Reinsurance Holdings, Inc. (“Everest Holdings”) from March 1996 to February
2000. Thereafter he became a director of the Company upon the restructuring of Everest Holdings. Since April 1, 2005, he has been President and CEO of Galtney Group, Inc., a property and casualty healthcare insurance and reinsurance broker. Prior thereto, he was President (from June 2001 until December 31, 2004) and Chairman (until March 31, 2005)
of Gallagher Healthcare Insurance Services, Inc. (“GHIS”), a wholly-owned subsidiary of Arthur J. Gallagher & Co.
(“Gallagher”). From 1983 until its acquisition by Gallagher in June 2001, Mr. Galtney was the Chairman and CEO of
Healthcare Insurance Services, Inc. (predecessor to GHIS), a managing general and surplus lines agency previously indirectly owned by The Galtney Group, Inc.
Proposal No. 1 – Election of Directors
2024 Proxy Statement   11
JOHN A. GRAF
Age: 64
Director Since:  May 18, 2016
Independent
Committees:
•Audit
•Compensation
•Nominating and Governance
•Investment Policy (Chair)
Qualifications and Skills:
•Executive Leadership
•Insurance/Reinsurance Industry Experience
•Corporate Governance
•Risk Management
•Finance and Accounting
•Investments
•International
•Business Operations
•Regulatory
Background:
Mr. Graf serves as the Non-Executive Vice Chairman of Global Atlantic Financial Group (“Global Atlantic”) and joined its
Board of Directors upon Global Atlantic’s acquisition of Forethought Financial Group (“Forethought Financial”) in 2014.
He served as Chairman and CEO of Forethought Financial from 2006 to 2014. He serves on the Audit, Risk and
Compliance Committees of Global Atlantic. Until December 2015, he served as a non-executive director of QBE
Insurance Group Limited where he chaired the Investment and Personnel Committees. In 2005, he served as Chairman,
CEO and President of AXA Financial, Inc. where he also served as Vice Chairman of the Board and President and Chief
Operating Officer of its subsidiaries, AXA Equitable Life Insurance Company and MONY Life Insurance Company. From
2001 through 2004 he was the Executive Vice President of Retirement Savings, AIG, as well as serving as Vice Chairman and member of the Board of Directors of AIG, SunAmerica, following AIG’s acquisition of American General Corporation in 2001, where he served as Vice-Chairman.
Proposal No. 1 – Election of Directors
2024 Proxy Statement   12
MERYL HARTZBAND
Age: 69
Director Since:  May 23, 2019
Independent
Committees:
•Audit (Chair)
•Compensation
•Investment Policy
•Nominating and Governance
Qualifications and Skills:
•Executive Leadership
•Insurance/Reinsurance Industry Experience
•Finance and Accounting
•Investments
•Mergers and Acquisitions
•Corporate Governance
•Business Operations
•Risk Management
Background:
Ms. Hartzband retired in 2015 as a founding partner of Stone Point Capital, where she also served as the firm’s Chief
Investment Officer. Additionally, from 1982 to 1999, she served as Managing Director at J.P. Morgan & Co., specializing in private equity investments in the financial services industry. Ms. Hartzband currently serves on the Board of Directors at
Conning Holdings, Ltd., a global investment management firm with $214 billion assets under management, and
Octagon Credit Investors, LLC, a CLO manager with $34 billion assets under management. She formerly served on the
Board of Directors at Greenhill & Co. (which was acquired by Mizuho Financial Group, Inc. in November 2023). She has
previously been a director at The Navigators Group, Inc., Travelers Property Casualty Corp., AXIS Capital Holdings
Limited, ACE Limited, and numerous portfolio companies of Stone Point. Ms. Hartzband holds a BA with honors from
Cornell College of Arts and Sciences and a MBA with honors in Finance from Columbia Graduate School of Business.
Proposal No. 1 – Election of Directors
2024 Proxy Statement   13
GERRI LOSQUADRO
Age: 73
Director Since:  May 14, 2014
Independent
Committees:
•Audit
•Compensation (Chair)
•Nominating and Governance
•Risk
Qualifications and Skills:
•Executive Leadership
•Insurance/Reinsurance Industry Experience
•Corporate Governance
•Finance and Accounting
•Risk Management
•Business Operations
•International
•Information Technology/Cybersecurity
•Claims
Background:
Ms. Losquadro retired in 2012 as Senior Vice President and head of Global Business Services at Marsh & McLennan
Companies, Inc. (“MMC”) and served on the MMC Global Operating Committee. Prior to becoming a senior executive at
MMC, Ms. Losquadro was a Managing Director and senior executive at Guy Carpenter responsible for brokerage of global reinsurance programs, including all insurance lines, treaty and facultative and the development and execution of
Guy Carpenter’s account management program. From 1986 to 1992, Ms. Losquadro held senior leadership positions at
AIG’s American Home Insurance Company and AIG Risk Management. From 1982 to 1986, she served as Manager of
Special Accounts of Zurich Insurance Group.
Proposal No. 1 – Election of Directors
2024 Proxy Statement   14
HAZEL MCNEILAGE
Age: 67
Director Since:  November 16, 2022
Independent
Committees:
•Audit
•Compensation
•Nominating and Governance
•Risk
Qualifications and Skills:
•Executive Leadership
•Insurance/Reinsurance Industry Experience
•International Experience
•Life Insurance Industry Experience
•Information Technology/Cybersecurity
•Finance and Accounting
•Investments
•Corporate Governance
•Business Operations
•Risk Management
•ESG and Sustainability
Background:
Ms. McNeilage was Head of EMEA for Northern Trust’s Asset Management business and served as a member of the company’s global and international management teams. She held various executive roles in global investment management at Principal Financial, including Global Head of Distribution and Head of International Investments, and she
was part of the executive team that successfully navigated the business through the financial crisis. Earlier in her career,
Ms. McNeilage served as Head of Investment Consulting for Asia Pacific with Towers Perrin. She currently serves on the boards of Reinsurance Group of America and Scholarship America as well as the advisory board of 9th Gear
Technologies. She was formerly a director of AITi Global, previously Alvarium Tiedemann Holdings. Ms. McNeilage is a
Fellow of both the Institute and Faculty of Actuaries (UK) and the Institute of Actuaries of Australia. She earned certificates from Carnegie Mellon University and Harvard University in cybersecurity, a certificate from Massachusetts Institute of
Technology in artificial intelligence, and she is a Board Leadership Fellow of the National Association of Corporate
Directors. Ms. McNeilage earned a Bachelor of Science (Hons) degree from the University of Lancaster, England. Ms.
McNeilage further has knowledge and experience with ESG trends, disclosures and practices.
Proposal No. 1 – Election of Directors
2024 Proxy Statement   15
ROGER M. SINGER, INDEPENDENT LEAD DIRECTOR
Age: 77
Director Since:  February 24, 2010
Independent Lead Director
Committees:
•Audit
•Compensation
•Nominating and Governance
Qualifications and Skills:
•Executive Leadership
•Insurance/Reinsurance Industry Experience
•Corporate Governance
•Finance and Accounting
•Regulatory
•International
•Legal
•Mergers and Acquisitions
Background:
Mr. Singer was elected as director of Everest Reinsurance (Bermuda), Ltd. (“Bermuda Re”) and Everest International
Reinsurance, Ltd. (“International Re”), both Bermuda subsidiaries of the Company, on January 17, 2012. In 2022, he was
elected as Lead Independent Director of the Company. Mr. Singer, currently retired, was the Senior Vice President,
General Counsel, and Secretary to OneBeacon Insurance Group LLC (formerly known as CGU Corporation) and its predecessors, CGU Corporation and Commercial Union Corporation, from August 1989 through December 2005. He continued to serve as director and consultant to OneBeacon Insurance Group LLC and its twelve subsidiary insurance companies through 2006. Mr. Singer served with the Commonwealth of Massachusetts as the Commissioner of
Insurance from July 1987 through July 1989 and as First Deputy Commissioner of Insurance from February 1985 through
July 1987. He has also held various positions in state and federal government, including Assistant Secretary, Office of
Consumer Affairs and Business Regulation, Commonwealth of Massachusetts, Assistant Attorney General, Office of the
Massachusetts Attorney General and Staff Attorney, Federal Trade Commission.
Proposal No. 1 – Election of Directors
2024 Proxy Statement   16
JOSEPH V. TARANTO, CHAIRMAN
Age: 75
Director Since:  March 12, 1996
Non-Independent
Committees:
•Executive
•Investment Policy
Qualifications and Skills:
•Executive Leadership
•Insurance/Reinsurance Industry Experience
•Business Operations
•Corporate Governance
•Finance and Accounting
•Mergers and Acquisitions
•Investments
•Regulatory
•International
•Risk Management
•Marketing and Branding
Background:
Mr. Taranto is a director and Chairman of the Board of the Company, as well as a part-time non-executive employee of the Company’s affiliate, Everest Global Services, Inc. (“Everest Global”), as of January 1, 2020. He retired on December
31, 2013 as CEO of the Company and CEO and Chairman of the Board of Everest Holdings and Everest Reinsurance
Company (“Everest Re”), in which capacity he had served since October 17, 1994. On February 24, 2000, he became
Chairman of the Board and CEO of the Company upon the restructuring of Everest Holdings. Between 1986 and 1994,
Mr. Taranto was a director and President of Transatlantic Holdings, Inc. and a director and President of Transatlantic
Reinsurance Company and Putnam Reinsurance Company (both subsidiaries of Transatlantic Holdings, Inc.). Mr. Taranto was selected to serve on the Board because of his considerable experience as CEO of publicly traded international insurance and reinsurance companies, intimate knowledge of Everest Group, Ltd.’s operations and significant insight into the insurance and reinsurance markets.
Proposal No. 1 – Election of Directors
2024 Proxy Statement   17
THE BOARD OF DIRECTORS AND ITS COMMITTEES

The Board of Directors: Diversity Characteristics
	John J. Amore	Juan C. Andrade	William F. Galtney, Jr.	John A. Graf	Meryl Hartzband	Gerri Losquadro	Hazel McNeilage	Roger M. Singer	Joseph V. Taranto
Skills & Experience
Executive Leadership	X	X	X	X	X	X	X	X	X
Insurance Industry Experience	X	X	X	X	X	X	X	X	X
Reinsurance Industry Experience	X	X	X	X	X	X	X	X	X
Claims	X	X	X			X		X
Human Capital Management	X	X				X	X
ESG/Sustainability	X	X					X
Risk Management	X	X	X	X	X	X	X		X
Regulatory		X		X				X	X
Finance/Capital Management and Accounting	X	X	X	X	X	X	X	X	X
Corporate Governance	X	X	X	X	X	X	X	X	X
Business Operations	X	X	X	X	X	X	X	X	X
International	X	X	X	X	X	X	X	X
Investments			X	X	X		X		X
Mergers & Acquisitions		X	X	X	X			X	X
Information Technology/ Cybersecurity		X				X	X
Legal								X
Marketing & Branding		X	X						X

Director Tenure
2
3
4
0-4 Years
5-10 Years
10+ Years

Director Age

1
4
4
51-60 Years
61-71 Years
71+ Years

The Board of Directors and its Committees
2024 Proxy Statement   18

Racial/Ethnic Diversity

1
8
Underrepresented Minorities
White/Caucasian

11%
Racially/
Ethnically
Diverse
33%
Women
44%
Directors are
diverse by
gender or
race/
ethnicity*
*Juan C. Andrade, Everest’s CEO, is Latino. For additional details concerning the Board’s race, ethnicity and gender make-up, please see the Company’s Corporate Responsibility Reports available on the Company’s website.
The Company’s commitment to strong corporate governance helps us compete effectively, sustain our success over volatile economic cycles and build long-term shareholder value.
Role of the Board
Governance is a continuing focus at the Company, starting with the Board and extending to management and all employees. The Board reviews the Company’s policies and business strategies and advises and counsels the CEO and the other executive officers who manage the Company’s businesses. In addition, we solicit feedback from our shareholders and engage in discussions with various other stakeholders on governance issues and improvements.
Board Committees and Their Roles
The Board conducts its business through its meetings and meetings of its committees. The Board currently maintains
Audit, Nominating and Governance, Compensation, Executive, Investment Policy and Risk Committees. NYSE listing standards require that each of the Audit, Compensation and Nominating and Governance Committees consist entirely of independent directors with written charters addressing such committee’s purpose and responsibilities and that the performance of such committees be evaluated annually.
•Audit Committee
The Audit Committee assists the Board in its oversight of the integrity of the Company’s financial statements, the
Company’s compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence and the performance of the Company’s internal audit function.
•Nominating and Governance
The Nominating and Governance Committee is charged with annually determining the appropriate size of the
Board, identifying individuals qualified to become new Board members consistent with the criteria adopted by the Board in the Corporate Governance Guidelines, recommending to the Board the director nominees for the next annual meeting of shareholders, annually evaluating and recommending to the Board any appropriate changes to the Corporate Governance Guidelines and overseeing the Company’s ESG initiatives and status. The
Nominating and Governance Committee also reviews the Board’s governance standards to ensure that they continue to reflect best practices as articulated by shareholders, observed in peer practices and recommended by advisors.
•Compensation Committee
The Compensation Committee is primarily responsible for discharging the Board’s responsibilities relating to the compensation of the Company’s officers at the level of Senior Vice President and above, as well as the
Treasurer, Secretary and the Chief Internal Audit Officer; reviewing the Compensation Discussion and Analysis with management; and evaluating whether compensation arrangements create risks to the Company. The
Compensation Committee charter further includes human capital management as part of the committee’s responsibilities. For example, the Compensation Committee now oversees succession planning, talent development, employee engagement and DEI.
•Executive Committee
The Executive Committee was created to engage in special projects at the behest of the full Board, as well as serve as the Board’s delegated representative on emergent matters when a full convening of the Board is impractical.
•Investment Policy Committee
The Investment Policy Committee oversees asset allocation and the selection of external investment managers, as well as the overall risk profile of the Company’s portfolio. It further oversees the performance of the
Company’s investment portfolio.
•Risk Committee
The Risk Committee was created to oversee the Company’s Enterprise Risk Management (“ERM”) practices and principles, including identifying, monitoring and overseeing the overall risk management functions of the
Company, establishing the Company’s risk appetite and tolerance levels, overseeing cybersecurity risks and reviewing the Company’s assessment of operational risks. The Risk Committee fosters robust discussion among executives and directors on complex underwriting opportunities, strategy, product development, loss mitigation and hedging strategies as well as emerging risks such as climate change.
The Board operates its committees in a collaborative fashion, with meetings of each committee generally being open to informational attendance by non-committee Board members and executives. This fosters rigorous discussion, cross-
committee information sharing and risk identification and allows for better-informed oversight.
The Board of Directors and its Committees
2024 Proxy Statement   19

Membership on Board Committees
Name	Audit	Compensation	Executive	Investment Policy	Nominating and Governance	Risk Committee
John J. Amore*	X	X			Chair	X
Juan C. Andrade			X	X		X
William F. Galtney, Jr.*	X	X	X		X	Chair
John A. Graf*	X	X		Chair	X
Meryl Hartzband*	Chair	X		X	X
Gerri Losquadro*	X	Chair			X	X
Hazel McNeilage*	X	X			X	X
Roger M. Singer*	X	X			X
Joseph V. Taranto			X	X
Meetings	4	4	0	4	4	4
*Denotes independent director
During fiscal year 2023, the Board held four regularly scheduled meetings. Each director attended more than 75% of the aggregate of the total number of meetings of the Board and meetings of all committees of the Board on which the director served either in person or through an alternate director appointment as permitted by the Bye-laws and the
Bermuda Companies Act 1981. The directors are expected to attend the Annual General Meeting pursuant to the
Company’s Corporate Governance Guidelines. All directors attended the 2023 Annual General Meeting of Shareholders.
Director Independence
Our Board has established criteria for determining director “independence” as set forth in our Corporate Governance
Guidelines. These criteria incorporate all the requirements for director independence contained in the NYSE listing standards. No director shall be deemed to be “independent” unless the Board shall have affirmatively determined that no material relationship exists between such director and the Company other than the director’s service as a member of our Board or any Board committee. In addition, the following enhanced criteria apply to determine independence:
•no director who is an employee, or whose immediate family member is an executive officer of the Company, is deemed independent until three years after the end of such employment relationship;
•no director is deemed independent who:
i.is a current partner or employee of a firm that is the Company’s internal or external auditor;
ii.has an immediate family member who is a current partner of such firm;
iii.has an immediate family member who is a current employee of such firm and personally works on the
Company’s audit; or
iv.was, or had an immediate family member who was, within the last three years a partner or employee of such firm and personally worked on the Company’s audit within that time;
•no director who is employed, or whose immediate family member is employed, as an executive officer of another company where any of our present executives serve on that company’s compensation committee is deemed independent until three years after the end of such service or the employment relationship;
•no director who is an executive officer or employee, or whose immediate family member is an executive officer, of a company that makes payments to, or receives payments from, the Company for property or services in an amount that, in any single year, exceeds $10,000 is deemed independent;
•no director who has a personal services contract with the Company, or any member of the Company’s senior management is deemed independent;
•no director who is affiliated with a not-for-profit entity that receives significant contributions from the Company is deemed independent; and
The Board of Directors and its Committees
2024 Proxy Statement   20
•no director who is employed by a public company at which an executive officer of the Company serves as a director is deemed independent.
Enhanced Audit Committee Independence Requirements
The members of our Audit Committee must meet the following additional independence requirements:
•no director who is a member of the Audit Committee will be deemed independent if such director is affiliated with the Company or any of its subsidiaries in any capacity, other than in such director’s capacity as a member of our Board, the Audit Committee or any other Board committee or as an independent subsidiary director; and
•no director who is a member of the Audit Committee will be deemed independent if such director receives, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries, other than fees received in such director’s capacity as a member of our Board, the Audit
Committee or any other Board committee, or as an independent director of any subsidiary of the Company and fixed amounts of compensation under a retirement plan, including deferred compensation, for prior service with the Company (provided such compensation is not contingent in any way on continued service).
Enhanced Compensation Committee Independence Requirements
The members of our Compensation Committee must meet the following additional independence requirements:
•no director shall be considered independent who:
i.is currently an officer (as defined in Rule 16a-1(f) of the Securities Exchange Act of 1934 (the “Exchange
Act”)) of the Company or any subsidiary of the Company, or is otherwise employed by the Company or any subsidiary of the Company;
ii.receives compensation, either directly or indirectly, from the Company or any subsidiary of the
Company, for services rendered as a consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to
Item 404(a) of Regulation S-K; or
iii.possesses an interest in any other transaction for which disclosure would be required pursuant to Item
404(a) of Regulation S-K.
In assessing the independence of members of the Compensation Committee, the Board will consider all factors specifically relevant to determining whether a director has a relationship to the Company that is material to such member’s ability to be independent from management in connection with his or her duties, including but not limited to
(i) the source of his or her compensation, including any consulting, advisory, or other compensatory fee paid by the
Company to such director and (ii) whether such director is affiliated with the Company, any subsidiary of the Company or an affiliate of any subsidiary of the Company.
Independence Determination
Our Board has affirmatively determined that Mses. Hartzband, Losquadro and McNeilage and Messrs. Amore, Galtney,
Graf and Singer each meet the criteria for independence for Board members set forth above. Moreover, all members of the Audit Committee and Compensation Committee meet the further requirements for independence set forth above with respect to those committees.
The Board considered whether these directors had any material relationships with the Company, its affiliates or the
Company’s external auditor and concluded that none of them had a relationship that impaired his or her independence.
The Board based its determination on personal discussions with the directors and a review of each director’s responses to an annual questionnaire regarding employment, compensation history, affiliations and family and other relationships.
The questionnaire responses form the basis for reviewing a director’s financial transactions involving the Company that are disclosed by a director, regardless of the amounts involved in any such transaction. This annual review is performed in compliance with the Company’s Bye-laws and the Bermuda Companies Act 1981, and the resulting independence determinations are approved by resolution of the Board. Directors are also subject to the Company’s Ethics Guidelines, which require full and timely disclosure to the Company of any situation that may result in a conflict or appearance of a conflict.
Additionally, in accordance with our Corporate Governance Guidelines and the disclosure requirements set forth in Bye-
law 21(b) of the Company’s Bye-laws (which in turn requires compliance with the Bermuda Companies Act 1981), each director must disclose to the other directors any potential conflicts of interest he or she may have with respect to any matter under discussion. If a director is disqualified by the Chairman of the Board because of a conflict, he or she must refrain from voting on a matter in which he or she may have a material interest.
The Board of Directors and its Committees
2024 Proxy Statement   21
BOARD STRUCTURE AND RISK OVERSIGHT
Board Diversity and Refreshment
Our Board believes that it is essential that directors represent diverse perspectives, skills and experience. Diversity is important because it contributes to more effective decision-making and risk management. The Nominating and
Governance Committee is responsible for board refreshment, including recommending a slate of candidates that can best perpetuate the success of our business and represent shareholder interests by exercising sound judgment honed by diverse experiences and perspectives.
When evaluating qualifications, experiences and backgrounds of director candidates, the Board reviews and discusses many aspects of diversity, such as gender, age, ethnicity, education, professional experience, personal accomplishment and differences in viewpoints and skills. Our Board’s Nominating and Governance Committee is especially committed to expanding its pool of director candidates to ensure the inclusion of highly qualified women and persons of color and who have specifically identified skills to complement those of incumbent Directors. To assist with the search, the
Nominating and Governance Committee may engage an external search firm to identify qualified candidates. The committee determines the appropriate size of the Board and evaluates its composition through its annual independent self-assessment process.
The Board believes it is best served by having a mix of short, medium and long-tenured directors. Over the last five years, two new female directors have joined the Board: Hazel McNeilage, who joined in 2022, and Meryl Hartzband, who joined in 2019. Our nine-person Board now includes three women (Meryl Hartzband, Gerri Losquadro and Hazel
McNeilage) and one person of color (our CEO, Juan Andrade). Recognizing the value of continuity of Directors who have experience with the Company, there are no limits on the number of terms for which a Director may hold office.
The rotation of committee chairs is another integral part of Everest’s board refreshment process. Rotating committee chairs ensures that all directors have the opportunity to serve in leadership positions and encourages the emergence of diverse perspectives. Two of the three Board committees mandated by New York Stock Exchange rules are now chaired by women. Ms. Losquadro serves as Chair of the Compensation Committee, and Ms. Hartzband serves as Chair of the
Audit Committee.
Leadership Structure
The Board reviews the Company’s leadership structure from time to time to ensure that it serves the best interests of the shareholders and positions the Company for future success. We believe that the Company is best served with a separate
CEO, Chairman of the Board and Independent Lead Director so that three separate and distinct voices provide appropriate guidance and diverse points of view on governance and strategy while preserving and aligning shareholder interests. This leadership structure emphasizes a team approach to the appropriate balance of leadership, independent oversight and strong corporate governance.
The CEO is responsible for setting the strategic direction, culture and day-to-day leadership and performance of the
Company, while remaining cognizant of and fully up-to-date on the current dynamics of the market, such as where risk factors lie and where growth opportunities and potential exist.
The Chairman of the Board, among other things, provides guidance and counsel to the CEO, consults with the CEO in setting the agenda for the Board meetings and presides over meetings of the full Board. Our current Chairman, with decades of leadership experience, industry expertise and institutional knowledge of the Company, has successfully navigated multiple (re)insurance market cycles and remains connected to both the industry and the Company’s current operations.
The Independent Lead Director leads a forum for independent director deliberation and feedback and helps ensure that all Board members have the means to and do carry out their responsibilities in accordance with their fiduciary duties. The
Independent Lead Director works with the Chairman in coordinating matters of priority among the independent directors and facilitating dialogue on substantive matters of governance involving the Board. The Independent Lead
Director is selected annually by the independent directors and serves as an independent leadership voice to ensure the
Company’s alignment of interest with shareholders to deliver long-term best-in-class return and total value creation.
The Chairman and Independent Lead Director work together to ensure the Company is proceeding in the right direction while maintaining best practices in corporate governance. Further, our CEO, Chairman and Independent Lead Director
work closely to discuss strategic initiatives for the Company. This tripartite leadership framework was put in place to make sure different points of view are given appropriate weight at Board meetings and that no single viewpoint is given disproportionate deference.
Board Structure and Risk Oversight
2024 Proxy Statement   22
The Board believes it is in the best interests of the Company for Mr. Taranto to remain a non-executive part-time employee of the Company and continue to chair the Board, given his vast executive leadership and operational experience and knowledge of our competitors and of the (re)insurance industry and market. In addition to Mr. Taranto and Mr. Andrade, both of whom are non-independent, the Board is comprised of seven outside directors, all of whom are independent. Mr. Roger M. Singer served as the Independent Lead Director in 2023 and, in that capacity, complements the talents and contributions of Messrs. Andrade and Taranto and promotes confidence in our governance structure by providing an independent perspective to that of management.
Prior to each scheduled meeting of the Board, the directors who are not officers of the Company meet in executive session outside the presence of management to determine and discuss any items including those that should be brought to the attention of management.
In December 2021, the Board announced the extension of President and CEO Juan C. Andrade’s employment agreement through the end of 2023 with automatic annual extensions following his term. Mr. Andrade’s leadership, experience and dedication to Everest have been evident since he became CEO on January 1, 2020, and the Board is confident that under Mr. Andrade’s leadership, the Company is well-positioned for continued success.
The Independent Lead Director: Role and Responsibilities
While Mr. Taranto serves as Chairman, Board leadership also comes from our Independent Lead Director, Mr. Singer.
The responsibilities of the Independent Lead Director include:
•Coordinating executive sessions of the independent members of the Board without management present;
•Authorization to call meetings of the independent directors;
•Serving as a liaison between the Chairman and the independent directors and leading a forum for independent director feedback at executive sessions;
•Communicating regularly with the CEO and the other directors on matters of Board governance;
•Assisting in Board meeting agenda preparation in consultation with the Chairman;
•Leading board discussions on oversight of ESG reporting;
•Assuring that all Board members carry out their responsibilities as directors;
•If requested and when appropriate, consultation and direct communication with shareholders as the independent representative of the Board.
Board Role in Risk Oversight
Prudent risk management is embodied throughout our Company as part of our culture and is a key point of emphasis by our Board. Given the complex risk-based nature of our business, the Board divides its risk management responsibilities between financial and operational risks. Financial risk oversight is within the purview of the Audit Committee, and operational risk is overseen by the Risk Management Committee (“Risk Committee”).
In accordance with NYSE requirements, the Company’s Audit Committee Charter provides that the Audit Committee has the responsibility to discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control its risk profile, including the Company’s financial risk assessment and risk management guidelines. Upon the Audit Committee’s recommendation, the Board has adopted a formal Risk Appetite Statement that is reviewed annually and establishes upper boundaries on risk taking in certain areas of the Company, including assets, investments and property and casualty business, natural catastrophe exposure and potential maximum loss.
To monitor the Company’s compliance with the Board’s Risk Appetite Statement with more granularity across the
Company’s key operational areas of underwriting, exposure management, emerging risks and technology, the Board established a separate Risk Committee. To manage the Risk Appetite Statement adopted by the Board, the Company developed an ERM process (“ERM”) for managing the Company’s risk tolerance profile on a holistic basis. The objective of ERM is to provide an internal framework for assessing risk – both to manage downside threats, as well as identify upside opportunities – with the ultimate goal of enhancing shareholder value. Company-wide ERM is coordinated through a centralized unit (the “ERM Unit”) responsible for implementing the risk management framework that identifies, assesses, monitors, controls and communicates the Company’s risk exposures. The ERM Unit is overseen by our Chief
Risk Officer and is staffed and supported with seasoned and accredited actuarial, accounting and management staff.
The Risk Committee reviews ERM status with the Chief Risk Officer each quarter to assess not only operational and systemic risks, but also the level of resources allocated to the ERM Unit. The Board also oversees identification and management of risk at the Board committee level. While each Board committee is responsible for evaluating the
Company’s operational risks falling within its area, the Board is kept informed of the respective committees’ activities and actions through committee reports. Moreover, the limited size of our Board allows for each committee meeting to be attended by all Board members regardless of their respective formal committee appointments.
Board Structure and Risk Oversight
2024 Proxy Statement   23
In order to monitor compliance and liaise with the Board regarding the Company’s ERM activities, we created the
Enterprise Risk Committee (“ERC”). The ERC oversees additional aspects of risk management, including establishing our risk management principles, policies and risk appetite levels in collaboration with the Board. The ERC, in turn, created the Underwriting Risk Committee, Financial Risk Committee and Operational Risk Committee, each of which reports to the ERC. These committees meet quarterly to review their status and plans, initiate new efforts and produce a quarterly risk management report disclosing key risks. The Underwriting Risk Committee monitors underwriting performance and risk, including underwriting controls, while the Financial Risk Committee monitors financial risk, including the cost of capital, liquidity and investor confidence. The Operational Risk Committee monitors operational risk and functional compliance with risk management policies. The ERC reports directly to the Board. Further, our Emerging Risk
Committee, which also was created by and reports to the ERC, identifies, analyzes, evaluates and monitors emerging risks that could generate opportunities or material adverse consequences for the Company and then translates those insights into actionable strategic recommendations to senior management.
Cybersecurity
Our Board views cybersecurity risk as an enterprise-wide concern that involves people, processes and technology and accordingly treats cybersecurity risk as a Board-level matter. Cybersecurity threats present a persistent and dynamic threat to actors in our entire industry and beyond and are not limited to information technology. Our directors endeavor to educate themselves in this area through literature, seminars and other industry publications. Further, the Board is considering adding this specialized skill set among the selection criteria when considering future candidates for Board membership. In recognition of the specialized nature of this risk, the Company appointed a Chief Information Security
Officer (“CISO”) and Chief Information Officer (“CIO”) dedicated to assessing the Company’s data security risk, monitoring cyber threat intelligence and taking the steps necessary to implement pertinent safeguards and protocols to manage the risk. Both the CISO and CIO report directly to the Board, and through the Risk Management Committee, on cybersecurity matters and provide updates on a quarterly basis. In addition, the ERC annually reviews the Company’s cyber exposure across all lines of business and security safeguards for protected privacy data held by the Company. The
ERC also works in conjunction with the Company’s CISO in assessing the Company’s vulnerabilities to cyber threats. In view of the specialized nature of this risk, continuous dialogue throughout the year is essential in assessing the operational risk to our business of third-party hacking, ransomware exposure and other security threats.
Climate Risk
Identifying, modeling and managing climate risk is at the core of the insurance industry. Today, the science is clear: there is no greater long-term risk to our planet than that posed by climate change. We recognize that climate change and emerging ESG issues, among other factors, are becoming increasingly important for the (re)insurance industry at large.
The growing expansion and concentration of humans and rising property values on coastlines and other ecologically sensitive areas means that extreme weather conditions can quickly turn into catastrophic events in terms of losses inflicted. Climate change is exacerbating increasing sea surface temperatures, rising sea levels and frequent extreme weather events, including floods, droughts, winter storms, wildfires and hurricane intensity. As a provider of risk transfer products for our clients, we are committed to delivering insurance and reinsurance protection that protects communities from the impacts of extreme weather events and helps them rebuild, developing effective loss mitigation strategies and supports efforts, in collaboration with governments, to mitigate deterioration of the global environment.
We have a responsibility to manage a risk environment made increasingly dangerous by global climate change. As an insurer and reinsurer of property and capital that may be impacted by climate and weather conditions, the Company quantifies and manages such risk by utilizing the latest meteorological and parametric risk models. It updates those models to take into account the effects of climate change, as well as to evaluate and assess deviations in climate patterns that can help calculate the probability of weather-related catastrophes and potential maximum loss and accumulation exposures. These analyses support prudent underwriting of such risks and the development of products that can help mitigate them. Such potential maximum loss and accumulation exposure analyses are assessed quarterly by the ERC and presented to the Board’s Risk Committee to support its oversight of the ERM process.
Our risk management strategies seek to minimize the impact of severe climate and weather events on our capital by, among other things, maintaining a business portfolio — diversified by product line and geography — and by employing a tactical approach to managing risk, including, but not limited to, utilization of third-party capital to leverage opportunity and further spread risk. Furthermore, we encourage and work with our insureds to consider the impact of climate risk on their operations and property in conjunction with the underwriting, engineering and loss mitigation services we provide.
Policyholders that demonstrate sound environmental practices and adopt loss mitigating measures to protect their facilities and operations receive insurance premium credits as an economic incentive to reduce their exposure to risk of loss associated with climate change.
Board Structure and Risk Oversight
2024 Proxy Statement   24
Everest is a signatory to the United Nations Principles for Sustainable Insurance (“PSI”), a global sustainability framework of the United Nations Environment Programme’s Finance Initiative. The PSI serves as a global framework for the insurance industry to better understand, prevent and reduce ESG risks and better manage opportunities to provide quality and reliable risk protection. The PSI has led to the largest collaboration between the UN and the insurance industry and has steadily grown to represent, as of December 2023, about one-third of world premiums. Everest has reported its disclosures, which are set forth in Everest’s Corporate Responsibility Report, in accordance with the PSI framework since 2022.
Finally, in addition to seeking ways to further our underwriting support of the zero-carbon energy transition, we continue to analyze the Company’s exposures to fossil fuels within our underwriting portfolios. In 2023, insurance premium from companies that generate a material share of their revenue from coal accounts represented less than 0.03% of Everest’s overall 2023 gross written premium. Further, insurance premium from oil or natural gas accounts represented less than
1.05% of our overall 2023 gross written premium.
Board Structure and Risk Oversight
2024 Proxy Statement   25
BOARD COMMITTEES
Audit Committee
The principal purposes of the Company’s Audit Committee, as set forth in its Charter, are to oversee the integrity of the
Company’s financial statements and the Company’s compliance with legal and regulatory requirements, oversee the independent registered public accounting firm, evaluate the independent registered public accounting firm’s qualifications and independence and oversee the performance of the Company’s internal audit function. The Company’s
Chief Internal Audit Officer reports directly to the Chair of the Audit Committee. The Audit Committee meets with the
Company’s management, Chief Internal Audit Officer and the independent registered public accounting firm, both separately and together, to review the Company’s internal control over financial reporting and financial statements, audit findings and significant accounting and reporting issues. The Audit Committee Charter is reviewed annually and revised as necessary to comply with all applicable laws, rules and regulations. The Charter is available on the Company’s website at https://www.everestglobal.com/us-en/investor-relations/governance.
No member of the Audit Committee may serve on the Audit Committee of more than two other public companies unless the Board has determined that such service will not affect such member’s ability to serve on the Company’s Audit
Committee.
Based upon their significant financial experience gained in various leadership and operational roles regarding financial assessment and reporting, the Board has determined that all members of the Audit Committee are financially literate and qualify as “audit committee financial experts” as defined by the rules of the U.S. Securities and Exchange Commission
(the “SEC”) and have accounting or related financial management expertise as required by NYSE listing standards.
Audit Committee Report
The Audit Committee has reviewed and discussed with management, which has primary responsibility for the financial statements and with PricewaterhouseCoopers LLP (“PwC”), the Company’s independent auditors for fiscal year 2023, the audited financial statements for the year ended December 31, 2023 (the “Audited Financial Statements”). In addition, the
Audit Committee has discussed with PwC the matters required to be discussed by Public Company Accounting
Oversight Board Auditing Standard No. 1301 “Communications with Audit Committees.” The Audit Committee has received the written disclosures and the letter from PwC required by applicable requirements of the Public Company
Accounting Oversight Board regarding PwC’s communications with the Audit Committee concerning independence and has discussed with PwC its independence. The Audit Committee also has discussed with Company management and
PwC such other matters and received such assurances from them as the Committee deemed appropriate.
Representatives of PwC and KPMG will be present at the 2024 Annual General Meeting, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions from shareholders.
The Audit Committee devoted substantial time in 2023 to discussing with the Company’s independent auditors and internal auditors the status and operating effectiveness of the Company’s internal control over financial reporting. The
Audit Committee’s oversight involved several meetings, both with management and with the independent auditors outside the presence of management, to monitor the preparation of management’s report on the effectiveness of the
Company’s internal controls. The meetings reviewed in detail the standards that were established, the content of management’s assessment and the auditors’ testing and evaluation of the design and operational effectiveness of the internal controls. As reported in the Company’s Annual Report on Form 10-K filed February 28, 2024, the independent auditors concluded that, as of December 31, 2023, the Company maintained, in all material respects, effective internal control over financial reporting based upon the criteria established in the Internal Control-Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”).
Under its Charter and the Company’s “Audit and Non-Audit Services Pre-Approval Policy” (the “Pre-Approval Policy”), the
Audit Committee is required to pre-approve the audit and non-audit services to be performed by the independent auditors. The Pre-Approval Policy mandates specific approval by the Audit Committee for any service that has not received a general pre-approval or that exceeds pre-approved cost levels or budgeted amounts. For both specific and general pre-approval, the Audit Committee considers whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee also considers whether the independent auditors are best positioned to provide the most effective and efficient service and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality. The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services. It may determine, for each fiscal year, the appropriate ratio between the total amount of audit, audit-related and tax fees and a total amount of fees for certain permissible non-audit services classified below as “All Other Fees”. All such factors are considered as a whole, and no one factor is determinative. The Audit Committee further considered whether the performance by PwC of the non-audit related services disclosed below is compatible with maintaining their independence. The Audit Committee approved all the audit-related fees, tax fees and all other fees for 2023 and 2022.
Board Committees
2024 Proxy Statement   26
The fees billed to the Company by PwC for fiscal years 2023 and 2022 by PwC and its worldwide affiliates are as follows:

	FY 2023	FY 2022
Audit Fees(1)	$5,904,280	$6,719,687
Audit-Related Fees(2)	$621,430	$587,563
Tax Fees(3)	$1,074,118	$712,558
All Other Fees(4)	$39,500	$38,550
(1)Audit fees include the annual audit and quarterly financial statement reviews, internal control audit (as required by the Sarbanes Oxley Act of 2002), subsidiary audits and procedures required to be performed by the independent auditors to be able to form an opinion on the Company’s consolidated financial statements. Audit fees also include statutory audits or financial audits of subsidiaries or affiliates of the Company and services associated with
SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
(2)Audit-related fees include assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements; accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services”;
assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; financial audits of employee benefit plans; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements.
(3)Tax fees include tax compliance, tax planning and tax advice and may be granted general pre-approval by the Audit Committee.
(4)All other fees are for accounting and research subscriptions.
Based on the foregoing review and discussions and relying thereon, the Audit Committee recommended to the Board the inclusion of the Audited Financial Statements in the Company’s Annual Report on Form 10-K for the year ended
December 31, 2023.
The Audit Committee further recommended the appointment of KPMG as the Company’s Independent Auditor.
Audit Committee
Meryl Hartzband (Chair)
John J. Amore
William F. Galtney, Jr.
John A. Graf
Gerri Losquadro
Hazel McNeilage
Roger M. Singer
Compensation Committee
The Compensation Committee exercises authority with respect to all compensation and benefits afforded all officers at the Senior Vice President level and above, the Named Executive Officers and the Company’s Chief Financial Officer,
Comptroller, Treasurer, Chief Internal Audit Officer, Chief Risk Officer and Secretary. The Compensation Committee also has oversight responsibilities for all of the Company’s compensation and benefit programs, including administration of the Company’s 2020 Stock Incentive Plan, which was approved by shareholders at the 2020 Annual General Meeting (the
“2020 Stock Incentive Plan”) and the Executive Performance Annual Incentive Plan. The Compensation Committee
further oversees all aspects of human capital management, including succession planning, talent development, employee engagement and diversity, equity and inclusion.
The Compensation Committee adopted a Charter which is available on the Company’s website at https://
www.everestglobal.com/us-en/investor-relations/governance. The Compensation Committee Charter, which is reviewed annually and revised as necessary to comply with all applicable laws, rules and regulations, provides that the
Compensation Committee may form and delegate authority to subcommittees or to committees of the Company’s subsidiaries when appropriate. This delegation authority was not exercised by the Compensation Committee during
2023. Additional information on the Compensation Committee’s processes and procedures for consideration of executive compensation are addressed in this Proxy Statement under the heading “Compensation Discussion and
Analysis”.
Board Committees
2024 Proxy Statement   27
Compensation Committee Report
Management has the primary responsibility for the Company’s financial statements and reporting process, including the disclosure of executive compensation. The Compensation Committee has reviewed and discussed with management the
Compensation Discussion and Analysis contained in this Proxy Statement and based on this review and discussion, recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.
Compensation Committee
Gerri Losquadro (Chair)
John J. Amore
William F. Galtney, Jr.
John A. Graf
Meryl Hartzband
Hazel McNeilage
Roger M. Singer
Nominating and Governance Committee
The Nominating and Governance Committee is vested with the authority and responsibility to identify and recommend qualified individuals to be nominated as directors of the Company and to develop and recommend to the Board the
Corporate Governance Guidelines applicable to the Company. Further, the Committee Chairman facilitates discussion of
Board governance best practices in conjunction with management. The Charter is available on the Company’s website at
https://www.everestglobal.com/us-en/investor-relations/governance.
Shareholder Nominations for Director
The Nominating and Governance Committee will consider a shareholder’s nominee for director who is proposed in accordance with the procedures set forth in Bye-law 12 of the Company’s Bye-laws, which is available on the Company’s website or by mail from the Corporate Secretary’s office. In accordance with this Bye-law, written notice of a shareholder’s intent to make such a nomination at the 2025 Annual General Meeting of Shareholders must be received by the Secretary of the Company at the address listed below under Shareholder and Interested Party Communications with Directors, between November 16, 2024 and December 16, 2024. Such notice shall set forth the name and address, as it appears on the Register of Members, of the shareholder who intends to make the nomination; a representation that the shareholder is a holder of record of shares of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to make such nomination; the class and number of shares of the Company which are held by the shareholder; the name and address of each individual to be nominated; a description of all arrangements or understandings between the shareholder and any such nominee and any other person or persons (naming such person or persons) pursuant to which such nomination is to be made by the shareholder; such other information regarding any such nominee required to be included in a proxy statement filed pursuant to Regulation 14A under the Exchange Act;
and the consent of any such nominee to serve as a director, if so elected.
As with any candidate for director, the Nominating and Governance Committee will consider a shareholder candidate nominated in accordance with the procedures of Bye-law 12 based solely on his/her character, judgment, education, training, business experience and expertise. In addition to complying with independence standards of the NYSE, the SEC and the Company, candidates for director must possess the highest levels of personal and professional ethics, integrity and values and be willing to devote sufficient time to perform their Board and Committee duties. It is in the Company’s best interests that the Board be comprised of individuals whose skills, experience, diversity and expertise complement those of the other Board members. The objective is to have a Board which, taken as a whole, is knowledgeable in the areas of insurance/reinsurance markets and operations, accounting (using generally accepted accounting practices and/
or statutory accounting practices for insurance companies), financial management and investment, legal/regulatory, risk
(including climate risk), technology (including cyber-risk and artificial intelligence) and any other areas that the Board or any of its Committee’s deems appropriate in light of the continuing operations of the Company and its subsidiaries.
Financial services-related experience, other relevant prior service, a familiarity with national, international and industry issues affecting the Company’s operations and a diversity of background and experience are also among the relevant criteria to be considered. Following interviews, meetings and such inquiries and investigations determined to be appropriate under the circumstances, the Committee makes its director recommendations to the Board. The foregoing criteria are as specified in the Company’s Corporate Governance Guidelines. As a part of the annual self-evaluation process, the Nominating and Governance Committee assesses its adherence to the Corporate Governance Guidelines.
Board Committees
2024 Proxy Statement   28
Board Evaluation
The Board conducts an annual performance evaluation under the oversight of the Nominating and Governance
Committee Chair. The evaluation process entails the use of an outside law firm to conduct individual director interviews covering a wide array of topics that include, among other things, leadership, individual director assessment, training and
Board effectiveness to assist in candid discussions that identify and promote areas for improvement as well as successes.
Upon completion of the individual director interviews, the third-party firm summarizes the directors’ assessments and individual reviews into a report that is provided to the chair of the Nominating & Governance Committee for discussion with the Board at the February meeting. The Board identifies successes and areas for improvement and establishes goals for the upcoming fiscal year.
Commitment to Sustainability
Our Company and Board believe that creation of long-term value for our shareholders implicitly requires the enactment and execution of business practices and strategies that, while delivering competitive returns, also help to advance progress on sustainability matters. The Company understands it has a responsibility not only to provide solutions that help our clients manage their environmental and climate change risks, but also to monitor and control our own ecological impact. Additionally, the Board is considering adding expertise in the environmental and climate risk space when considering future candidates for Board membership. Independent of the nature of our business, the Company recognizes the value of environmental and social awareness and encourages all our executives and employees to take an active role on sustainability matters. The Board has formally memorialized the oversight of the Company’s ESG practices within the Nominating and Governance Committee charter, and the Company published its 2023 Corporate
Responsibility Report in April 2024, which is available on the Company’s corporate website.
Risk Management Committee
The Company’s Risk Management Committee (“Risk Committee”) is the heart of the Board’s risk management function.
Given the nature of insurance as a commercial endeavor addressing risk, the Risk Committee serves a critical role in protecting the Company’s capital and ensuring management alignment with our shareholders. The Risk Committee focuses the Board’s attention on the Company’s most critical operational and systemic risk management capabilities. It is responsible for the general oversight of the Company’s ERM practices, including identifying, monitoring and overseeing the overall risk management functions of the Company, as well as establishing the Company’s risk appetite and tolerance levels. The Risk Committee further reviews the Company’s assessment of operational risk. Specific areas that fall within the purview of this Committee’s risk review include but are not limited to the following:

•complex underwriting opportunities	•reserving
•capital allocation	•expansion opportunities
•product development	•actuarial pricing and analytics
•underwriting margin improvement opportunities	•de-risking
•cybersecurity
•loss mitigation and hedging strategies involving third-party capital and the Company’s subsidiary Mt. Logan Re
•deep dives into various product lines and whether to expand or discontinue such lines
•timely areas of concern that may arise from time to time during any given quarter or year, such as the impacts of Covid-19 or the impacts of inflation on claims or invested assets and appropriate risk-management actions to take in response to any of the above.

Ultimately, the Risk Committee serves as an invaluable resource for timely input and robust dialogue among independent directors of the Company, with extensive risk management expertise and experience and Company executives. It also provides yet another lens through which to screen for undue or inappropriate risk-taking that may not be aligned with the long-term interests of the Company. Further, it fosters an integrated, enterprise-wide approach to identifying and managing risk and provides an impetus toward improving the quality of risk-reporting and monitoring, both for management and the Board. On no less than a quarterly basis, this Committee meets and receives updates and detailed reports from such officers of the Company as the Group Chief Operating Officer and Head of Reinsurance, the
President and CEO of the Insurance Division, the Chief Underwriting Officers of both the Insurance and Reinsurance
Divisions, the Company’s Group Chief Risk Officer and the Chief Reserving Actuary.
Board Committees
2024 Proxy Statement   29
Code of Ethics for CEO and Senior Financial Officers
The Company’s Code of Conduct includes its “Ethics Guidelines” that are intended to guide all the Company’s decisions and behavior by holding all directors, officers and employees to the highest standards of integrity. In addition to being bound by the Ethics Guidelines provisions relating to ethical conduct, conflict of interest and compliance with the law, the Company has adopted a Code of Ethics that applies to the CEO, Chief Financial Officer and Senior Financial Officers
in compliance with specific regulations promulgated by the SEC. The text of the Code of Ethics for the CEO and Senior
Financial Officers is posted on the Corporate Governance page on the Company’s website at https://
www.everestglobal.com/us-en/investor-relations/governance. This document is also available in print to any shareholder who requests a copy from the Corporate Secretary at the address below. In the event the Company makes any amendment to or grants any waiver from the provisions of its Code of Ethics, the Company intends to disclose such amendment or waiver on its website within five business days.
Shareholder and Interested Party Communications with Directors
We reach out annually for feedback from our shareholders on concerns and suggestions for improvement and to identify emerging best practices in governance and shareholder values. However, shareholders and interested parties are encouraged to communicate directly with the Board or with individual directors. All communications should be directed to the Company’s Corporate Secretary at the following address and in the following manner.
Everest Group, Ltd. Corporate Secretary
Seon Place, 4th Floor
141 Front Street
Hamilton, HM 19 Bermuda
Any such communication should prominently indicate on the outside of the envelope that it is intended for the Board, the Non-Management Directors or any individual director. Each communication addressed to an individual director and received by the Company’s Corporate Secretary from shareholders or interested parties, which is related to the operation of the Company and is not solely commercial in nature, will promptly be forwarded to the specified party.
Communications addressed to the “Board of Directors” or to the “Non-Management Directors” will be forwarded to the
Chairman of the Nominating and Governance Committee.
Board Committees
2024 Proxy Statement   30
COMMON SHARE OWNERSHIP BY DIRECTORS AND EXECUTIVE
OFFICERS
The following table sets forth the beneficial ownership of Common Shares as of March 18, 2024 by the directors of the
Company, the executive officers of the Company and by all directors and executive officers of the Company as a group.
Information in this table was furnished to the Company by the respective directors and Named Executive Officers. Unless otherwise indicated in a footnote, each person listed in the table possesses sole voting power and sole dispositive power with respect to the shares shown in the table as owned by that person.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class(14)
John J. Amore	23,186	(1)	*
William F. Galtney, Jr.	64,058	(2)	*
John A. Graf	15,642	(3)	*
Meryl Hartzband	9,831	(4)	*
Gerri Losquadro	13,843	(5)	*
Hazel McNeilage	2,265	(6)	*
Roger M. Singer	17,808	(7)	*
Joseph V. Taranto	312,335	(8)	*
Juan C. Andrade	61,456	(9)	*
Mike Karmilowicz	12,995	(10)	*
Mark Kociancic	29,862	(11)	*
Gail Van Beveren	13,825	(12)	*
Jim Williamson	15,209	(13)	*
All directors, nominees and executive officers as a group (13 persons)	592,212		1.2%
*Less than 1%
(1)Includes 1,833 restricted shares issued to Mr. Amore under the Company’s 2003 Non-Employee Director Equity Compensation Plan (“2003
Directors Plan”) which may not be sold or transferred until the vesting requirements are satisfied.
(2)Includes 34,106 shares owned by various family related investments in which Mr. Galtney maintains a beneficial ownership and for which he serves as the General Partner.  Also includes 1,833 restricted shares issued to Mr. Galtney under the 2003 Directors Plan which may not be sold or transferred until the vesting requirements are satisfied.
(3)Includes 1,833 restricted shares issued to Mr. Graf under the 2003 Directors Plan which may not be sold or transferred until the vesting requirements are satisfied.
(4)Includes 1,833 restricted shares issued to Ms. Hartzband under the 2003 Directors Plan which may not be sold or transferred until the vesting requirements have been satisfied.
(5)Includes 1,833 restricted shares issued to Ms. Losquadro under the 2003 Directors Plan which may not be sold or transferred until the vesting requirements have been satisfied.
(6)Includes 1,806 restricted shares issued to Ms. McNeilage under the 2003 Directors Plan which may not be sold or transferred until the vesting requirements have been satisfied
(7)Includes 1,833 restricted shares issued to Mr. Singer under the 2003 Directors Plan which may not be sold or transferred until the vesting requirements are satisfied.
(8)Includes 19,330 shares owned by various family related trusts and investments in which Mr. Taranto maintains a beneficial ownership.  Also, includes 1,833 restricted shares issued to Mr. Taranto under the Company’s 2020 Stock Incentive Plan which may not be sold or transferred until the vesting requirements are satisfied.
(9)Includes 9,030 restricted shares issued to Mr. Andrade under the Company’s 2020 Stock Incentive Plan and 20,625 shares issued to Mr. Andrade under the Company’s 2020 Stock Incentive Plan which may not be sold or transferred until the vesting requirements have been satisfied.
(10)Includes 312 restricted shares issued to Mr. Karmilowicz under the company’s 2020 stock incentive plan and 7,084 restricted shares issued under the Company’s 2020 Stock Incentive Plan which may not be sold or transferred until the vesting requirements have been satisfied.
(11)Includes 18,329 restricted shares issued to Mr. Kociancic under the Company’s 2020 Stock Incentive Plan which may not be sold or transferred until the vesting requirements have been satisfied.
(12)Includes 223 restricted shares issued to Ms. Van Beveren under the company’s 2020 stock incentive plan and 4,009 restricted shares issued to Ms.
Van Beveren under the Company’s 2020 Stock Incentive Plan which may not be sold or transferred until the vesting requirements have been satisfied.
(13)Includes 10,636 restricted shares issued to Mr. Williamson under the Company’s 2020 Stock Incentive Plan which may not be sold or transferred until the vesting requirements have been satisfied.
(14)Based on 48,760,131 total Common Shares outstanding and entitled to vote as of March 18, 2024.
Common Share Ownership by Directors and Executive Officers
2024 Proxy Statement   31
PRINCIPAL BENEFICIAL OWNERS OF COMMON SHARES
To the best of the Company’s knowledge, the only beneficial owners of 5% or more of the outstanding Common Shares as of December 31, 2023 are set forth below. This table is based on information provided in Schedule 13G Information
Statements filed with the SEC by the parties listed in the table.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Everest Re Advisors, Ltd. Seon Place, 141 Front Street, 4th Floor Hamilton HM 19, Bermuda	9,719,971	(1)	18.3%
The Vanguard Group 100 Vanguard Boulevard Malvern, Pennsylvania 19355	5,334,147	(2)	10.0%
BlackRock, Inc. 55 East 52nd Street New York, New York 10001	3,832,094	(3)	7.2%
(1)Everest Re Advisors, ltd., a direct wholly-owned subsidiary of the company had sole power to vote and direct the disposition of 9,719,971
Common Shares as of December 31, 2023.  According to the Company’s Bye-laws, the total voting power of any Shareholder owning more than
9.9% of the Common Shares will be reduced to 9.9% of the total voting power of the Common Shares.
(2)The Vanguard Group reports in its Schedule 13G that it has no sole power to vote or direct the vote, shared voting power for 56,233 Common
Shares, sole dispositive power with respect to 5,149,719 Common Shares and shared dispositive power with respect to 184,428 Common Shares.
(3)BlackRock, Inc. reports in its Schedule 13G that it has sole power to vote or direct the vote of 3,423,846 Common Shares and sole dispositive power with respect to 3,832,094 Common Shares.
Principal Beneficial Owners of Common Shares
2024 Proxy Statement   32
DIRECTORS’ COMPENSATION
Each member of the Board who is not otherwise affiliated with the Company as an employee and/or officer (“Non-
Employee Director” or “Non-Management Director”) was compensated in 2023 for services as a director and was also reimbursed for out-of-pocket expenses associated with each meeting attended. Each Non-Employee Director is compensated in the form of an annual retainer and a discretionary equity grant.
The Board reviews director compensation annually. In reviewing compensation, the Board considered several factors, including the need to recruit and retain quality director candidates with expertise relevant to the Company’s objectives and attuned to the increased regulatory and shareholder focus on Board governance and oversight. The Board also considered the amount of time spent by directors in attending all scheduled Board and committee meetings, preparing for meetings, communicating with management throughout the year and attending various educational seminars. Our directors do not receive any additional compensation for serving as committee chairs or for attending regular Board and committee meetings or special meetings of individual committees or the Board.
Each Non-Employee Director or Alternate attended more than 75% of the aggregate of the total number of scheduled meetings of the Board and meetings of all committees of the Board in 2023, as well as an annual informational session in
February to review and discuss corporate governance matters and long-term strategic plans for the Company. Moreover, because we believe that a smaller board allows for greater exchange of ideas and more focused and efficient interaction with management, each Non-Employee Director frequently participates in every meeting of the Audit, Nominating and
Governance, Compensation, Risk and Investment Policy Committees, irrespective of whether the director is a formal appointee to such committee or an invitee of the committee. Our directors believe they are at their most effective when working as a collective unit in sharing ideas, offering opinions and engaging in spirited debate at all committee and
Board meetings. Finally, various Non- Employee Directors attend and report back to the Board on educational seminars relating to changes in accounting rules and FASB pronouncements, tax regulations, ERM, governance best practices, information technology and cybersecurity.
During our annual outreach in past years, several shareholders indicated that our director compensation program was not in line with that of our peer group, primarily as a consequence of the heightened performance of the Company’s share price as a result of our exceptional long-term performance. While the Board’s oversight directly contributed to achieving long-term value creation for shareholders, the Board took notice of our shareholders’ observations and took action to bring its director compensation in line with that of our peers. The Board refined its director compensation structure and implemented a limit on Non-Employee Director compensation to $450,000, comprised of a fixed cash retainer and restricted share awards.
Each Non-Employee Director received a standard retainer of $125,000 in 2023, payable in the form of cash or Common
Shares at his or her election, and an equity award in the form of restricted shares equal in value to $325,000, for a total compensation value of $450,000.  Restricted shares vest over a three-year period payable in equal installments.  Giving
Non-Employee Directors an opportunity to receive their standard retainer in the form of Common Shares is intended to further align their interests with those of the Company’s shareholders. The value of Common Shares issued is calculated based on the average of the highest and lowest sale prices of the Common Shares on each installment date or, if no sale is reported for that day, the preceding day for which there is a reported sale. We believe that these revisions to the director compensation structure will bring total compensation per independent director more in line with that of our peers, while recognizing the contribution of our Board in building long-term shareholder value and preserving the
Board’s alignment of interest with our shareholders.
As a non-independent Chairman of the Board, Mr. Taranto provides enhanced duties more akin to those of an employee. Such duties include consulting with the CEO to approve share buybacks; working with the CEO and the
Corporate Secretary in scheduling, preparing agendas and ensuring information flow for Board meetings; recruiting and conducting orientation of new directors; developing and maintaining business relationships beneficial to the Company at industry conferences and events; and providing support, advice and counsel on any special or extraordinary projects at the request of the Board.
Given Mr. Taranto’s enhanced duties including his availability to collaborate and work with the Company’s CEO that go beyond his role as Chairman of the Board, effective January 1, 2021, Mr. Taranto entered into a non-executive, part-time employment relationship with the Company’s affiliate, Everest Global, for a term of two years pursuant to which he received an annual base salary of $425,000. Mr. Taranto’s employment with Everest Global was renewed on January 1,
2023 for a two-year term, pursuant to which Mr. Taranto will receive an annual base salary of $425,000. As an employee,
Mr. Taranto is also eligible to receive an annual equity award at the discretion of the Board not to exceed the value of any equity award granted to the non-executive members of the Board.
Directors’ Compensation
2024 Proxy Statement   33
The table below summarizes the compensation paid by the Company to Directors for fiscal year 2023.3
2023 DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash(1)	Share Awards(2)	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation(3)(4)	Total
John J. Amore	$125,000	$325,792	-	-	$13,940	$464,732
William F. Galtney, Jr.	$125,000	$325,792	-	-	$13,940	$464,732
John A. Graf	$125,000	$325,792	-	-	$13,940	$464,732
Meryl Hartzband	$125,000	$325,792	-	-	$13,940	$464,732
Gerri Losquadro	$125,000	$325,792	-	-	$13,940	$464,732
Hazel McNeilage	$125,000	$526,544			$9,364	$660,908
Roger M. Singer	$125,000	$325,792	-	-	$23,940	$474,732
Joseph V. Taranto	$425,000	$325,792	-	-	$13,940	$764,732
(1)For their Board services in 2023, all of the directors elected to receive their retainer in cash except for Ms. Hartzband, who received 348 shares in compensation for her services.
(2)The amount shown is the aggregate grant date fair value of the 2023 grant computed in accordance with Financial Accounting Standards Board
Statement Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”) calculated by multiplying the number of shares by the fair market value (the average of the high and low of the Company’s stock price on the NYSE on the date of grant) (“FMV”) and otherwise using the methods and assumptions presented in Note 14 to the Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the
year-ended December 31, 2023. Each of the Non-Employee Directors was awarded 852 restricted shares on February 23, 2023 at FMV of
$382.385, except for Hazel McNeilage who was awarded 1,377 restricted shares on February 23, 2023 at FMV of $382.385 as part of her initial sign on as a Director in November 2022.
(3)Dividends paid on each director’s restricted shares. For Mr. Singer, also includes $10,000 in director fees for meetings attended as a director of both Bermuda Re and International Re.
(4)As of December 31, 2023, each director held the following number of outstanding restricted shares: Mr. Amore, 1,833; Mr. Galtney. 1,833; Mr.
Graf, 1,833; Ms. Hartzband, 1,833; Ms. Losquadro, 1,833; Ms. McNeilage, 1,806; Mr. Singer, 1,833; and Mr. Taranto, 1,833.
Directors’ Compensation
2024 Proxy Statement   34
3 This 2023 Director Compensation Table excludes the compensation of Juan C. Andrade. The compensation of Mr. Andrade, a director and also President and CEO of the Company, is set forth in the 2023 Summary Compensation Table. The 2023 Director Compensation Table does include the compensation of
Joseph V. Taranto, who is a part-time non-executive employee of the Company’s affiliate, Everest Global.
EXECUTIVE OFFICERS
Information Concerning Executive Officers
The following information has been furnished by the Company’s Executive Officers who are not also director nominees.
MARK KOCIANCIC
Age: 54
Mr. Kociancic is the Executive Vice President and Chief Financial Officer of the Company. He is also a Director and
Executive Vice President of Everest Denali Insurance Company (“Everest Denali”), Everest Indemnity Company (“Everest
Indemnity”), Everest National Insurance Company (“Everest National”), Everest Premier Insurance Company (“Everest
Premier”) and Everest Security Company (“Everest Security”). Mr. Kociancic also serves as a director of International Re,
Mt. Logan Re, Ltd. (“Mt. Logan”) and as a Director, Executive Vice President and Chief Financial Officer of Everest Re. He
is also Non-Executive Director of Everest Insurance (Ireland), Designated Activity Company. He joined the Company on
October 12, 2020, from SCOR SE (“SCOR”), where he served as Group Chief Financial Officer from 2013 until joining
Everest. He had previously served in various senior executive roles with SCOR’s U.S. operations beginning in 2006, prior to being named Group Deputy Chief Financial Officer in 2012 and then Group Chief Financial Officer. He holds a CPA designation from the Canadian Institute of Chartered Accountants and a CFA designation from the Chartered Financial
Analysts Institute.
JIM WILLIAMSON
Age: 50
Mr. Williamson joined Everest in 2020 as the Group Executive Vice President and Chief Operating Officer. In May 2021,
Mr. Williamson also took on additional responsibilities as Head of Reinsurance for Everest and in March 2024, he
expanded his role to lead Everest’s global reinsurance and insurance businesses. He is also a Director of International Re,
Bermuda Re and Everest Re and also serves as Executive Vice President, COO and Head of the Reinsurance Division.
Prior to Everest, Mr. Williamson spent seven years with Chubb in various positions, including as Division President, North
America Small Business from January 2016 until September 2020. Mr. Williamson also spent over eight years at The
Hartford, where he began his insurance career as a casualty underwriter and later led the underwriting and service operation for the small business insurance franchise. Over the years, at The Hartford, Chubb and now Everest, he has worked in all aspects of the P&C commercial and consumer lines industry, both in the U.S. and internationally, running large and successful businesses. He has also had functional responsibilities for actuarial, technology and claims organizations during his career. Mr. Williamson holds an MBA from The Wharton School at the University of Pennsylvania and a B.S. from Bryant College.
Executive Officers
2024 Proxy Statement   35
MIKE KARMILOWICZ
Age: 55
Mr. Karmilowicz has served as Executive Vice President of the Company since 2020 and in 2024 was named Chairman of
Global Insurance for Everest. Prior to his appointment as Chairman, he served as President and CEO of Everest
Insurance® and also served as President of Everest Insurance® North America P&C. Mr. Karmilowicz joined Everest
Insurance® in July 2015 and served as Senior Vice President of Everest Insurance® and President of Everest Specialty
Underwriters Services, LLC, which comprises the Executive Solutions Group (Financial Institutions, Public & Private D&O,
& Cyber), Professional Liability, Alternative Solutions (Transactional Liability & Private Equity), Political Risk & Trade Credit
and Surety segments. He also held management responsibility for EverSports & Entertainment Insurance® Inc., Everest’s
leading Sports, Entertainment and Leisure insurance organization. Mr. Karmilowicz has over 30 years of experience in the insurance industry, having worked in increasingly responsible management and underwriting positions at carriers including Zurich and The Hartford.
GAIL VAN BEVEREN
Age: 61
Ms. Van Beveren is Executive Vice President and Chief Human Resources Officer of the Company. In her role, Ms. Van
Beveren is responsible for developing and implementing strategies that support global Talent Acquisition, Retention,
Employee Development, Compensation, Benefits, and various other talent management initiatives across all Everest offices. In addition to Ms. Van Beveren’s role as Chief Human Resources Officer, she serves as one of the Executive
Sponsors of the Company’s Diversity Equity & Inclusion Council and has responsibility for overseeing key global initiatives including the implementation of Employee Engagement Surveys. Ms. Van Beveren joined the Company 37 years ago as a Business Systems Analyst in Information Technology and since that time she has held various roles of increasing responsibility including Vice President and Senior Vice President in Human Resources. Ms. Van Beveren is a
graduate of Rutgers University, where she earned a Bachelor of Science in Economics and a Master of Science in
Business Economics. She also has a CPCU designation from The Institutes CPCU Society.
Executive Officers
2024 Proxy Statement   36
Ricardo Anzaldua
Age: 70
Mr. Anzaldua serves as Executive Vice President and General Counsel of Everest Group, Ltd. He joined the Company in
June 2023 with over three decades of legal, corporate governance and (re)insurance industry expertise, spanning the
U.S., Bermuda and other global jurisdictions and industries. Most recently, Mr. Anzaldua was Executive Vice President,
General Counsel and Corporate Secretary for the Federal Home Loan Mortgage Corporation (“Freddie Mac”) where he led the enterprise legal, corporate secretarial, and board governance functions. Prior to Freddie Mac, he was Executive
Vice President and General Counsel of MetLife, Inc. where he oversaw global legal operations, global compliance and government relations. Prior to assuming his role at MetLife, he was General Counsel of the Property-Casualty Division of
The Hartford Financial Services Group, Inc. Mr. Anzaldua further worked at Cleary Gottlieb Steen & Hamilton LLP, where he was a Partner and Chair of the Diversity Committee. He earned his A.B from Brown University and a Juris Doctor from
Harvard Law School.
Executive Officers
2024 Proxy Statement   37
COMPENSATION DISCUSSION AND ANALYSIS
The Compensation Discussion and Analysis provides a detailed description of the compensation of our Named
Executive Officers (“NEOs”) for 2023. The titles below for our NEOs represent positions as of December 31, 2023, unless otherwise noted.

Named Executive Officer	Title
Juan C. Andrade	CEO
Mark Kociancic	Executive Vice President and Chief Financial Officer
Jim Williamson	Executive Vice President and Chief Operating Officer
Mike Karmilowicz*	Executive Vice President and Chairman, Everest Global Insurance
Gail Van Beveren	Executive Vice President and Chief Human Resources Officer
*Mr. Karmilowicz became Executive Vice President and Chairman of Everest Global Insurance effective 3/25/2024.
Executive Summary
The Company’s executive compensation program is intended to align the interests of our executive officers with those of our shareholders. We stress merit-based performance awards, and we structure overall compensation to provide appropriate incentives to executives to optimize net earnings and increase book value per share. For 2023, Named
Executive Officers received annual awards based largely on such value-based financial performance metrics as growth in book value per share and return on equity.
Our executive compensation program is designed and endorsed by the Compensation Committee. In designing the
Company’s executive compensation program, the Compensation Committee endeavors to reflect the core objectives of
(i) attracting and retaining a talented team of executives who will provide creative leadership and ensure success for the
Company in a dynamic and competitive marketplace; (ii) supporting the execution of the Company’s business strategy and the achievement of long-term financial objectives; (iii) creating long-term shareholder value; and (iv) rewarding executives in a manner that is market competitive and seeks to incentivize executives to achieve long-term profitable financial results.
We believe that in 2023 our compensation structure appropriately incentivized the performance of our executive leadership team in the face of significant global catastrophe activity for a seventh consecutive year. The industry saw an estimated $120 billion of insured catastrophe losses in 2023, one of the highest catastrophe loss years on record, including events like Hurricanes Idalia and Otis, wildfires in Hawaii and severe convective storms in Italy.
We provide our clients protection against risk, and accordingly we expect intermittent volatility in our financial results.
Our executive compensation structure is designed to align management’s interest with that of our shareholders by incentivizing long-term value creation rather than short-term gains through strategies designed to normalize over the long term the financial impacts of episodic catastrophe volatility. In that regard, as stewards of our shareholders’ capital, our portfolio management strategies seek to minimize the impact of severe events on our capital. Among other things, this is accomplished by maintaining a business portfolio diversified by product line and geography and by employing a tactical approach to managing risk, including but not limited to de-risking our property exposures to reduce volatility during times of inadequate pricing and utilizing third party capital to leverage opportunity. This is an important distinction as Everest not only outperforms during periods of benign catastrophe loss activity, but also performs well during periods of significant catastrophe activity. Thus, despite yet a seventh consecutive year of significant catastrophe activity, the Company was still able to grow along a series of important metrics.
•Gross written premiums grew to $16.6 billion in 2023 from $14 billion in 2022.
•The Company in 2023 earned $2,776 million in after-tax operating income,4,5 representing a 23.1% after tax operating return on equity (“ROE”), compared to $1,065 and 10.6%, respectively, in 2022.
•The Company returned $288 million in capital to shareholders during 2023 in the form of quarterly dividends.
Since going public in 1995, the Company has achieved compound annual growth in dividend-adjusted book value per share of 11%. As shown in the following chart, our returns have outperformed those of the S&P 500 index continuously since the year 2000, and by 2023 had achieved a level of cumulative returns approximately double that of the S&P 500.
Compensation Discussion and Analysis
2024 Proxy Statement   38
4 The Company uses after-tax operating income (loss), a non-GAAP financial measure, as one way to evaluate its performance. After-tax operating income
(loss) consists of net income (loss) excluding after-tax net gains (losses) on investments, and after-tax net foreign exchange income (expense).
5 Further explanation and a reconciliation of net income (loss) to after-tax operating income (loss) can be found at the back of the Everest Annual Report.
*Including Stock Appreciation & Dividends
Source:  Bloomberg as of 12/31/2022
We have always emphasized prudent risk management and technical underwriting as the key tenets for building and sustaining long-term value for our shareholders. Our compensation structure properly reflects management’s alignment with our shareholders’ interests, especially during periods of significant macroeconomic dislocations, which have included a global pandemic, inflationary pressures, interest rate swings and a mortgage market crash accompanied by volatile equities markets, all in conjunction with episodic, extreme natural catastrophe events.
These results reinforce a strategic vision developed by experience, ingenuity and analytical rigor. While we are always mindful of the human and economic tolls associated with all forms of natural catastrophe losses, we are in the business of offering protection against volatility for our clients and customers while endeavoring to create long-term value for our shareholders, even during periods of extreme catastrophe activity. The fact that we have achieved consistent book value per share growth over time showcases our ability to manage such volatility over cycles through successful underwriting and risk management strategies grounded in an innovative culture that values sustainable performance and capital preservation. This unwavering commitment to long-term value creation for our shareholders is precisely the intention of our compensation philosophy.
Compensation Discussion and Analysis
2024 Proxy Statement   39
COMPENSATION PRACTICES
Compensation Practices and 2023 Say-On-Pay Vote

Say on Pay

Everest received a high level of voting approval,
94.17%, for the Say on Pay advisory vote at its 2023
Annual General Meeting. Accordingly, the Committee
did not make any significant changes to the structure of
the Company’s compensation program.

A primary focus of our Compensation Committee is ensuring that the Company’s executive compensation program serves the best interests of our shareholders while appropriately rewarding our executive leadership for their performance and seeks to incentivize executives to achieve long-term profitable financial results.
Our compensation program incorporates numerous compensation best practices that address common shareholder concerns and advance the Company’s philosophy of long-term shareholder growth. Highlights include:
•No separate change-in-control agreement for the CEO
•CEO and all participants in the CIC Plan are subject to double-trigger provisions
•No “gross-up” payments by the Company of any “golden parachute” excise taxes upon a change in control
•Incentive cash bonuses for all Named Executive Officers tied to specific Company financial performance metrics
•For 2023, approximately 41% of Named Executive Officers’ long-term incentive compensation (excluding any
Named Executive Officers no longer employed with the Company) is in the form of performance share units that can only be earned upon satisfaction of specific Company financial performance metrics over a 3-year period
•Say on Pay Advisory Vote considered by shareholders annually
•Stock ownership and retention guidelines for executive vice presidents and above
•Clawback Policy (“Clawback Policy”) that covers current and former employees, including Named Executive
Officers, providing for forfeiture and repayment of any incentive-based compensation granted or paid to an individual during the period in which he or she engaged in material willful misconduct, including but not limited to fraudulent misconduct and, with respect to current and former executive officers, incentive-based compensation paid as a result of financial information that is subject to an accounting restatement, without regard to any misconduct.
Compensation Discussion and Analysis
2024 Proxy Statement   40
Alignment of CEO Compensation to Shareholder Return

Alignment of CEO Compensation to Shareholder Return
5,890
6,623
6,776
10,458
17,446
21,287
6,492
8,162
8,828
8,829
7,133
7,627
8,600
8,866
9,106
9,910
900.00
800.00
700.00
600.00
500.00
400.00
300.00
200.00
100.00
0.00
Total Stock Return Index
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
CEO Compensation
Total Stock Return Index*

*Total Stock Return Index is a measure of performance and is calculated as the change in share price plus reinvestment of dividends, assuming an initial investment of $100.
Source: Nasdaq/Thomson
Compensation Discussion and Analysis
2024 Proxy Statement   41
THE COMPANY’S COMPENSATION PHILOSOPHY AND
OBJECTIVES
The Company’s executive compensation program is designed to attract, motivate and retain highly talented individuals whose abilities are critical to the ongoing success of the Company. In this regard, the Company’s executive compensation program utilizes a dual approach. Firstly, the program has a short-term component consisting of a base salary and a performance-based cash bonus predominantly tied to a Company financial metric. Secondly, the
Compensation Committee rewards long-term performance through discretionary grants of time- and performance-
based equity awards tied to specific financial performance factors designed to closely align the interests of key executives with the longer-term interests of the Company’s shareholders.
The Compensation Committee is guided by the following principles when making compensation decisions individually and collectively with respect to our executives:
•Compensation of executive officers is based on the level of job responsibility, contribution to the performance of the Company, individual performance in light of general economic and industry conditions, teamwork, resourcefulness and ability to manage our business.
•Compensation awards and levels are intended to be reasonably competitive with compensation paid by organizations of similar stature to both motivate the Company’s key employees and minimize the potential for disruptive and costly key employee turnover.
•Compensation is intended to align the interests of the executive officers with those of the Company’s shareholders by basing a significant part of total compensation on our executives’ contributions over time to the generation of shareholder value.
The Compensation Committee’s philosophy is to encourage management to act in the best interests of the Company and our shareholders even when such actions may temporarily reduce short-term profitability. Examples of those types of actions include the following:
•investments in our business in the form of human capital and intellectual resources;
•reserving methodologies and reserve positions;
•diversification of risk within our insurance and reinsurance portfolios;
•capital management strategies;
•long-term strategic growth initiatives; and
•creativity in the development of new products.
The components and key features of our executive compensation program are set forth in the following chart:
The Company’s Compensation Philosophy and Objectives
2024 Proxy Statement   42
Components of the Company’s Compensation Program

	Short Term	Compensation Component*	Description	Key Features
			Fixed component of compensation intended to attract and retain top talent	Generally positioned near the median of our pay level peer group, but varies with individual skills, experience, responsibilities and performance
At-Risk Pay
Performancegoals established
at the beginning of each fiscal year
that support long-term growth and
operational efficiencies
Intended to motivate annual
performance with respect to key
financial measures, coupled with
individual performance factors

For 2023, the maximum potential
cash bonus was tied to the Company
Adjusted ROE; final awards also
consider achievement of individual
goals
All applicable Named Executive
Officers (“NEOs”), other than Ms. Van
Beveren, were selected as
participants in the Executive
Performance Annual Incentive Plan
(“Executive Incentive Plan”) for 2023
with the maximum bonus potential
available for award to any participant
in the Executive Incentive Plan not to
exceed $3.5 million. Ms. Van Beveren
participated in the Company’s Annual
Incentive Plan for 2023.
The total bonus determination for an
Executive Incentive Plan participant in
2023 is arrived at by applying two
independent components (1)
Company financial performance
criteria (60% weighting) and (2)
individual performance criteria (40%
weighting) as set forth further
described below
No guaranteed minimum award

	Long Term	Long-Term Incentive Awards	At-risk, long-term, equity-based compensation to encourage multi- year performance and retention
Intended to motivate long-term performance with respect to key financial measures and align our NEOs’ interests with those of our shareholders
Tied to the rate of annual operating
ROE and annual TSR against target, as
well as TSR relative to our peer group
over a three-year period
Payouts range from 0% of target
payout to 175% of target payout,
depending on performance after 3
years

			Intended to motivate long-term performance and value creation, align our NEOs’ interests with shareholders’ interests and promote retention	For awards granted prior to 2024, vests at the rate of 20% per year after the grant date. For awards granted in 2024 and afterwards, vests at the rate of 33-1/3% per year after the grant date.
*Percentages may not sum to 100% due to rounding.
The Company’s Compensation Philosophy and Objectives
2024 Proxy Statement   43
Base Salary
CEO
Other NEOs
12%
22%
Annual Incentive Bonus
CEO
Other NEOs
31%
34%
Performance Shares
CEO
Other NEOs
29%
15%
Time-Vested Restricted Shares
CEO
Other NEOs
29%
30%
The Compensation Committee meets each February to review and approve compensation for each Named Executive
Officer, including any adjustments to base salary, bonus awards and equity grants in consideration of the officer’s prior fiscal year’s performance as well as performance over time. In addition, from time to time, the Compensation Committee may make separate salary adjustments to Named Executive Officers during the year to recognize mid-year promotions, changes in job functions and responsibilities, or other circumstances.
As shown in the charts below, the Compensation Committee manages the pay mix for our executive officers such that a substantial portion is “at risk” compensation to better align the interests of our Named Executive Officers with those of the Company’s shareholders. The average of all Named Executive Officers’ at-risk compensation was approximately 79%
of their aggregate total compensation.6 The amounts above and in the chart below do not include the amounts set forth in the columns labeled “Change in Pension Value and Nonqualified Deferred Compensation Earnings” and “All Other
Compensation” in the Summary Compensation Table.
In addition, all employees, including executive officers, received other compensation in the form of benefits. Such other compensation included Company-paid term life insurance, partially subsidized medical and dental plans, Company-paid disability insurance and participation in a Company-sponsored 401(k) employee savings plan. Certain executives also participated in a Supplemental Savings Plan whose purpose is principally to restore benefits that would otherwise have been limited by U.S. benefit plan rules applicable to the 401(k) employee savings plan.
*Percentages may not sum to 100% due to rounding.
The Role of Peer Companies and Benchmarking
The Compensation Committee identified a peer group comprised of companies in our industry for purposes of benchmarking and evaluating the competitiveness of our pay levels and compensation packages for our Named
Executive Officers. In determining the final composition of the peer group, the Compensation Committee selected publicly traded insurers and reinsurers that directly compete with the Company for business and talent. Changes in the composition of the Company’s peer group have been primarily due to consolidations of several peer group companies into other organizations (including some peer group companies) in recent years. The Compensation Committee reviews both compensation and performance at peer companies as a benchmark when setting compensation levels that it believes are commensurate with the Company’s performance. Although the Committee did not set compensation components to meet specific benchmarks, it did utilize the peer group compensation data in determining appropriate incentive compensation amounts relative to individual and Company performance awarded to our Named Executive
Officers for fiscal year 2023. Further, the Committee utilized such peer group metrics in setting Named Executive Officer targets for fiscal year 2023.
The Company’s Compensation Philosophy and Objectives
2024 Proxy Statement   44
6 This figure does not include the compensation of Sanjoy Mukherjee, former Executive Vice President, General Counsel and Secretary of the Company, due
to his departure from the Company in July 2023. The pie charts above in the Components of Executive Compensation table, as well as the “At Risk”
compensation graphs, also do not include the compensation of Mr. Mukherjee for the same reason. See the Summary Compensation Table on page 61 for the compensation paid to or earned by Mr. Mukherjee for 2023.

The Committee considered one or more of the following factors in identifying each of the peer group companies:
Companies that have a similar business or industry	Companies that have a mix of property and casualty (P&C), reinsurance and multi-line insurance.
Companies that include Everest in their peer group.
Companies with a global strategy and footprint.
Companies that we compete with	Companies with which we compete for business or talent in the market.
Company size	Companies based on their revenue and asset size.
Companies subject to pay disclosures	Availability of publicly available financial reporting and proxy data.
For 2023, the Committee selected the following companies to serve as our pay level peer group:

AIG	Cincinnati Financial	Markel
Arch Capital	CNA Financial	Renaissance Re
Axis Capital	Hanover Insurance	W.R. Berkley
Chubb	Hartford Financial
Base Salary and Bonus Determinations
The base salaries for our Named Executive Officers are determined by the Compensation Committee, established upon hire or assignment date and reconsidered annually or as responsibilities change. In setting an executive’s initial base salary, the Compensation Committee considers the executive’s abilities, qualifications, accomplishments and prior experience. The Compensation Committee also considers base salaries of similarly situated executive officers in its identified peer companies when assessing competitive conditions in the industry. Subsequent adjustments to the executive’s base salary in the form of annual raises or upon renewal of an employment agreement take into account the executive’s prior performance, the financial performance of the Company and the executive’s contribution to the
Company’s performance over time, as well as competitive conditions in the industry.

Executive*	2022 Salary	2023 Salary	Percentage Change
Juan C. Andrade	$1,250,000	$1,250,000	—%
Mark Kociancic	$875,000	$900,000	2.9%
Jim Williamson	$800,000	$840,000	5.0%
Mike Karmilowicz	$775,000	$800,000	3.2%
Gail Van Beveren	$450,000	$468,000	4.0%
*Does not include Mr. Mukherjee, whose employment with the company ended in July 2023.
Incentive Based Bonus Plans
In connection with fiscal year 2023 performance, the Company awarded annual performance-based cash bonuses to the applicable Named Executive Officers pursuant to the Executive Performance Annual Incentive Plan or, for Ms. Van
Beveren, the Company’s Annual Incentive Plan.
Executive Performance Annual Incentive Plan
The Compensation Committee identifies the executive officers eligible to participate in the Executive Incentive Plan. In addition to other criteria, the Executive Incentive Plan provides that the total amount of awards granted to all participants in any one year may not exceed 10% of the Company’s average annual income before taxes for the preceding five years.
Ms. Van Beveren participates in the Company’s Annual Incentive Plan. Pursuant to the terms of the Annual Incentive Plan, bonuses are awarded based on the achievement of both Company performance and individual goals.  Ms. Van
Beveren’s performance goals for 2023 included:  (i) providing global Human Resources support for international expansion efforts; (ii) developing culture and colleague behavioral standards and facilitating roundtable discussions; and
(iii) offering greater career development programs and opportunities for all Everest colleagues. Ms. Van Beveren’s bonus was calculated taking into account the Company’s achievement of an Operating ROE of over 23% for the full year 2023
(representing industry-leading results), the overall bonus funding applicable to the Shared Services segment, her established bonus target and 2023 performance.
Pursuant to the terms of the Executive Incentive Plan, within 90 days after the beginning of the fiscal year, the
Compensation Committee selects those executive officers of the Company and its subsidiaries who will participate in the
Executive Incentive Plan for that year. The Compensation Committee sets maximum potential bonus amounts for each
The Company’s Compensation Philosophy and Objectives
2024 Proxy Statement   45
participant based on achievement of specific performance criteria, chosen from among the performance criteria set forth in the Executive Incentive Plan, that most closely align Company financial performance to long-term shareholder value creation. The Compensation Committee may exercise discretion and award an amount that is less than the potential maximum amount to reflect actual corporate, business unit and individual performance. The Executive Incentive Plan provides for a bonus cap for Mr. Andrade and any participant in the Executive Incentive Plan cannot exceed $3.5 million.
For Messrs. Kociancic, Williamson, and Karmilowicz, their maximum is further limited to 200% of their respective base salaries, subject to the foregoing $3.5 million cap.
In addition, and subject to the foregoing maximums, the Compensation Committee determined the total bonus for
Messrs. Andrade, Kociancic, Williamson, and Karmilowicz in 2023 by two independent performance criteria: (1)
Company financial performance (60% weighting) and (2) individual performance (40% weighting). For Messrs. Andrade,
Kociancic, Williamson, and Karmilowicz, the Compensation Committee established full-year operating plan ROE targets for the Company as the financial performance criteria to be applied in connection with a portion of their bonus compensation. Further, for Messrs. Andrade, Kociancic, Williamson, and Karmilowicz, the Compensation Committee
considers 60% of the potential maximum bonus eligible to be earned based on tiered Company Adjusted Operating
ROE7 results above and below the set operating plan ROE target. In determining that only the above percentages of the maximum bonus should be tied to achievement of these additional financial performance metrics, the Committee desired to preserve financial metrics as being the predominant determinant of whether a participant should receive the maximum bonus potential.
The Compensation Committee separately considers the remaining 40% of the potential maximum bonus eligible to be earned by each participant based upon successful achievement of individual, generally non-financial, goals established for such participant. Consideration of individual performance is done to acknowledge that the property and casualty
(re)insurance business is a risk-based endeavor where a company’s financial results in any one financial year may be impacted by exogenous factors beyond employees’ control, such as an unexpectedly severe hurricane season or other natural peril catastrophe activity. Implicit in such a determination is the recognition that our financial success over the long term is not dependent on any one financial year’s results.
Individual goals in any given year include, but are not limited to, factors that may be applicable to each NEO, such as demonstrated leadership, ESG and diversity, business year highlights, risk management and loss mitigation protection practices, strategic goal setting, performance against annual operating plan, capital management, strategic expansion initiatives and growing Everest’s investor base. Finally, the 40% qualitative element also allows the Compensation
Committee broad discretion to consider market performance measures, such as TSR, as part of executive performance without setting a specific performance target.
This balanced approach allows the Company to remain competitive and foster retention of highly performing Named
Executive Officers. Further, the Committee is not bound to any minimum bonus amount and retains discretion to scale the payments below the potential maximum bonus and to award no cash bonus to any Named Executive Officer. The
Compensation Committee in February 2023 selected Messrs. Andrade, Kociancic, Williamson, and Karmilowicz to
participate in the Executive Incentive Plan for fiscal year 2023, which tied their maximum potential bonus awards to the performance criteria as described in more detail below.8 Ms. Van Beveren’s annual incentive award for 2023 was determined under the terms of the Company’s Annual Incentive Plan, based on both Company performance and individual goals.
The Company’s Compensation Philosophy and Objectives
2024 Proxy Statement   46
7 Adjusted Operating ROE adjusts actual operating ROE by treating catastrophe losses as the sum of (1) 40% of anticipated catastrophe losses in the annual operating plan for the current fiscal year and (2) 60% of actual catastrophe losses for the current fiscal year.
8 Sanjoy Mukherjee, former Executive Vice President, General Counsel and Secretary of Group, is not included in this table due to his departure from the
Company in July 2023. Mr. Mukherjee’s 2023 compensation is nonetheless being disclosed in other relevant portions of this Proxy Statement, including the
“Summary Compensation Table,” pursuant to Item 402(a)(3)(iv) of Regulation S-K, because Mr. Mukherjee’s compensation would have been disclosed as a
Named Executive Officer had Mr. Mukherjee still been employed by the Company at the end of 2023.

2023 Incentive-based Bonus Targets and Awards[9]
Named Executive Officer	Target Incentive Bonus (% Base Salary)	Target Incentive Bonus	Plan Maximum Incentive Bonus	Actual Bonus Award
Juan C. Andrade CEO	220%	$2,750,000	$3,500,000	$3,250,000
Mark Kociancic Executive Vice President and Chief Financial Officer	130%	$1,170,000	$1,800,000	$1,556,200
Jim Williamson Executive Vice President and Chief Operating Officer	130%	$1,092,000	$1,680,000	$1,452,500
Mike Karmilowicz Chairman, Everest Global Insurance	130%	$1,040,000	$1,600,000	$1,145,000
Gail Van Beveren Executive Vice President and Chief Human Resources Officer	100%	$468,000	$—	$550,000
TOTAL		$6,520,000	$8,580,000	$7,953,700
Beginning in 2024, on a go-forward basis, the target incentive bonuses in the Executive Incentive Plan will increase to
140% for  Messrs. Kociancic, Williamson and Karmilowicz.
Long-Term Compensation Determinations
The second component of the Company’s executive compensation plan is premised on a strategic view of compensation. This long-term compensation component is achieved through the 2020 Stock Incentive Plan. Awards under the 2020 Stock Incentive Plan are generally intended to reinforce management’s long-term emphasis on corporate performance, provide an incentive for key executives to remain with the Company for the long term and provide a strong incentive for employees to work to increase shareholder value by aligning employees’ interests with those of the shareholders.
Equity awards may take the form of stock options, share appreciation rights, restricted shares or performance share units.
Restricted shares are awarded on the day that they are granted by the Compensation Committee and valued as of the grant date. The Company determines fair market value by averaging the high and low market price on the grant date.
Equity awards granted to the NEOs in 2023, 2022 and 2021, in each case, were in the form of restricted shares and performance share units.
With respect to the equity award process, the CEO makes recommendations to the Compensation Committee for each eligible executive officer, and the proposed awards are discussed with and reviewed by the Compensation Committee.
While the Compensation Committee takes into account management’s input on award recommendations, all final determinations are in the subjective judgment and discretion of the Compensation Committee. In determining the final award amounts, the Compensation Committee reviews each recipient’s demonstrated past and expected future individual performance, his/her contribution to the financial performance of the Company over time, the recipient’s level of responsibility within the Company, his/her ability to affect shareholder value and the value of past share awards.
Finally, the Compensation Committee also considers the value of equity awards granted to similarly situated executive officers by our pay level peer group to ensure a competitively attractive overall compensation package.
Equity grants have historically been made at the Compensation Committee’s February meeting. There is no plan or practice to grant equity awards in coordination with the release of material non-public information.
The Company’s Compensation Philosophy and Objectives
2024 Proxy Statement   47
9 Sanjoy Mukherjee, former Executive Vice President, General Counsel and Secretary of Group, is not included in this table due to his departure from the
Company in July 2023. See the Summary Compensation Table on page 61 for the compensation paid to or earned by Mr. Mukherjee for 2023.

2023 Stock Targets and Awards[10]
Named Executive Officer	Stock Target (% Base Salary)		Time-Vested Equity Actual Award	Performance-Based Equity Actual Award
Juan C. Andrade CEO	360%	*	$3,000,000	$3,000,000
Mark Kociancic Executive Vice President and Chief Financial Officer	170%		$1,370,000	$675,000
Jim Williamson Executive Vice President and Chief Operating Officer	150%		$1,340,000	$660,000
Mike Karmilowicz Chairman, Everest Global Insurance	150%		$938,000	$462,000
Gail Van Beveren	130%		$535,000	$265,000
Executive Vice President and Chief Human Resources Officer
TOTAL			$7,183,000	$5,062,000
*Beginning in 2024, the Long-Term Incentive target for Mr. Andrade is 500%, for Mr. Kociancic $1,950,000, for Mr. Williamson $1,950,000 and for Mr.
Karmilowicz 160%.
Time-Vested Share Awards
We believe that restricted shares encourage employee retention and reward employees consistent with long-term shareholder value creation. Restricted share awards granted prior to 2024 vest over a five-year period at the rate of 20%
per year for the Named Executive Officers and are generally forfeited if the recipient leaves the Company before vesting.
Commencing with 2024, grants of restricted share awards will vest in equal installments over a three-year period.
Performance Share Units
The Compensation Committee grants annual performance-based equity awards to Named Executive Officers in the form of Performance Share Units (“PSU”) that can be earned only upon the achievement of certain Company financial metrics measured over three one-year performance periods based on annual goals and on goals measured over the three-year performance period. At fiscal year-end 2023, we completed the third and final year of the PSU performance period for our 2021 awards, the second year of the PSU performance period for our 2022 awards and the first year of the PSU performance period for our 2023 awards. For the 2021, 2022 and 2023 PSU, the performance periods were January 1,
2021 through December 31, 2023, January 1, 2022 through December 31, 2024 and January 1, 2023 through
December 31, 2025, respectively.
Each PSU gives the participant the right to receive up to 1.75 shares upon settlement at the end of the three-year performance period based upon satisfaction of certain financial performance targets. For the 2021 PSU, for which performance was completed in 2023, the shares represented by the PSU are earned only upon the satisfactory achievement of three metrics: cumulative Book Value Per Share (“BVPS”) growth measured against peers over a three-
year period, annual Operating Return on Equity (“Operating ROE”) and annual BVPS growth, each measured against targets set by the Compensation Committee. The Compensation Committee elected to use BVPS as one of the financial metrics for the PSU because this metric correlates with long-term shareholder value. BVPS is defined as the tangible book value of a share as determined under GAAP and adjusted for dividends paid to shareholders during the performance period. For purposes of calculating the third metric for the 2021 PSU, annual BVPS growth measured against targets set by the Compensation Committee, BVPS is calculated in the same manner, except excluding any adjustment for dividends paid to shareholders. For the 2022 and 2023 PSU, the Compensation Committee elected to use Total Shareholder Return for the measure relative to peers for performance period 2022-2024 and 2023–2025 instead of change in BVPS.
Operating ROE, for purposes of PSU awards, is defined as operating income divided by average adjusted shareholders’
equity. In setting the target metric for the 2023 performance year, operating income equals the Company’s net income/
(loss), excluding after-tax net gains/(losses) on investments and net foreign exchange income (loss). Average adjusted shareholders’ equity equals the average of beginning-of-period and end-of-period shareholders’ equity, excluding the after-tax net unrealized appreciation/(depreciation) on fixed maturity, available for sale investments recorded in accumulated other comprehensive income. The Compensation Committee selected Operating ROE as one of the financial metrics for the PSU because this metric correlates closely with shareholder value over both intermediate and longer-term periods and is a widely-used financial metric in the insurance and reinsurance industry for assessing company performance. The tables below set forth the 2021, 2022 and 2023 PSU Target Awards for each NEO and performance measures.
The Company’s Compensation Philosophy and Objectives
2024 Proxy Statement   48
10 Sanjoy Mukherjee, former Executive Vice President, General Counsel and Secretary of Group, is not included in this table due to his departure from the
Company in July 2023. See the Summary Compensation Table on page 61 for the compensation paid to or earned by Mr. Mukherjee for 2023.

Target Awards for Named Executive Officers
Performance Year	Juan C. Andrade	Mark Kociancic	Jim Williamson	Mike Karmilowicz	Gail Van Beveren	Sanjoy Mukherjee
2021 PSU	8,260	2,045	1,435	1,355	800	1,610
2022 PSU	7,050	1,755	1,410	1,340	705	1,360
2023 PSU	6,215	1,335	1,100	1,050	530	1,020

2021 PSU TARGET MEASURES
				Award Multiplier
	Weight	Performance Year	Target ROE	0%	25%	100%	175%
Operating ROE	50.0%	2021	11.1%	<4.1%	4.1%	11.1%	>=16.1%
		2022	12.4%	<5.4%	5.4%	12.4%	>=17.4%
		2023	13.5% - 14.5%	<6.0%	6.0%	13.5% – 14.5%	>=20.0%
				Award Multiplier
	Weight	Performance Year	Target Growth	0%	25%	100%	175%
Growth in BVPS	25.0%	2021	8%	<3.0%	3%	8%	>=13.0%
		2022	10.5%	<5.5%	5.5%	10.5%	>=15.5%
		2023	10%	<5.0%	5.0%	10%	>=15%
				Award Multiplier
	Weight	Performance Period	Target	0.0%	25%	100%	175%
3Yr Relative Change in Tangible BVPS to Peers	25.0%	2021–2023	Median	<26th %tile	26th %tile	Median	>=75th %tile

2022 PSU TARGET MEASURES
				Award Multiplier
	Weight	Performance Year	Target ROE	0%	25%	100%	175%
Operating ROE	50.0%	2022	12.4%	<5.4%	5.4%	12.4%	>=17.4%
		2023	13.5% - 14.5%	<6.0%	6.0%	13.5% – 14.5%	>=20.0%
				Award Multiplier
	Weight	Performance Year	Target TSR	0%	25%	100%	175%
TSR	25.0%	2022	13.0%	<8.0%	8.0%	13.0%	>=18.0%
		2023	13.5% - 14.5%	<6.0%	6.0%	13.5% -14.5%	>=20.0%
				Award Multiplier
	Weight	Performance Period	Target	0.0%	25%	100%	175%
3Yr Relative Change in TSR Compared to Peers	25.0%	2022-2024	Median	<26th %tile	26th %tile	Median	>=75th %tile
The Company’s Compensation Philosophy and Objectives
2024 Proxy Statement   49

2023 PSU TARGET MEASURES
				Award Multiplier
	Weight	Performance Year	Target ROE	0%	25%	100%	175%
Operating ROE	50.0%	2023	13.5% - 14.5%	<6.0%	6.0%	13.5% – 14.5%	>=20.0%
				Award Multiplier
	Weight	Performance Year	Target TSR	0%	25%	100%	175%
TSR	25.0%	2023	13.5% - 14.5%	<6.0%	6.0%	13.5% – 14.5%	>=20.0%
				Award Multiplier
	Weight	Performance Period	Target	0.0%	25%	100%	175%
3Yr TSR Compared to Peers	25.0%	2023-2025	Median	<25th %tile	25th %tile	Median	>=75th %tile
As displayed above, the portions of the 2021, 2022 and 2023 PSU grants that are subject to the Operating ROE financial metric (50% for the 2021, 2022 and 2023 PSU) are eligible to be earned annually in one-third tranches over the three-
year performance period based upon target Operating ROE figures determined by the Committee annually. In setting the 2023 Operating ROE target, the Committee considered the Company’s 2023 operating business plan reflecting management’s view of market conditions, modeled expected results, business mix and product diversification and the continued global economic uncertainty relating to the Pandemic.
The Committee further noted that the 13.5%-14.5% target Operating ROE for 2023 represented an increase over the prior year’s result of 10.6%. In recent years, the Compensation Committee has generally set higher Operating ROE targets compared to the previous year’s actual Operating ROE results11 in order to continue to set a high level of achievement for executive management, as demonstrated in the following table:

Year	Target ROE (%)	Actual ROE (%)
2017	10	4.6
2018	11	2.3
2019	12.2	10.3
2020	11.1	8.4
2021	11.1	12.2
2022	12.4	10.6
2023	13.5 - 14.5	18.7*
*This figure excludes the deferred tax benefit of approximately $578 million in regards to the enacted Bermuda Corporate Income Tax Act of 2023.
For the 2023 annual performance period, the Committee set a target Operating ROE of 13.5%-14.5%, with one-third of the applicable Named Executive Officers’ 2021 PSU eligible to be earned under the operating ROE metric as measured by the Company’s full-year performance from January 1, 2023 through December 31, 2023. Earn-outs between the performance levels are determined by straight-line interpolation.
The tables below set forth the amount of 2021 PSU eligible to be earned to date by each applicable NEO based upon
Operating ROE. The earn-out reflects the percentage of the total target award that can be earned in any one performance period, which is one-third of 50% (i.e., 16.7%) of the NEO’s total PSU target award for the 2021, 2022 and
2023 PSU. The number of shares actually earned is calculated by applying the target award multiplier based upon the
Company’s full year performance:
The Company’s Compensation Philosophy and Objectives
2024 Proxy Statement   50
11 No COVID-19 related adjustments to Actual Operating ROE were made for the 2021, 2022 and 2023 years.
2021 PSU ROE Grant

Operating ROE					Juan C. Andrade	Mark Kociancic	Jim Williamson	Mike Karmilowicz	Gail Van Beveren	Sanjoy Mukherjee

					Target Award

					8,260	2,045	1,435	1,355	800	1,610
	Target	Actual	Earn Out %	Target Multiplier	Earned PSU
2021 Period	11.1%	12.2%	16.7%	116.5%	1,604	398	279	264	156	313
2022 Period	12.4%	10.6%	16.7%	80.7%	1,111	275	193	183	108	217
2023 Period	13.5% - 14.5%	18.7%	16.7%	157.3%	2,165	536	376	356	210	422
All earned shares resulting from achievement of the metrics herein are delivered to the participant upon the Committee’s confirmation of the final earned amounts at the end of  the 2021 PSU respective three-year performance periods.
2021 PSU BVPS Growth Against Target Grant
For the 2021 PSU grant, for which performance was completed in 2023, the Compensation Committee used growth in
BVPS measured against targets selected by the Compensation Committee as a metric. The growth in BVPS award metrics determined by the Committee in February 2024 are as follows:

2021 Growth in BVPS Award					Juan Andrade	Mark Kociancic	Jim Williamson	Mike Karmilowicz	Gail Van Beveren	Sanjoy Mukherjee

					Target Award

					8,260	2,045	1,435	1,355	800	1,610
	Target	Actual	Earn Out %	Award Multiplier	Earned PSU
2021 Period	8%	12%	8.3%	160%	1,102	273	192	181	107	215
2022 Period	10.5%	2.8%	8.3%	0%	0	0	0	0	0	0
2023 Period	10%	18.7%	8.3%	175%	1,205	299	210	198	117	235
2021-23 PSU BVPS Growth Against Peers Grant
The PSU eligible to be earned based on the BVPS growth are benchmarked against the relative BVPS growth of a selected peer group, as measured cumulatively from January 1, 2021 through December 31, 2023 for the 2021 PSU. For the 2021 PSU awards, the Committee determined that the following companies would serve as the peer group for purposes of determining the BVPS growth achievement:

Alleghany	Cincinnati Financial	Markel
Arch Capital	Fairfax	Renaissance Re
Axis Capital	Hanover Insurance	W.R. Berkley
Chubb	Hartford Financial
Companies that are no longer listed on a public exchange (e.g., due to acquisition or merger) during a measurement period are omitted from the cumulative relative BVPS growth benchmarking for the entire related measurement periods.
Earn-outs between target levels for PSU subject to the BVPS growth metric are also determined by straight-line interpolation and will be certified by the Committee for eligibility at the end of the 2021 PSU three-year performance periods (with respect to the 2021 PSU, the end date will be March 15, 2024).
For the 2021 PSU, the BVPS growth metrics determined by the Committee in February 2024 are as follows:
The Company’s Compensation Philosophy and Objectives
2024 Proxy Statement   51

2021 PSU Growth in BVPS against Peers			Juan Andrade	Mark Kociancic	Jim Williamson	Mike Karmilowicz	Gail Van Beveren	Sanjoy Mukherjee

			Target Award

			8,260	2,045	1,435	1,355	800	1,610
	Weight	Award Multiplier	Earned PSU
2021-2023 Period	25.0%	100%	2,065	512	359	339	200	403
As a result, the total 2021 PSU earned, taking into account satisfactory achievement of the three financial performance metrics is as follows:

	Juan Andrade	Mark Kociancic	Jim Williamson	Mike Karmilowicz	Gail Van Beveren	Sanjoy Mukherjee
2021 PSU Target Award	8,260	2,045	1,435	1,355	800	1,610
Total 2021-2023 Operating ROE PSU Earned	4,880	1,209	848	803	474	952
Total 2021-2023 BVPS PSU Earned	2,307	572	402	379	224	450
Total Relative BVPS PSU Earned	2,065	512	359	339	200	403
Total PSU Earned	9,252	2,293	1,609	1,521	898	1,805
PSU shares not earned because of failure to achieve the set metrics are forfeited. All earned shares resulting from achievement of the metrics are delivered to the participant upon confirmation by the Committee of the final earned amounts at the end of the PSU three-year performance period.
Named Executive Officer Compensation
The final amounts and factors considered by the Compensation Committee in making its decisions with regard to the
2023 performance year for each Named Executive Officer are described more fully below.
Company Financial Performance Assessment
The Compensation Committee assesses the financial performance of the Company in the context of the business environment in which it operates, the performance of competitors with reasonably comparable operations and management’s operating business plan for the period under review. The Compensation Committee also considers management’s decisions and strategies deployed in positioning the Company for future growth and profitability. Our compensation program is designed to reward executive officers for developing and achieving a business strategy that emphasizes creation of longer-term shareholder value.
The Compensation Committee attaches significant importance to our executives’ ability to generate shareholder value over time by achieving an attractive increase in dividend-adjusted book value per common share and in the achievement of returns that provide an attractive compound growth rate in shareholder return. Through fiscal year 2023, the
Company has generated compound annual growth rate of 11% per year since going public in 1995 and achieved total return over the same period equal to 1,307 points more than the analogous return achieved by the S&P 500 index as a whole.
This attractive long-term performance has been achieved during a period of significant natural catastrophe activity, a protracted period of very low interest rates and repeated periods of soft market conditions.
The Company’s Compensation Philosophy and Objectives
2024 Proxy Statement   52
Financial Performance Measures Linking CEO and NEO Compensation to Company Performance in 2023
When analyzing the performance and considering the overall compensation of our Named Executive Officers, the
Compensation Committee reviews the Company’s operational, strategic and financial performance over the short and the long term. As noted above, in linking executive pay to Company performance, the Compensation Committee selected the key Company financial performance metrics of Operating ROE and Total Shareholder Return in the incentive cash bonus and performance share awards pursuant to the Executive Incentive Plan and Performance Share
Units, respectively. In addition to these key financial performance indicators, the Compensation Committee also identified additional financial metrics as most important in linking executive pay to Company performance. These additional financial indicators are not necessarily tied to any one specific short-term financial target, but rather serve to incentivize management to focus on long-term value creation.
For 2023, the Compensation Committee identified the Adjusted Operating ROE, Combined Ratio, Total Shareholder
Return (as defined at Everest’s Investor Day), and and Gross Written Premium Annual Growth Rate as the most important financial measures linking PEO and NEO compensation to Company performance. The importance of these financial performance indicators to our shareholders is reflected in their incorporation as the baseline targets for the Company’s
2023 Investor Day presentation and three- year strategic plan. Management’s ability to meet these Investor Day performance targets were factored into the determination of the overall short-term incentive-based compensation awarded to the CEO and other NEOs.
In 2023, despite another consecutive year of significant global catastrophe activity, Everest delivered strong results in line with our strategic plan and continuing focus on prudent risk management, disciplined underwriting and profitable growth. The Compensation Committee took subjective note of executive management’s role in delivering results in 2023 in a context of challenging market dynamics.

Gross Written Premium $16.6 billion	Gross Written Premium Growth 19.2%	Combined Ratio 90.9% Attritional Combined Ratio 87.6%*

Net Income $2.5 billion Net Operating Income $2.8 billion	Total Shareholder Return 26.5%	After Tax Operating Income ROE 23.1%
*The attritional combined ratio for the year ended December 31, 2023 included approximately $94 million of profit commission related to loss reserve releases.  Excluding this profit commission, the Group's attritional combined ratio would have been 86.9%.
The Company’s Compensation Philosophy and Objectives
2024 Proxy Statement   53
Investor Day Financial Targets
At Everest’s 2021 Investor Day, Everest set ambitious financial targets for its three-year (2021–2023) strategic plan, including the metrics below. In determining executive compensation for 2023, the Compensation Committee took note of executive management’s significant progress toward the Investor Day targets.

Key Financial Target	Results Against Target
2023 Total Shareholder Return (“TSR”) greater than 13%	Everest achieved TSR of 26.5% for 2023 despite significant global catastrophe activity and challenging macroeconomic conditions of inflation and public equities market volatility.
10 to 15% gross written premium Compound
Annual Growth Rate (“CAGR”) from 2021 through
2023, with the Reinsurance Division contributing 8
to 12% CAGR for that time-period and the
Insurance Division contributing 18 to 22% CAGR

In 2023, Everest achieved 19.2% overall gross written
premium year over year growth from 2022.
The Reinsurance Division achieved 23.9% premium
growth in 2023, while the Insurance Division
achieved 10.0% premium growth.

Low 90s combined ratio by 2023
In 2023, Everest achieved a combined ratio of 90.9%
and an attritional combined ratio of 87.6%.
The Reinsurance Division delivered a 86.4%
combined ratio and an attritional combined ratio of
86.1%. The Insurance Division delivered a 103%
combined ratio and an attritional combined ratio of
91.7%.*

*The attritional combined ratio for the year ended December 31, 2023 included approximately $94 million of profit commission related to loss reserve releases.  Excluding this profit commission, the Group's attritional combined ratio would have been 86.9% and the Reinsurance Segment’s attritional combined ratio would have been 85.1%.
Individual Performance Assessment Factors
In evaluating individual performance, the Compensation Committee qualitatively considers the following individual factors:
•each executive officer’s individual performance in his/her area of responsibility;
•individual effort in achieving company goals;
•effectiveness in fostering and working with a team-oriented approach;
•creativity, demonstrated leadership traits and future potential;
•level of experience; and
•total compensation relative to the executive’s internal peers.
No single individual performance factor is given materially more weight than another, although all are considered in the context of an executive’s overall performance. Rather, these factors are representative of the qualities that we believe make an effective executive.
Summary of Direct Compensation Awarded in 2023
The cash and equity compensation components for each Named Executive Officer relating to fiscal year 2023 performance are highlighted in the table below. This table is provided to assist shareholders in understanding better the
Compensation Committee’s specific decisions on individual performance-based compensation relating to fiscal year
2023, exclusive of any benefits or pension- or retirement-related deferred compensation that is not performance related.
This table differs from the SEC disclosure rules reflected in the “Summary Compensation Table” primarily in that it includes equity awards granted at the Board’s February 2024 meeting.12
The Company’s Compensation Philosophy and Objectives
2024 Proxy Statement   54
12 Sanjoy Mukherjee, former Executive Vice President, General Counsel and Secretary of Group, is not included in this table because he did not receive any incentive cash bonus for 2023 or any awards at the Board’s 2024 February meeting due to his departure from the Company in July 2023. Mr. Mukherjee’s annual base salary for 2023 was $650,000.

Name	Title/Business Unit	Annual Base Salary	Incentive Cash Bonus	Time-Vested Equity Award	Performance- Based Equity Award	Total Direct Compensation
Juan C. Andrade	President and CEO	$1,250,000	$3,250,000	$3,000,000	$3,000,000	$10,500,000
Mark Kociancic	Executive Vice President and Chief Financial Officer	$900,000	$1,556,200	$1,370,000	$675,000	$4,501,200
Jim Williamson	Executive Vice President and Chief Operating Officer	$840,000	$1,452,500	$1,340,000	$660,000	$4,292,500
Mike Karmilowicz	Chairman, Everest Global Insurance	$800,000	$1,145,000	$938,000	$462,000	$3,345,000
Gail Van Beveren	Executive Vice President and Chief Human Resources Officer	$468,000	$550,000	$535,000	$265,000	$1,818,000
Incentive Cash Bonus
At its February 2023 meeting, Messrs. Andrade, Kociancic, Williamson and Karmilowicz were selected by the
Compensation Committee to participate in the Executive Incentive Plan for fiscal year 2023. For 2023, Ms. Van Beveren participated in the Company’s Annual Incentive Plan. Under the Executive Incentive Plan, total bonus determination for a participant is arrived at by application of two independent components: (1) Company financial performance criteria and
(2) individual performance criteria. For bonus calculation purposes, these components are weighted 60% Company financial performance criteria and 40% individual performance criteria.
For 2023, the Compensation Committee adopted the 2023 operating plan ROE as the target financial performance metric. Although several shareholders indicated a preference for multiple financial metrics to measure performance, the
Compensation Committee believes that for (re)insurance companies such as Everest, whose ultimate success in value creation and sustainability derive from disciplined underwriting, prudent risk management and careful exposure analysis in maximizing capital efficiency, Operating ROE is the key performance indicator that ties each of these value components together. Even as a single measurement metric, Operating ROE provides a holistic measurement of operating performance because Operating ROE encompasses the results of key individual performance indicators including growth strategy, revenue, loss ratio, expense management and combined ratio. Further, it removes any short-
term incentive for management to maximize any one particular metric in a given year.
In setting the Operating ROE financial performance criteria for the non-equity incentive compensation, the
Compensation Committee determined that the targets were fair yet demanding in consideration of:
•the 2023 operating plan,
•the average operating return on equity achieved over several market cycles,
•the average operating return on equity among the companies in the selected peer group, and
•the fact that the Company operates in an increasingly competitive and challenging market cycle.
In measuring the NEOs’ performance against the target operating plan ROE, the Compensation Committee calculates an
Adjusted Operating ROE. For purposes of this calculation, the Committee employs a formulaic adjustment to actual
GAAP Operating ROE to more accurately reflect a normalized catastrophe risk management measure over time and evaluate the executive team’s risk mitigation strategies. The formula adjusts actual Operating ROE by treating catastrophe losses as the sum of (1) 40% of anticipated catastrophe losses in the annual operating plan for the current fiscal year and (2) 60% of actual catastrophe losses for the current fiscal year. Our annual operating plan assumes a
“normalized” level of natural catastrophe losses as derived from a 10,000-year simulation of potential modeled events, updated to quantify the growing impact of human activity on climate risk and the increased exposure factors associated with expected increased loss severity and frequency from extreme climate events. Such a “normalized” catastrophe loss level translates to a net after-tax Operating ROE that can range widely from a low-single-digit to mid-teens percentage return for a given year based on competitive market factors such as interest rate changes, business mix, market capacity and the impact of alternative capital. Utilizing an adjusted catastrophe loss load in any one year will reflect, over the long term, the performance of the portfolio relative to expected performance and does not overly benefit compensation during benign years of catastrophe activity nor unduly penalize compensation during years of intense activity. This method takes account of the inherent volatility of catastrophe events from year to year, and balances it against the normalizing effect of using an average annualized expected incidence of catastrophes over the long term. Consequently, over the long-term, the calculation of incentive compensation will reflect the actual performance of the portfolio relative to its expected performance.
The Company’s Compensation Philosophy and Objectives
2024 Proxy Statement   55
Mr. Andrade’s Annual Cash Incentive Goals and Compensation
Mr. Andrade served as the Company’s President and CEO in 2023, with a base salary of $1,250,000. For fiscal year 2023, the Compensation Committee established the following separate financial and individual performance-based criteria for purposes of establishing the bonus award amount for Mr. Andrade under the Executive Incentive Plan.
Financial Performance Goal

Performance Level	Financial Performance Measure (ROE)	Potential Maximum Bonus
Maximum	>=20%	$3.5 million
Target	13.5% - 14.5%	220% of Base Salary
Threshold	6.0%	50% of Base Salary
Below Threshold	<6%	Zero
As described above under the section entitled “Executive Performance Annual Incentive Plan,” the Compensation
Committee considers 60% of Mr. Andrade’s potential maximum bonus to be independently determined based on the
Company Operating ROE results set forth in the table above. After comparing the Company’s fiscal year 2023 results to the performance measures established for Mr. Andrade, the Compensation Committee concluded, based on the
Adjusted Operating ROE of 18.2%, Mr. Andrade’s maximum potential cash bonus as compared to target was
$1,952,727.

Performance Measure	2023 Plan Operating ROE (Target)	2023 Adjusted Operating ROE	Percentage of Base Salary Maximum Bonus	Resulting Maximum Bonus Potential
Operating ROE	13.5% - 14.5%	18.2%	60%	$1,952,727
The Compensation Committee separately considered the 40% portion of the maximum bonus eligible to be earned based upon successful achievement of individual goals.

Individual Performance Measure	Maximum Bonus Potential
40% of 280% Base Salary Bonus Maximum	$1,400,000
Mr. Andrade’s total resulting maximum potential cash bonus in consideration of both the financial and individual performance measures was as follows.

Performance Measure	2023 Plan Operating ROE (Target)	2023 Adjusted Operating ROE	Resulting Maximum Bonus Potential
Operating ROE	13.5% - 14.5%	18.2%	$1,952,727
Individual Performance			$1,400,000
Total Maximum Potential Cash Bonus			$3,352,727
In determining the final bonus and equity award, the Compensation Committee took note of the Company’s strong risk management and portfolio optimization strategy under Mr. Andrade’s guidance in conjunction with his execution of responsibilities as CEO. The Committee gave particular consideration to Mr. Andrade’s initiatives to enhance operational efficiency and technology transformation throughout the Company.
In awarding Mr. Andrade a cash bonus of $3,250,000, restricted share awards valued at $3,000,000 and PSU award target valued at $3,000,000, the Compensation Committee recognized Mr. Andrade’s exceptional leadership in overseeing execution of the Company’s long-term core strategy, managing the Company’s potential maximum loss exposure and protecting our capital base by employing intelligent capital protection measures against unplanned and outsized natural perils, while deploying a strategic vision emphasizing diversification of our business portfolio. The
Committee further noted Mr. Andrade’s leadership in maintaining an industry-leading expense ratio while continuing to invest and help expand the Company’s global insurance operations, including establishing new markets in 2023 in Chile,
Singapore and Spain. Such strategies contributed to the Company’s positive financial results in a year dominated by significant industry catastrophe activity.
The Company’s Compensation Philosophy and Objectives
2024 Proxy Statement   56
Other Named Executive Officers’ Annual Cash Incentive Goals and Compensation13
For fiscal year 2023, the Compensation Committee established the following separate financial and individual performance-based criteria under the Executive Incentive Plan for purposes of establishing the incentive cash bonus award amount for Messrs. Kociancic, Williamson, and Karmilowicz.

Performance Level	Financial Performance Measure (Plan Operating ROE)	Potential Maximum Bonus for each NEO
		Mark Kociancic		Jim Williamson		Mike Karmilowicz
Maximum	>=20.0%	200% Base Salary	$1,800,000	200% Base Salary	$1,680,000	200% Base Salary	$1,600,000
Target	13.5% - 14.5%	130%Base Salary	$1,170,000	130%Base Salary	$1,092,000	130%Base Salary	$1,040,000
Threshold	6.0%	25% Base Salary	$225,000	25% Base Salary	$210,000	25% Base Salary	$200,000
Below Threshold	<6%	Zero		Zero		Zero
The Compensation Committee considers 60% of each NEO’s potential maximum bonus to be independently determined based on the above tiered Company ROE results. After comparing the Company’s fiscal year 2023 results to the performance measures established, the Compensation Committee concluded, based on the Adjusted Operating
ROE of 18.2%, that the maximum potential cash bonus for Messrs. Kociancic, Williamson, and Karmilowicz and in
consideration of the financial performance goal was as shown in the table below:

			Mark Kociancic	Jim Williamson	Mike Karmilowicz
Financial Performance Measure (ROE)	2023 Plan Operating ROE (Target)	2023 Adjusted Operating ROE	Resulting Maximum Bonus Potential	Resulting Maximum Bonus Potential	Resulting Maximum Bonus Potential
60.0%	13.5% - 14.5%	18.2%	$956,291	$892,538	$850,036
The Compensation Committee separately considered the 40% portion of the maximum bonus:

Individual Performance Measure	Mark Kociancic	Jim Williamson	Mike Karmilowicz
40% of 200% Base Salary Bonus Maximum	$720,000	$672,000	$640,000
The total resulting maximum cash bonus was as follows:

			Mark Kociancic	Jim Williamson	Mike Karmilowicz
Performance Measure	2023 Plan Operating ROE (Target)	2023 Adjusted Operating ROE	Resulting Maximum Bonus Potential	Resulting Maximum Bonus Potential	Resulting Maximum Bonus Potential
Operating ROE	13.5% - 14.5%	18.2%	$956,291	$892,538	$850,036
Individual			$720,000	$672,000	$640,000
Total Maximum Bonus			$1,676,291	$1,564,538	$1,490,036
The Company’s Compensation Philosophy and Objectives
2024 Proxy Statement   57
13 Sanjoy Mukherjee, former Executive Vice President, General Counsel and Secretary of Group, is not included in this discussion due to his departure from the Company in July 2023.
Mr. Kociancic’s Compensation
A key member of the Company’s executive team, Mr. Kociancic served as the Company’s Executive Vice President and
Group Chief Financial Officer with a base salary of $900,000. In awarding Mr. Kociancic a cash bonus of $1,556,200, restricted share awards valued at $1,370,000 and 2023 PSU award target valued at $675,000, the Compensation
Committee recognized Mr. Kociancic’s leadership in managing the financial functions of the Company, including financial reporting, investments, accounting, budgeting and tax planning, loss reserving and expense management. Mr.
Kociancic was instrumental in the successful execution of our $1.5Bn equity raise in May 2023, while making substantial contributions to our strategic planning process and our Investor Day financial commitments.
Mr. Williamson’s Compensation
A key member of the Company’s executive team, Mr. Williamson served as the Company’s Group Chief Operating
Officer and Head of Reinsurance with a base salary of $840,000. In awarding Mr. Williamson a cash bonus of $1,452,500, restricted share awards valued at $1,340,000 and 2023 PSU award target valued at $660,000, the Compensation
Committee recognized Mr. Williamson’s leadership in serving as Group Chief Operating Officer and simultaneously as
Head of the Everest Reinsurance Division, while profitably growing a balanced and diversified reinsurance portfolio.
Fiscal year 2023 was an exceptional year for our Reinsurance division under his leadership and direction.
Mr. Karmilowicz’s Compensation
A key member of the Everest Insurance executive team since joining the Company in 2015, Mr. Karmilowicz served as the
Company’s Executive Vice President and President and CEO of the Insurance Division in 2023, and became Chairman of
Everest Global Insurance in March 2024, with a base salary of $800,000. In awarding Mr. Karmilowicz a cash bonus of
$1,145,000, restricted share awards valued at $938,000 and 2023 PSU award target valued at $462,000, the
Compensation Committee recognized Mr. Karmilowicz’s leadership in managing U.S. and global lines of business and overall responsibility for the management of Everest’s global Insurance Division results in 2023. Mr. Karmilowicz also made substantial contributions to our expansion and people initiatives.
Ms. Van Beveren’s Compensation
A key member of the Company’s executive team, Ms. Van Beveren served as the Company’s Executive Vice President and Chief Human Resources Officer with a base salary of $468,000. In awarding Ms. Van Beveren a cash bonus of
$550,000, restricted share awards valued at $535,000 and 2023 PSU award target valued at $265,000, the
Compensation Committee recognized Ms. Van Beveren’s leadership in managing the human resources function of the
Company, including enhancing learning and development resources for colleagues, attracting and retaining top talent in a competitive market, and expanding our range of benefits to serve our diverse global workforce.
Other Forms of Compensation
Apart from the salary, bonus and long-term compensation components discussed above, all employees including executive officers receive other forms of compensation from the Company. That compensation includes Company-paid term life insurance, partially subsidized medical and dental plan, Company-paid disability insurance and participation in a
Company-sponsored 401(k) employee savings plan. Certain executives also participate in a Supplemental Savings Plan.
Clawback Policy
The Company has a Clawback Policy covering current and former employees, including NEOs and other Section 16 officers. The Clawback Policy was updated, effective December 1, 2023, to comply with recently enacted SEC rules and
NYSE listing standards. The new rules and standards mandate recoupment of incentive-based compensation from the
Company’s current and former Section 16 officers in the event that the Company issues a restatement of its financial statements, to the extent such incentive-based compensation received by the Section 16 officer exceeds the amount that would have been received by that individual based on the restated financial statements. The Clawback Policy also provides for forfeiture and repayment of any incentive-based compensation (including vested and unvested equity awards) granted or paid to any individual during the period in which he or she engaged in material willful misconduct, including but not limited to fraudulent misconduct, in which case the Clawback Policy additionally requires the repayment and termination of any payments and benefits provided to such individual pursuant to any severance or similar agreement. A copy of the Clawback Policy is included as Exhibit 97.1 to our Annual Report on Form 10-K for the
year ending on December 31, 2023.
The Company’s Compensation Philosophy and Objectives
2024 Proxy Statement   58
Anti-Hedging Policy
Additionally, the Company’s Ethics Guidelines and Insider Trading Policy prohibit our executive officers, directors and other employees from trading in options in the Company’s shares. Prohibited options include trading in “put” options and “call” options on Company stock or other securities and options awarded under the 2020 Stock Incentive Plan or any expired stock incentive plan (but does not exclude the exercise of any compensation-related options granted under the
2020 Stock Incentive Plan or another plan). Further, the Company’s anti-hedging policy prohibits its officers, directors or other employees from engaging in transactions geared toward “shorting” the Company’s stock or trading in straddles, equity swaps or other derivative securities that are directly linked to the Company’s common shares. The foregoing anti-
hedging policy is part of the Company’s “Inside Information and Restrictions on Trading” section of the Company’s Ethics
Guidelines, which provides a series of restrictions applicable to all transactions in Company stock and other classes of securities by certain individuals, including directors, officers and employees of the Company (as well as to others living in the same household as such individuals).
Stock Ownership and Retention Guidelines
The Board has adopted stock ownership and retention guidelines for all senior officers with the title of Executive Vice
President (including each of our NEOs) or above, in order to further align the personal interests of these executives with those of our shareholders.  Ownership guidelines require each covered executive to own shares of Company stock with a value equal to, for the Chief Executive Officer, six (6) times base salary and for each other covered executive, three (3)
times base salary, calculated annually.  In general, ownership and retention requirements may be satisfied by all shares owned (however acquired), unvested restricted share awards granted under the 2020 Stock Incentive Plan (or other stock incentive plan) and PSU awards that have been earned or “banked” during the performance period but not yet paid out. Any covered executive who does not meet the stock ownership guidelines must hold at least 50% of the “net shares” received (after reduction for payment of any exercise price and/or taxes) upon the exercise of stock options, payout of performance shares or vesting of time-based restricted shares until the ownership guidelines are met. Because covered executives must hold at least 50% of the net shares received from any exercise of stock options, payout of performance shares or vesting of time-based restricted stock until they achieve the specified guidelines, there is no minimum time period required to achieve the guidelines. In addition, any covered executive who does not meet the stock ownership guidelines must also refrain from selling any owned shares until the guidelines are met. For 2023, each
NEO was in compliance with stock ownership guidelines.
Perquisites and Other Benefits
When deemed appropriate, the Company provides Named Executive Officers with perquisites and other personal benefits that are reasonable and consistent with the overall compensation plan and the philosophy of attracting and retaining key employees. The Compensation Committee periodically reviews these awards of perquisites and other benefits.
Tax and Accounting Implications
Section 162(m) of the Code limits the deductibility of annual compensation in excess of $1 million paid to “covered employees” of the Company with some limited exceptions for compensation paid pursuant to certain arrangements in place on November 2, 2017. For 2018 and thereafter, our covered employees will generally include anyone who (i) was the CEO or chief financial officer at any time during the year, (ii) was one of the other Named Executive Officers or (iii)
was a covered employee for any year after 2016.
As with prior years, although the Compensation Committee will consider deductibility under Section 162(m) of expenses incurred in compensating executive officers, deductibility will not be the sole factor used in determining appropriate levels or methods of compensation. The Compensation Committee considers many factors when designing its compensation arrangements in addition to the deductibility of the compensation, and maintains the flexibility to grant awards or pay compensation amounts that are non-deductible if they believe it is in the best interest of our Company and our shareholders to do so.
The foregoing provides a general overview of the Company’s philosophy on executive compensation. The tables contained in the subsequent sections attribute specific dollar values to the various aspects of executive compensation previously discussed.
Compensation Risk Management
In line with the Company’s requirements to manage risks associated with the Company’s compensation programs, our
Compensation Committee seeks to ensure that our executive compensation program does not encourage inappropriate risk taking by our executives.
The Company’s Compensation Philosophy and Objectives
2024 Proxy Statement   59
Role of the Compensation Consultant
The Compensation Committee has sole discretion to retain or obtain the advice of a compensation consultant, independent legal counsel or other advisor (“Advisor”) to provide independent advice to the Compensation Committee.
Mercer (US) Inc. (“Mercer”) served as the Committee’s Advisor in 2023. The Company also consulted Frederick W. Cook
& Co. (“FW Cook”) in 2023 for advice on new executive compensation regulations and related compliance.
The Advisor is engaged to offer views on:
•Evaluation of Executive Compensation Programs
•Selection of peer groups
•Compensation best practices
•Benchmarking data
•Director Compensation
•Report on trends and developments in executive compensation
The Committee reviews the independence of the Advisor annually in accordance with the six independence factors listed in the NYSE rules to understand the nature and scope of the Advisor’s relationships with Everest’s Board and its executive officers.  Based on that review, the Committee has determined that Mercer is independent, and its work did not raise any conflicts of interest.
The Company’s Compensation Philosophy and Objectives
2024 Proxy Statement   60
COMPENSATION OF EXECUTIVE OFFICERS
The following table sets forth compensation paid or accrued to the Company’s Chief Executive Officer, Executive Vice
President and Chief Financial Officer and each of our three other most highly paid executive officers who served during fiscal year 2023 (collectively, the “Named Executive Officers” or “NEOs”). The principal position listed under the name of each executive officer is as of December 31, 2023. Further, as noted above, Sanjoy Mukherjee, the former Executive Vice
President, General Counsel & Secretary, departed the Company effective July 3, 2023, but is considered an NEO for
2023 under applicable SEC disclosure requirements.
2023 Summary Compensation Table

				Stock Awards			Change in Pension Value and Nonqualified Deferred Compensation Earnings(3)
Name and Principal Position	Year	Salary(4)	Bonus	Restricted Stock Awards(1)(5)	Performance Share Unit Awards(2)	Non-Equity Incentive Plan Compensation		All Other Compensation	Total
Juan C. Andrade CEO and President
	2023	$1,250,000	$—	$2,376,523	$2,376,523	$3,250,000	$—	$656,485	$9,909,531
	2022	$1,250,000		$2,125,822	$2,125,822	$2,900,000		$704,555	$9,106,199
	2021	$1,250,000		$2,000,902	$2,000,902	$3,000,000		$614,322	$8,866,126
Mark Kociancic Executive Vice President and Chief Financial Officer
	2023	$894,231	$-	$1,181,570	$510,484	$1,556,200	$-	$374,403	$4,516,888
	2022	$875,000		$1,059,896	$529,194	$1,273,900		$376,631	$4,114,621
	2021	$875,000		$993,184	$495,381	$1,401,400		$285,175	$4,050,140
Jim Williamson Executive Vice President and Chief Operating Officer
	2023	$830,770	$-	$940,667	$420,624	$1,452,500	$-	$252,760	$3,897,321
	2022	$801,923		$851,836	$425,164	$1,167,000	-	$284,018	$3,529,941
	2021	$702,167		$703,707	$347,614	$1,210,000		$216,735	$3,180,223
Mike Karmilowicz Chairman, Everest Global Insurance
	2023	$794,231	$-	$875,662	$401,504	$1,145,000	$—	$246,323	$3,462,720
	2022	$749,154		$809,621	$404,057	$1,070,750		$234,808	$3,268,390
	2021	$660,000		$667,371	$328,235	$1,060,800		$163,874	$2,880,280
Gail Van Beveren Executive Vice President and Chief Human Resources Officer
	2023	$463,846	$-	$508,572	$202,664	$550,000	$147,876	$100,547	$1,973,505
Sanjoy Mukherjee Executive Vice President, General Counsel and Secretary
	2023	$320,000	$-	$790,513	$390,033	$—	$(527,412)	$807,367	$1,780,501
	2022	$650,000	-	$615,131	$410,088	$900,000	$(600,167)	$213,188	$2,188,240
	2021	$641,231	-	$585,010	$390,006	$975,000	$81,008	$146,004	$2,818,259
(1)The amounts are the aggregate grant date fair value for restricted awards granted during 2023 computed in accordance with FASB ASC Topic
718.  Restricted shares vest at the rate of 20% per year over five years, and otherwise using the methods and assumptions presented in Note 14 to the Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the year-ended December 31, 2023.
(2)The amounts are the aggregate grant date fair value for performance share unit awards granted during 2023 computed in accordance with FASB
ASC Topic 718, at the target achievement percentage (100%),  and otherwise using the methods and assumptions presented in Note 14 to the
Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the year-ended December 31, 2023. The performance achievement factor can range between 0% and 175% of the target grant.  If the participants achieved the maximum performance achievement factor, the value of the performance share unit grants would be follows: Mr. Andrade $4,158,915; Mr. Karmilowicz $702,632; Mr. Kociancic
$893,347; Mr. Mukherjee $682,557; Ms. Van Beveren $354,662 and Mr. Williamson $736,091.
(3)Represents the aggregate change in the present value of the officers’ accumulated benefit under the qualified and supplemental pension plans from December 31, 2022 to December 31, 2023.  Earnings on the Supplemental Savings Plan are not included as they are invested in the same investment offerings as the qualified savings plan and are not preferential.
(4)For Mr. Mukherjee, the salary amount includes a single lump sum of $50,000 for advisory services.
(5)The Restricted Stock Awards column of the Summary Compensation Table includes, for Mr. Mukherjee, an additional amount of $205,464 attributable to the accounting “modification” under FASB ASC Topic 718 of 601 restricted shares previously granted to Mr. Mukherjee pursuant to his November 2019 stock award that would otherwise have vested if Mr. Mukherjee had remained employed through November 19, 2024.  In connection with termination of Mr. Mukherjee’s employment, these restricted shares were cancelled in exchange for a cash payment of $205,464.
The amount reflected in the Restricted Stock Awards column in respect of this modification does not represent a new grant, but instead represents the incremental value (determined in accordance with FASB ASC Topic 718) of the change to Mr. Mukherjee’s November 2019 award.
Compensation of Executive Officers
2024 Proxy Statement   61
For the Named Executive Officers, the 2023 amount in the All Other Compensation column include:

	Andrade	Kociancic	Williamson	Karmilowicz	Van Beveren	Mukherjee
Life insurance premiums	$1,189	$1,189	$1,189	$1,189	$1,103	$640
Employer Matching Contributions (Qualified and Non-qualified)	$37,501	$26,828	$24,924	$23,827	$13,916	$9,601
Dividends on Restricted Shares	$210,257	$135,192	$64,314	$48,103	$28,363	$45,800
Employer Discretionary Contribution(6)	$332,001	$151,770	$119,867	$131,780	$44,708	$72,000
Umbrella insurance premiums	$765	$765	$765	$765	$765	$—
Car Allowance	$12,000	$12,000	$12,000	$—	$—	$—
Executive Physical	$5,000	$11,000	$5,000	$5,000	$—	$—
Executive Long-Term Disability	$57,772	$35,659	$24,701	$35,659	$11,692	$26,659
Severance(7)						$650,000
Other Termination Payments and Benefits(8)						$2,667
Total:	$656,485	$374,403	$252,760	$246,323	$100,547	$807,367
(6)Messrs. Andrade, Kociancic, Williamson and Karmilowicz are not participating in the Retirement Plan or Supplemental Retirement Plan and
instead receive an additional qualified plan contribution pursuant to the revision of the Company’s Savings Plan that is applicable to those employees hired after April 1, 2010.
(7)Mr. Mukherjee’s Severance includes a separation allowance payable in equal installments in accordance with normal payroll practices over a 12 month period beginning immediately following the Separation Date, equal to two times the sum of his current base salary.
(8)Includes a net payment made to Mr. Mukherjee representing the cost to continue 12 months of family dental insurance through Cobra and a
Company Credit benefit carried over from Prudential Re that offset the cost of medical benefits.
Compensation of Executive Officers
2024 Proxy Statement   62
Grants of Plan-Based Awards
The following table sets forth certain information concerning equity and cash awards granted under the Company’s
Stock Incentive Plan and the Executive Performance Annual Incentive Plan during 2023 to the Named Executive Officers.
2023 Grants of Plan-Based Awards

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards			Restricted Stock Awards Number of Shares(2)(7)	Grant Date Fair Value of Stock Awards
Name	Grant Date	Threshold	Target	Maximum	Threshold	Target(4)	Maximum(5)		Restricted Stock Awards(3)	PSU Awards(6)
Juan C. Andrade	2/23/2023					6,215	10,876	6,215	$2,376,523	$2,376,523
Mark Kociancic	2/23/2023					1,335	2,336	3,090	$1,181,570	$510,484
Jim Williamson	2/23/2023					1,100	1,925	2,460	$940,667	$420,624
Mike Karmilowicz	2/23/2023					1,050	1,838	2,290	$875,662	$401,504
Gail Van Beveren	2/23/2023					530	928	1,330	$508,572	$202,664
Sanjoy Mukherjee	2/23/2023					1,020	1,785	1,530	$585,049	$390,033
	7/3/2023(7)					N/A	N/A	601	$205,464	$—
(1)Potential awards to be made pursuant to the Executive Performance Annual Incentive Plan. The actual award is shown in the “Non-Equity Incentive
Compensation Plan” column of the Summary Compensation Plan table.
(2)This column shows the number of restricted shares granted in 2023 to the Named Executive Officers pursuant to the 2020 Stock Incentive Plan for grants made on February 23, 2023.  Restricted shares vest at the rate of 20% per year over five years.  During the restricted period, quarterly dividends are paid to the Named Executive Officer.
(3)The grant date fair value of each equity award calculated in accordance with FASB ASC Topic 718 using the methods and assumptions presented in Note 14 to the Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the year-ended December 31, 2023.
(4)This column shows the number of performance share units outstanding at December 31, 2023 for each Named Executive Officers pursuant to the
2020 Stock Incentive Plan, assuming achievement at the target level (100%).  Performance share units vest 100% after three years.
(5)This column shows the number of performance share units outstanding at December 31, 2023 for each Named Executive Officers pursuant to the
2020 Stock Incentive Plan, assuming achievement at the maximum level (175%).  Performance share units vest 100%  after three years.
(6)The grant date fair value of each equity award calculated in accordance with FASB ASC Topic 718 using the methods and assumptions presented in Note 14 to the Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the year-ended December 31, 2023.
(7)This amount does not pertain to the grant of new equity awards, but instead represents, pursuant to SEC rules, the incremental value (determined in accordance with FASB ASC Topic 718) of the modification of 601 restricted shares previously granted to Mr. Mukherjee in November, 2019 that were modified in connection with his termination of employment.  See Note 5 to the Summary Compensation Table, above, for additional information.
Compensation of Executive Officers
2024 Proxy Statement   63
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2023

Stock Awards(1)
	Restricted Stock Awards		PSU Awards
Name	Number of Shares or Units of Stock That Have Not Vested(1)	Market Value of Shares or Units of Stock That Have Not Vested(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(1)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(2)
Juan C. Andrade	27,195	$9,615,608	14,327	$5,065,829
Mark Kociancic	16,762	$5,926,708	3,290	$1,163,278
Jim Williamson	8,647	$3,057,406	2,678	$946,710
Mike Karmilowicz	7,074	$2,501,225	2,552	$902,159
Gail Van Beveren	4,171	$1,474,782	1,314	$464,693
Sanjoy Mukherjee	5,688	$2,018,201	2,529	$894,115
(1)Restricted shares vest at the rate of 20% annually over a five year period. Please refer to the Compensation Discussion and Analysis section for more details on the PSU vesting dates and terms. Grant dates for the restricted shares are as shown in the table that follows:
(2)Determined by multiplying the NYSE December 31, 2023 closing price of $353.58 by the number of outstanding restricted share awards or by the number of both unvalued and unvested performance share unit awards.

Grant Date	2/27/2019	9/18/2019	11/19/2019	2/26/2020	11/18/2020	2/23/2021	2/23/2022	2/23/2023
Juan C. Andrade
Restricted Share Awards		7,676		2,708		4,956	5,640	6,215
PSU Awards						8,260	7,050	6,215
Mark Kociancic
Restricted Share Awards					8,400	2,460	2,812	3,090
PSU Awards						2,045	1,755	1,335
Jim Williamson
Restricted Share Awards					2,184	1,743	2,260	2,460
PSU Awards						1,435	1,410	1,100
Mike Karmilowicz
Restricted Share Awards	359			624		1,653	2,148	2,290
PSU Awards						1,355	1,340	1,050
Gail Van Beveren
Restricted Share Awards	291			446		972	1,132	1,330
PSU Awards						800	705	530
Sanjoy Mukherjee
Restricted Share Awards	387		601	690		1,449	1,632	1,530
PSU Awards						1,610	1,360	1,020
Compensation of Executive Officers
2024 Proxy Statement   64
Share Option Exercises and Shares Vested
The following table sets forth certain information concerning the number and value of vested shares at the end of 2023 held by the Named Executive Officers. The Named Executive Officers do not hold any outstanding stock options.
Shares Vested

	Share Awards (PSU Grants)		Share Awards (Restricted Stock)
Name	Number of Shares Acquired on Settlement	Value Realized Settlement(1)	Number of Shares Acquired on Vesting	Value Realized on Vesting(2)
Juan C. Andrade	6,830	$2,325,196	12,092	$4,606,184
Mark Kociancic	0	$—	5,723	$2,253,720
Jim Williamson	0	$—	2,238	$872,764
Mike Karmilowicz	788	$268,266	2,090	$800,458
Gail Van Beveren	561	$190,986	1,390	$532,507
Sanjoy Mukherjee	1,161	$395,249	2,566	$991,918
(1)Amount reflects the aggregate market share value on the day of settlement of the performance share unit award.
(2)Amount reflects the aggregate market share value on the day that the restricted shares vest.
Retirement Plan
Mr. Mukherjee participated in the Everest Reinsurance Company Retirement Plan (the “Retirement Plan”) and in the
Supplemental Retirement Plan (the “Supplemental Plan”), both of which are defined benefit pension plans. The
Retirement Plan and Supplemental Plan were both closed to new employees as of April 1, 2010. Additionally, effective
January 1, 2018, accrued benefits under the Supplemental Retirement Plan were frozen for the participating NEOs in that plan as of December 31, 2017.
A participant’s “final average earnings” under the Retirement Plan will be his or her average annual “earnings” under the plan during the 72 consecutive months of continuous service in which the participant received the greatest amount of earnings out of the final 120 months of continuous service. For this purpose, “earnings” generally include the participant’s base salary and cash bonus payments under the Executive Incentive Plan. In addition, for participants who held positions equivalent to or senior to that of department vice president when that position existed, “earnings” include cash payments under the Company’s Annual Incentive Plan. “Earnings” does not include any other compensation set forth in the Summary Compensation Table.
Final average earnings will be determined under the Supplemental Plan in the same manner as under the Retirement
Plan, except that a participant’s earnings are not subject to the limitations under the Internal Revenue Code. “Continuous service” under the Retirement Plan and Supplemental Plan will be the number of years and months worked for Everest and certain affiliates, including during the period of affiliation with Prudential.
The table below shows the present value of accumulated benefits payable to each of the Named Executive Officers determined using interest rate and mortality rate assumptions consistent with those in the Company’s financial statements and the number of years of service credited to each. A participant becomes vested in the Supplemental Plan upon reaching five years of service, retirement at age 65 or upon a Change of Control. If a participant leaves the
Company prior to becoming vested in the Supplemental Plan, he or she receives no benefits.
Compensation of Executive Officers
2024 Proxy Statement   65
2023 Pension Benefits Table

2023 Pension Benefits Table
Name	Plan Name	Number of Years Credited Service	Present Value of Accumulated Benefit(1)	Payments During Last Fiscal Year
Juan C. Andrade	Retirement Plan	N/A	$—	$—
	Supplemental Plan		$—	$—
Mark Kociancic	Retirement Plan	N/A	$—	$—
	Supplemental Plan		$—	$—
Jim Williamson	Retirement Plan	N/A	$—	$—
	Supplemental Plan		$—	$—
Mike Karmilowicz	Retirement Plan	N/A	$—	$—
	Supplemental Plan		$—	$—
Gail Van Beveren	Retirement Plan	37.70	$2,379,099	$—
	Supplemental Plan		$—	$—
Sanjoy Mukherjee	Retirement Plan	23.00	$1,138,256	$—
	Supplemental Plan		$2,354,987	$—
(1)The table employs the discount rate of 5% on December 31, 2023 and 5.25% on December 31, 2022 for the Retirement Plan and pre-retirement
Supplemental Plan. Post retirement, the Supplemental Plan discount rate is 5% for both years.
The Mortality Table used for 12/31/2023 and 12/31/2022 is the Pri-2012 White Collar Table with Scale MP-2021 for the Retirement Plan projected to executive’s assumed retirement age. Updated Table 417(e) Mortality is used for the Supplemental Plan post-retirement projected to executive’s assumed retirement age.
The payment form assumes 50% Joint and Survivor for the Retirement Plan unless final benefit election has already been made and single life annuity for the Supplemental Plan at earliest unreduced retirement age.
The Assumptions for the 2023 calculations related to Retirement Plan and the pre-retirement Supplemental Plans are the same as those used in the FAS
ASC 715 disclosure report for year ending December 31, 2023.
The information above has been developed assuming that the participants will retire at the earliest age at which they would receive an unreduced benefit.
Employees hired after April 2010 do not accrue benefits in the Defined Benefit Plan. As of December 31, 2017, accruals in the Supplemental
Retirement Plan were frozen. Participants receive a non-elective contribution in the Supplemental Savings Plan.
Compensation of Executive Officers
2024 Proxy Statement   66
2023 NON-QUALIFIED DEFERRED COMPENSATION TABLE
The 2023 Non-qualified Deferred Compensation Table shows information about the Supplemental Savings
Plan(1) and Deferred Bonus and Salary Contribution Plan.

Name	Executive Contributions in Last Fiscal Year(2)	Registrant Contributions in Last Fiscal Year(2)	Aggregate Earnings in Last Fiscal Year	Aggregate Withdrawal/ Distributions	Aggregate Balance at Last Fiscal Year-End(3)
Juan C. Andrade
Everest Re Supplemental Savings Plan	$27,600	$333,200	$61,363		$1,389,639
Non-qualified deferred bonus and salary contribution plan
Mark Kociancic
Everest Re Supplemental Savings Plan	$16,927	$145,596	$98,147		$527,331
Non-qualified deferred bonus and salary contribution plan	$44,712		$327,768		$372,480
Jim Williamson
Everest Re Supplemental Savings Plan	$15,023	$115,090	$72,562		$394,872
Non-qualified deferred bonus and salary contribution plan	$224,896		$481,858		$706,754
Mike Karmilowicz
Everest Re Supplemental Savings Plan	$13,927	$122,606	$45,774		$481,673
Non-qualified deferred bonus and salary contribution plan
Gail Van Beveren
Everest Re Supplemental Savings Plan	$4,015	$48,723	$74,636		$432,384
Non-qualified deferred bonus and salary contribution plan
Sanjoy Mukherjee
Everest Re Supplemental Savings Plan		$72,000	$188,596		$934,555
Non-qualified deferred bonus and salary contribution plan	$88,600		$141,712		$230,312
(1)The Supplemental Savings Plan has the same investment elections as the Company’s 401(k) plan and is designed to allow each participant to contribute a percentage of his or her base salary and receive a company match beyond the contribution limits prescribed by the Code with regard to 401(k) plans.
When the annual IRS 401(a) (17) compensation maximum is reached under the qualified savings plan, eligible employees may contribute to the
Supplemental Savings Plan which allows for up to a 3% employee contribution and a 3% company match plus an additional discretionary contribution by the Company. Withdrawal is permitted only upon cessation of employment.
(2)All of the amounts reported in this column are included in the 2023 Summary Compensation Table as applicable.
(3)The amounts reported in this column represent the aggregate balances from the Everest Re Supplemental Savings Plan.
Compensation of Executive Officers
2024 Proxy Statement   67
PAY VERSUS PERFORMANCE DISCLOSURE
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of
Regulation S-K, we are providing the following information regarding the relationship between compensation actually paid to our Named Executive Officers and the Company’s financial performance.
Pay Versus Performance Table
The table below reflects information on compensation both as reported in the Summary Compensation Table (“SCT
Total Pay”) and as “compensation actually paid” (or “CAP”) for the applicable fiscal year for our principal executive officer
(“PEO”) and for all of our other named executive officers (“Non-PEO NEOs”) (as an average for such year for the Non-PEO
NEOs), accompanied by TSR and Net Income metrics, as well as Adjusted Operating ROE (the Company-selected measure). Adjusted Operating ROE was selected as the most relevant and important measure in the relationship of compensation actually paid to NEOs relative to 2023 Company performance. Adjusted Operating ROE is a relevant measure in our short-term and long-term incentive plans for our NEOs.

					Value of Initial Fixed $100 Investment[3] Based on:

Year	Summary Compensation Table Total for PEO ($)[1]	Compensation Actually Paid to PEO ($)	Average Summary Compensation Table Total for Non-PEO NEOs ($)[2]	Average Compensation Actually Paid to Non-PEO NEOs ($)	Total Shareholder Return ($)[4]	Peer Group Total Shareholder Return ($)[5]	Net Income ($ Millions)	Adjusted Operating ROE (%)[6]
2023	$9,909,531	$11,044,080	$3,126,187	$3,394,495	$140.12	$168.05	$2,517	18.2%
2022	$9,106,199	$12,022,512	$3,275,300	$4,098,150	$128.89	$151.65	$597	11.9%
2021	$8,866,126	$10,939,500	$3,185,203	$3,763,485	$104.19	$127.58	$1,379	14.3%
2020	$8,063,212	$5,604,559	$3,209,042	$2,323,534	$86.94	$106.96	$514	8.0%
______________________________
(1) Juan C. Andrade served as the Principal Executive Officer (“PEO”) of Everest for all applicable years in this table.
(2) The non-PEO NEOs include: (a) for 2020, John Doucette, Craig Howie, Mark Kociancic, Sanjoy Mukherjee and Jonathon Zaffino; (b) for 2021, John
Doucette, Mike Karmilowicz, Mark Kociancic, Sanjoy Mukherjee and Jim Williamson; (c) for 2022, Mike Karmilowicz, Mark Kociancic, Sanjoy Mukherjee and
Jim Williamson; and (d) for 2023, Mike Karmilowicz, Mark Kociancic, Sanjoy Mukherjee, Gail Van Beveren and Jim Williamson.
(3) Assumes $100 invested on 12/31/2019 in Everest common stock, including reinvestment of dividends.
(4) For purposes of this Pay Versus Performance table, “Total Shareholder Return” is defined as the change in the total dollar value of a given security or entire portfolio of securities, over a given period, assuming $100 dollars of initial investment.  Total returns reflect changes in stock price as well as all
distributions or dividends paid to shareholders.   The procedure for calculating an index begins with calculating total returns for each individual company in the index.  The total return of each company in the index is calculated by multiplying the closing price of a share by the ending volume of shares held, based on a $100 initial investment.  Any dividends paid are assumed to be reinvested by dividing the dividend hypothetically received on the share volume held on the ex-dividend date by the stock price on ex-dividend date, then adding the additional new shares to the volume of shares held immediately prior to payment of the dividend. Each company’s total return is then weighted for each period based on its market capitalization at the beginning of the period, relative to the market capitalization of the entire group.  The market capitalization is determined by multiplying the price per share by the shares outstanding for each period.  The sum of the weighted returns results in a weighted average total return for each period.  Total
Shareholder Return in all other sections of this proxy refers to Everest’s Investor Day definition, defined as annual growth in Book Value Per Share
(excluding Unrealized Gains and Losses on Fixed Maturity investments) plus Dividends Per Share.
(5) The S&P Insurance (Property and Casualty) is used as Everest’s peer group for purposes of this pay versus performance table.
(6) Adjusted Operating ROE for 2023 adjusts actual operating ROE by treating catastrophe losses as the sum of (1) 40% of anticipated catastrophe losses in the annual operating plan for the current fiscal year and (2) 60% of actual catastrophe losses for the current fiscal year. For 2021 and 2022, the ratio for determining Adjusted Operating ROE was 50% anticipated catastrophe losses in the operating plan and 50% actual catastrophe losses for the respective fiscal years.
Pay Versus Performance Disclosure
2024 Proxy Statement   68
The following table details the adjustment to the SCT Total Pay for our PEO to determine the CAP as computed in accordance with Item 402(v) of SEC Regulation S-K (17 C.F.R. § 229.402(v), or “Item 402(v)”). Amounts do not reflect actual compensation earned by or paid to our NEOs during the applicable year. The PEO did not participate in any defined benefit pension plan.
PEO SCT TOTAL PAY TO CAP RECONCILIATION

Fiscal year	2020	2021	2022	2023
SCT Total	$8,063,212	$8,866,126	$9,106,199	$9,909,531
– Grant Date Fair Value of Stock Awards Granted in Fiscal Year	$(3,752,544)	$(4,001,805)	$(4,251,644)	$(4,753,046)
+ Fair Value at Fiscal Year-End of Outstanding Unvested Stock Awards Granted in Fiscal Year	$3,169,579	$4,525,158	$4,670,907	$4,394,999
± Change in Fair Value of Outstanding Unvested Stock Awards Granted in Prior Fiscal Years[1]	$(1,312,596)	$1,402,574	$2,354,332	$809,630
± Change in Fair Value as of Vesting Date of Stock Awards Granted in Prior Fiscal Years for Which Applicable Vesting Conditions Were Satisfied During Fiscal Year[2]	$(563,092)	$147,447	$142,718	$682,966
Compensation Actually Paid	$5,604,559	$10,939,500	$12,022,512	$11,044,080
The following table details the adjustment to the SCT Total Pay as the average for our other NEOs to determine
“compensation actually paid” as computed in accordance with Item 402(v) for the other NEOs. Amounts do not reflect actual compensation earned by or paid to our NEOs during the applicable year.
NEO AVERAGE SCT TOTAL PAY TO CAP RECONCILIATION

Fiscal year	2020	2021		2022	2023
Average SCT Total	$3,209,042	$3,185,203		$3,275,300	$3,126,187
– Grant Date Fair Value of Stock Awards Granted in Fiscal Year	$(1,799,573)	$(1,164,932)		$(1,276,247)	$(1,203,366)
+ Fair Value at Fiscal Year-End of Outstanding Unvested Stock Awards Granted in Fiscal Year	$1,455,572	$1,317,281		$1,402,100	$1,112,716
± Change in Fair Value of Outstanding Unvested Stock Awards Granted in Prior Fiscal Years[3]	$(236,502)	$362,214		$563,880	$205,511
± Change in Fair Value as of Vesting Date of Stock Awards Granted in Prior Fiscal Years for Which Applicable Vesting Conditions Were Satisfied During Fiscal Year[4]	$(95,518)	$49,873		$114,067	$168,181
– Change in Actuarial Present Value of Accumulated Benefit Under Defined Benefit Pension Plan	$(235,821)	$(16,202)	[5]	N/A6	$(29,575)
+ Service cost and prior service cost	$26,334	$30,048		$19,050	$14,841
Average Compensation Actually Paid	$2,323,534	$3,763,485		$4,098,150	$3,394,495
(1) Difference between Fair Value from End of Prior Year to End of Current Year
(2) Difference between Fair Value from End of Prior Year to Vesting Date
(3) Difference between Fair Value from End of Prior Year to End of Current Year
(4) Difference between Fair Value from End of Prior Year to Vesting Date
(5) In 2021, the change in actuarial present value was $(11,030) for Mr. Doucette and $81,008 for Mr. Mukherjee. Under Item 402(v), the change in actuarial present value is deducted only if the value is positive. Thus, only Mr. Mukherjee’s value was incorporated into the calculation.
(6) The change in actuarial present value for Mr. Mukherjee was $(600,167) in 2022. Under Item 402(v), the change in actuarial present value is deducted only if the value is positive. Thus, this value was not incorporated into the calculation.
Pay Versus Performance Disclosure
2024 Proxy Statement   69
12
Relationship Between Compensation Actually Paid and Financial Performance Measures
The following graphs further demonstrate the relationship between the compensation actually paid (as defined in Item
402(v))and performance measures that are included in the preceding pay versus performance tabular disclosure.

Comparison of 4 Year Cumulative TSR
Everest Group, Ltd. versus S&P Property & Casualty Insurance
Everest Group, Ltd
S&P Property & Casualty Insurance
Cumulative TSR ($)
$250
$200
$150
$100
$50
$
12/19
12/20
12/21
12/22
12/23
$100
$106.96
$86.94
$127.58
$104.19
$151.65
$128.89
$168.05
$140.12

Pay Versus Performance Disclosure
2024 Proxy Statement   70

PEO/NEO Comparison of Compensation Actually Paid ("CAP") against Net Income
$14,000,000.00
$12,000,000.00
$10,000,000.00
$8,000,000.00
$6,000,000.00
$4,000,000.00
$2,000,000.00
$-
CAP ($)
$2.40
$2.00
$1.60
$1.20
$0.80
$0.40
$-
Net Income ($ Billions)
$0.51
$1.38
$0.60
$2.52
2020
2021
2022
2023
CAP - PEO
Average CAP - NEOs
Net Income

PEO/NEO Comparison of Compensation Actually Paid ("CAP") against Adjusted Operating ROE
$14,000,000.00
$12,000,000.00
$10,000,000.00
$8,000,000.00
$6,000,000.00
$4,000,000.00
$2,000,000.00
$-
CAP ($)
20.0%
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
Adjusted Operating ROE(%)
8.0%
14.3%
11.9%
18.2%
2020
2021
2022
2023
CAP - PEO
Average CAP - NEOs
Adjusted Operating ROE

Pay Versus Performance Disclosure
2024 Proxy Statement   71
Tabular Disclosure of the Most Important Measures Linking Compensation Actually Paid in 2023 to
Company Performance
Below is a list, not presented in order of importance, of the Company’s most important financial performance measures used to link the PEO and NEOs’ Item 402(v) “Compensation actually Paid” to Company performance for 2023. For further information regarding these financial performance measures and their function in our executive compensation program, please see the Compensation Discussion and Analysis section above.
Adjusted Operating ROE
Combined Ratio
Total Shareholder Return (as defined at Everest’s Investor Day14)
Gross Written Premium Annual Growth Rate
Pay Versus Performance Disclosure
2024 Proxy Statement   72
14 Total shareholder Return as defined at Everest’s Investor Day is defined as annual growth in Book Value Per Share (excluding Unrealized Gains and Losses on Fixed Maturity investments) plus dividends Per Share.
CEO PAY RATIO

Fiscal Year	2023	2023
Employee	Median Employee	CEO
Annual Base Salary	$144,000	$1,250,000
Bonus Paid March 2024	$16,000	$3,250,000
Res Share Value Granted Feb. 2023	$—	$2,376,523
Perf Share Target Value Granted Feb. 2023	$—	$2,376,523
Pension Value and Nonqualified Deferred Comp Earnings PY 2023	$—	$—
All Other Compensation PY 2023	$8,893	$656,485
Total Comp	$168,893	$9,909,531
In 2023, the ratio of the total annual compensation of our CEO to the median compensation of our employees was 58.67 to one.
Methodology
•Date selected to determine employee population for purposes of identifying the median employee: December
1, 2023.
•Median employee identified using Total Compensation, which includes base salary, bonus and stock awards (if any), as well as any other compensation.
•Employees from all Everest locations included in calculation to identify median.
•Salaries, bonuses and stock for non-US employees converted to USD (at 12/1/2023 conversion rates).
•Annual salary, bonus and stock target amounts were included for mid-year hired employees who were not otherwise eligible to participate in the full 2023 annual compensation review process.
•“All Other Compensation” includes insurance premiums, allowances, employer matching contributions
(qualified and non-qualified), dividends on restricted shares and employer discretionary contributions.
CEO Pay Ratio Disclosure
2024 Proxy Statement   73
EMPLOYMENT, CHANGE OF CONTROL AND OTHER
AGREEMENTS
Employment agreements have been entered into with Messrs. Andrade, Kociancic, Williamson, and Karmilowicz, and an
employment agreement was entered into with Mr. Mukherjee during his tenure as Executive Vice President, General
Counsel and Secretary of the Company. Employment agreements are entered into when it is determined that an employment agreement assists in obtaining assurance as to the executive’s continued employment in light of the prevailing market competition for the particular position, or where the Compensation Committee believes that an employment agreement is appropriate to attract an executive in light of market conditions and the prior experience of the executive. Employment agreements with key executive officers further provide the Company protection against the potential loss of business that could result from the departure of a key executive by including non-disclosure, non-
compete and non-solicitation covenants in such agreements. The terms of the agreement take into consideration the executive’s prior background, experience, compensation, competitive conditions and negotiations with the executive.
Messrs. Andrade, Kociancic, Williamson, and Karmilowicz and Ms. Van Beveren are all participants in the Senior
Executive Change in Control (“CIC”) Plan and Mr. Mukherjee was a participant in the plan during his tenure as Executive
Vice President, General Counsel and Secretary of the Company (See “Change of Control Arrangements”).
Juan C. Andrade Effective August 1, 2019, the Company, Everest Global and Everest Holdings entered into an employment agreement with Mr. Andrade to serve as President and CEO of those companies. On December 17, 2021,
Everest announced the extension of Mr. Andrade’s employment agreement through the end of 2023 with automatic annual extensions thereafter. Mr. Andrade subsequently entered into an Amended and Restated employment agreement with Everest Global, effective December 17, 2021, for an indefinite term to serve in the same role. Mr.
Andrade’s employment agreement provides for annual compensation of $1,250,000 in base salary, a target incentive bonus equal to 220% of base salary and a target stock award equal to 360% of base salary (as may be adjusted). The employment agreement’s material terms for a termination on death, disability or a termination without cause or resignation for good reason are outlined in the sections and tables below.
Mark Kociancic Effective September 8, 2020, Everest Global entered into an employment agreement with Mr.
Kociancic to serve as Executive Vice President and Chief Financial Officer of the Company. The agreement was automatically renewed following the agreement’s initial expiration date of October 12, 2023. Mr. Kociancic subsequently entered into an Amended and Restated employment agreement with Everest Global, effective September 8, 2020, for an indefinite term to serve in the same role. Mr. Kociancic’s  employment agreement provides for annual compensation of
$875,000 in base salary, a target incentive bonus equal to 130% of base salary and a target stock award equal to 170% of base salary (as may be adjusted). The employment agreement’s material terms for a termination on death, disability or a termination without cause or resignation for good reason are outlined in the sections and tables below.
Jim Williamson Effective September 28, 2020, Everest Global entered into an employment agreement with Mr.
Williamson to serve as Executive Vice President and Chief Operating Officer of the Company. The agreement was automatically renewed following the agreement’s initial expiration date of October 1, 2023. Mr. Williamson subsequently entered into an Amended and Restated employment agreement with Everest Global, effective September 28, 2020 for an indefinite term to serve in the same role. Mr. Williamson’s  employment agreement provides for annual compensation of $700,000 in base salary, a target incentive bonus equal to 130% of base salary and a target stock award equal to 150%
of base salary (as may be adjusted). The employment agreement’s material terms for a termination on death, disability or a termination without cause or resignation for good reason are outlined in the selections and the tables below.
Mike Karmilowicz Effective August 3, 2020, Mr. Karmilowicz entered into an employment agreement with Everest
National Insurance Company (“ENIC”), an affiliate of the Company to serve as Executive Vice President and CEO of ENIC.
The agreement was automatically renewed following the agreement’s initial expiration date of August 3, 2023. Mr.
Karmilowicz subsequently entered into an Amended and Restated employment agreement with ENIC, effective March
24, 2024 for an indefinite term to serve as Chairman of Global Insurance for the Company. Mr. Karmilowicz’s
employment agreement provides for annual compensation of $800,000 in base salary, a target incentive bonus equal to
140% of base salary and a target stock award equal to 160% of base salary (as may be adjusted). The employment agreement’s material terms for a termination on death, disability or termination without cause or resignation for good reason are outlined in the sections and tables below.
Gail Van Beveren Ms. Van Beveren has not entered into an employment agreement with the Company. Ms. Van
Beveren is subject to the Everest Reinsurance Company Severance Plan for United States employees (“Severance Plan”).
Under the Severance plan, she will be entitled to receive a severance payment if her employment with the Company is
Employment, Change of Control and Other Agreements
2024 Proxy Statement   74
involuntarily terminated because of the closing or reorganization of the office, division or department of the Company resulting in the elimination of her position.15
Sanjoy Mukherjee On January 1, 2017, Everest Global entered into an employment agreement with Mr. Mukherjee under which he was to serve as the General Counsel, Chief Compliance Officer and Secretary. The agreement was automatically renewed following the agreement’s initial expiration date of January 1, 2020. On March 14, 2023, Everest announced that Mr. Mukherjee would leave the Company effective July 2023. In accordance with the terms of the transition agreement entered into by Mr. Mukherjee and the Company dated March 10, 2023 (the “Transition
Agreement”), he served as an advisor to the Company from April 22, 2023 through July 3, 2023 (the “Separation Date”)
and, for such services, he received a one-time payment of $50,000. Subject to the terms of Mr. Mukherjee’s employment agreement and the Transition Agreement, Mr. Mukherjee will receive accrued payments, vesting of equity awards, insurance benefits and a separation allowance in accordance with the terms of his employment agreement for a termination without “cause.” Upon termination of Mr. Mukherjee’s employment agreement in July 2023, Mr. Mukherjee’s employment agreement included the following benefits that Mr. Mukherjee received as part of his separation: a payment of two times his base salary, totaling $650,000 paid out over 12 months; accelerated vesting and cash-out of restricted stock totaling 601 shares for a payment of $205,464 based on the Company’s stock price as of the Separation Date;
continued earn-out of all PSUs previously granted; and a cash payment for dental COBRA benefits for 12 months totaling
$2,529.
Change of Control Arrangements. The Company’s change of control arrangements, embodied within the
Senior Executive CIC Plan, are principally intended to provide continuity of management by motivating executive officers to remain with the Company, despite the uncertainty that arises in the context of a change in control. The Senior
Executive CIC Plan is administered by the Compensation Committee, which selects participants from among the senior executives of the Company and its subsidiaries. Among others, the Compensation Committee has selected Messrs.
Andrade, Kociancic, Williamson, and Karmilowicz, and Ms. Van Beveren to participate in the plan, and it selected Mr.
Mukherjee to participate in the plan during his tenure as Executive Vice President, General Counsel and Secretary of the
Company.
The Senior Executive CIC Plan provides that if, within two years after the occurrence of a “material change” (as defined in the plan) a participant terminates his or her employment for good reason (as defined in the plan) or the Company terminates the participant’s employment for any reason other than for due cause (as defined in the plan), then (a) all of the participant’s outstanding stock options granted under the Company’s stock plans shall immediately vest and remain exercisable for three months following termination of employment; (b) all restrictions on the participant’s restricted shares awarded under the Company’s share plans (except for PSU, which are not subject to the CIC Plan) shall immediately terminate and lapse; (c) the participant shall receive a cash payment equal to the participant’s average annual salary and incentive bonus for the three most recent taxable years (or such shorter period as may be applicable)
multiplied by a number between 2.00 and 2.99 as determined by the Compensation Committee (for Mr. Andrade, the
number is 2.5; for Messrs. Kociancic, Williamson, Karmilowicz and Ms. Van Beveren the number is 2.00; for Mr.
Mukherjee, the number was 2.00 when he was a participant in the plan); (d) the participant shall continue to be covered under the Company’s medical and dental insurance plans for a period of two years from the date of termination; and (e)
the participant shall receive “special retirement benefits” in an amount that will equal the retirement benefits he or she would have received under the Everest Reinsurance Retirement Plan and/or the Everest Reinsurance Employee Saving
Plan and any supplemental, substitute or successor plans adopted by the Company had he or she continued in the employ of the Company for a two-year period following termination.
The Senior Executive CIC Plan includes a “Best Net” provision regarding the determination and treatment of “golden parachute payments” under Section 280G of the Code. Under the “Best Net” provision, if there are any “excess parachute payments” under Section 280G of the Code that trigger an excise tax, payments and benefits are reduced to avoid an excess parachute payment if doing so results in a higher after-tax benefit to the participant. The participant and the
Company shall agree on a national accounting firm to perform the calculations necessary to determine the amount of the parachute payment, as well as the maximum amount the participant would be entitled to receive without being subject to the excise tax. The PSU award is not subject to the Senior Executive CIC Plan and is governed by the Performance
Stock Unit Award Agreement and any pertinent employment agreement.
Potential Payments Upon Termination or Change in Control
The tables below give a reasonable estimate of the incremental amount of compensation that might be paid to each of the Named Executive Officers in the event of termination of employment on December 31, 2023. The amounts shown assume that such termination, change in control, death or disability was effective as of December 31, 2023 and includes estimates of amounts to which the Named Executive Officer might be entitled incremental to amounts earned during such time. The actual amounts to be paid out can only be determined at the time of such executive’s separation from the
Company and may be changed at the discretion of the Compensation Committee.
Employment, Change of Control and Other Agreements
2024 Proxy Statement   75
15 Pursuant to the Everest Reinsurance Company Severance Plan for United States employees, Ms. Van Beveren is entitled to a severance payment equal to
52 weeks of pay based on her length of service with the Company plus any earned vacation days (less any used vacation).
Payments Made Upon Termination. Regardless of the manner in which a Named Executive Officer’s employment terminates, he or she is entitled to receive amounts earned during his or her term of employment. Such amounts include:
accrued salary, amounts contributed under the Employee Savings Plan and the Supplemental Savings Plan (see Non-
qualified Deferred Compensation Table) and amounts accrued and vested through the Company’s Retirement Plan and the Supplemental Retirement Plan. (See Pension Benefits Table.) The retirement plans offer a survivor annuity, if elected by the participant. For a termination for good reason or without cause, each of Messrs. Andrade, Kociancic, Williamson, and Karmilowicz would be eligible to earn all remaining installments of PSU, vesting of equity awards, insurance benefits and a separation allowance in accordance with the terms of his employment agreement, a one-time payment equal to two times base annual salary, subject to signing a waiver of all claims, and certain non-compete agreements under the terms of the employment agreements would apply. All other PSU would be forfeited.
Sanjoy Mukherjee departed the Company effective July 3, 2023. Subject to the terms of the Transition Agreement, he served as an advisor to the Company from April 22, 2023 through the Separation Date and, for such services, he received a one-time payment of $50,000. Subject to the terms of Mr. Mukherjee’s employment agreement and the
Transition Agreement, Mr. Mukherjee will receive accrued payments, vesting of equity awards, insurance benefits and a separation allowance in accordance with the terms of his employment agreement, a one-time payment equal to two times base annual salary, payable in January 2025, and a cash payment in lieu of a tranche of six hundred one (601)
restricted shares that would otherwise have vested on November 19, 2024 (based on the market price of the Company’s stock at the close of the New York Stock Exchange on the Separation Date).
Payments Made Upon Retirement. In the event of retirement, in addition to the items above, all who are eligible will receive the pension benefits shown in the Pension Benefits Table with a reduction for early retirement. Generally, subject to satisfaction of the express terms of the pertinent equity award agreement that defines retirement as reaching the age of 65 or older and a voluntary termination of employment, outstanding restricted shares vest as a result of retirement with the consent of the Compensation Committee. PSU are forfeited if retirement occurs prior to age 65. In the event of retirement at age 65 or older but prior to the conclusion of the restricted period (3rd anniversary of grant date), the participant remains eligible to receive all remaining installments of PSU. The settlement date of PSU for completed installment periods would be the date that is 60 days following the date of retirement. The remaining PSU would be settled between the certification that performance criteria have been met and March 15th of the calendar year following the last performance period.
Payments Made Upon Death or Disability. In the event of death or disability, in addition to the benefits listed under the headings above, the NEO will receive benefits under the Company’s disability plan or payments under the
Company’s life insurance program, as available to employees generally. Pursuant to the terms of their employment agreements, in the event of the death or disability of Messrs. Andrade, Kociancic, Williamson, or Karmilowicz, any
incentive bonus earned but not yet paid for the completed full fiscal year immediately preceding the employment termination date would be paid. Accordingly, assuming a hypothetical death or disability of those Named Executive
Officers on December 31, 2023, each would be entitled to any incentive bonus earned but not yet paid relating to fiscal
2023 performance. Such bonus amounts would have been $3,250,000 for Mr. Andrade, $1,556,200 for Mr. Kociancic,
$1,452,500 for Mr. Williamson, and $1,145,000 for Mr. Karmilowicz, as reported in the Summary Compensation Table.
In the event of the death or disability of any of the NEOs, the restrictions on restricted shares lapse. The following table lists the value of equity awards for each Named Executive Officer at the NYSE closing price of $353.58 at year-end 2023 as if all vested on December 30, 2023, with PSU values determined based on 100% of target performance. For PSU, in the event of death or disability prior to the conclusion of the restricted period (3rd anniversary of grant date), the participant remains eligible to receive all remaining installments of PSU. The settlement date of PSU for completed installment periods would be the date that is 60 days following the date of the death or disability. The remaining shares would be settled between the certification of the performance and the March 15th of the calendar year following the last performance period.
The number of shares that would be delivered in the event of an executive’s retirement at age 65 or death or disability is valued as of December 31, 2023 in the table below.

Name	PSU	Restricted Shares	Total
Juan C. Andrade	$8,414,793	$9,615,608	$18,030,401
Mark Kociancic	$2,004,345	$5,926,708	$7,931,053
Jim Williamson	$1,539,067	$3,057,406	$4,596,473
Mike Karmilowicz	$1,461,758	$2,501,225	$3,962,983
Gail Van Beveren	$794,546	$1,474,782	$2,269,328
Termination or Change of Control
As described above, each of the Named Executive Officers is a participant in the Company’s Senior Executive CIC Plan.
Payments are made under the plan to the respective Named Executive Officer if he or she suffers a covered termination of employment within two years following a change in control. The table below gives a reasonable estimate of what
Employment, Change of Control and Other Agreements
2024 Proxy Statement   76
might be paid to each Named Executive Officer in the event of a covered termination of employment on December 31,
2023, based on the plan terms in effect at that time.
The employment agreements entered into by Messrs. Andrade, Kociancic, Williamson, and Karmilowicz separately address payments that may be made and benefits continued in the event of a termination without due cause or resignation for good reason, outside of a change in control, as defined in the respective agreements. Payments to Mr.
Mukherjee are pursuant to his Transition Agreement (and disclosure in the table below is limited to the payments and benefits to which he became entitled on his termination of employment on July 3, 2023).

Name	Incremental Benefit	Termination Without Cause or Resignation for Good Reason		Termination Following Change in Control
Juan C. Andrade	Cash Payment	$4,500,000	(1)	$10,125,001	(5)
	Restricted Stock Value	$2,714,080	(2)	$9,615,608	(6)
	PSU Value	$5,520,741	(3)	$8,414,793	(7)
	Benefits Continuation	$60,290	(4)	$43,000
	Pension Enhancement			$1,474,000
	Total Value	$12,795,111		29,672,402	(8)
Mark Kociancic	Cash Payment	$3,356,200	(1)	$3,879,688	(5)
	Restricted Stock Value	$2,242,051	(2)	$5,926,708	(6)
	PSU Value	$1,340,322	(3)	$2,004,345	(7)
	Benefits Continuation	$30,145	(4)	$43,000
	Pension Enhancement			$597,000
	Total Value	$6,968,718		12,450,741	(8)
Jim Williamson	Cash Payment	$3,132,500	(1)	$3,406,462	(5)
	Restricted Stock Value	$965,273	(2)	$3,057,406	(6)
	PSU Value	$998,443	(3)	$1,539,067	(7)
	Benefits Continuation	$30,520	(4)	$43,000
	Pension Enhancement			$461,000
	Total Value	$5,126,736		8,506,935	(8)
Mike Karmilowicz	Cash Payment	$2,745,000	(1)	$3,453,290	(5)
	Restricted Stock Value	$783,887	(2)	$2,501,225	(6)
	PSU Value	$946,592	(3)	$1,461,758	(7)
	Benefits Continuation	$30,478	(4)	$43,000
	Pension Enhancement			$526,000
	Total Value	$4,505,957		7,985,273	(8)
Gail Van Beveren	Cash Payment	$468,000	(1)	$1,759,231	(5)
	Restricted Stock Value		$(2)	$1,474,782	(6)
	PSU Value		$(3)	$794,546	(7)
	Benefits Continuation	$1,675	(4)	$—
	Pension Enhancement			$423,000
	Total Value	$469,675		4,451,559	(8)
Sanjoy Mukherjee	Cash Payment	$2,600,000	(1)	$—	(5)
	Restricted Stock Value	$887,520	(2)	$—	(6)
	PSU Value	$1,557,152	(3)	$—	(7)
	Benefits Continuation	$2,667	(4)	$—
	Pension Enhancement			$—
	Total Value	$5,047,339			(8)
Employment, Change of Control and Other Agreements
2024 Proxy Statement   77
(1)Pursuant to the terms of the Mr. Andrade’s employment agreement, he would be paid a separation allowance in equal installments over a 24 month period equal to two times his base salary. In accordance with their respective employment agreements in each of Messrs. Mukherjee, Karmilowicz,
Kociancic, and Williamson would be paid two times his base salary over a 12 month period. All would receive any annual incentive bonus earned but not yet paid for the completed full fiscal year prior to termination. Ms. Van Beveren is entitled to a cash severance payment equal to 52 weeks of base salary under the Everest Reinsurance Severance Plan for United States employees. For Mr. Mukherjee, this amount includes two times his base salary and a one-time payment of $1,300,000 payable in 2025 pursuant to the terms of his Separation Agreement.
(2)Pursuant to the terms of the Named Executive Officer’s employment agreement, unvested restricted stock will continue to vest in accordance with its terms in the 12 month period following termination for Messrs. Karmilowicz, Kociancic, Mukherjee and Williamson. For Mr. Andrade, unvested stock would continue to vest for only the portions related to his initial $10 million equity grant. As described above, in connection with Mr. Mukherjee’s termination of employment, 601 restricted shares scheduled to vest on November 19, 2024 were canceled in exchange for a cash payment of
$205,464 based on the Company’s stock price as of Mr. Mukherjee’s Separation Date.
(3)Under the terms of their respective employment agreements, Messrs. Andrade, Kociancic and Williamson would receive the PSU installments pursuant to any performance goals achieved prior to departure from the Company.  The remaining PSU installments would vest pursuant to the terms of the
Performance Stock Unit Award Agreement and, for purposes of this table, are valued at 100% of target performance. Similarly, for Mr. Mukherjee, following his employment termination on July 3, 2023, his PSU remains outstanding subject to achievement of applicable performance goals.
(4)Pursuant to the terms of their respective employment agreements, Messrs. Andrade, Kociancic, Williamson and Karmilowicz shall continue to participate in the disability and life insurance programs until the earlier of a certain number of months or until he becomes eligible for comparable benefits provided by a subsequent employer,and he will receive a cash payment to enable him to pay for medical and dental coverage for a certain number of months.  For Mr. Andrade, the number is 24, for Messrs. Karmilowicz, Kociancic and Williamson, it is 12. Under his Transition Agreement, Mr.
Mukherjee received a cash payment for dental COBRA benefits for 12 months totaling $2,529 and $138 for a Company Credit benefit carried over from
Prudential Re that offset the cost of medical benefits.
(5)The Senior Executive CIC Plan provides for a cash payment that equals the average of the executive’s salary and bonus for the previous three years times a factor assigned by the Board.  The factor is 2.0 for Messrs. Karmilowicz, Kociancic, and Williamson and 2.5 for Mr. Andrade.
(6)The unvested equity awards for each Named Executive Officer are valued at the NYSE closing price of $353.58 at 2023 year end as if all vested on
December 31, 2023. PSU amounts are valued based on target measures.
(7)In the event of a Change in Control, the Company may elect to continue the Performance Stock Awards subject to the 2020 Stock Incentive Plan and
Performance Stock Unit Award Agreement.  According to the award agreement, completed installments are valued according to the actual achievement factor, and the remaining installments are valued at the target performance (100%).
(8)The Senior Executive CIC Plan includes a “Best Net” provision regarding the determination and treatment of parachute payments that could potentially result in a reduced figure based on each participant’s relevant circumstances as calculated by an accounting firm agreed to by the participant and the
Company.  Under the provision, in the event of an excess parachute payment that triggers the excise tax, payments and benefits are reduced to avoid an excess parachute payment only if doing so results in a higher after-tax benefit to the participant.

Equity Compensation Plan Information
	Column A	Column B	Column C
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, of warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities in column A)
Equity Compensation Plans Approved by Shareholders
2020 Stock Incentive Plan	53,875[16]	N/A	729,704
2010 Stock Incentive Plan*	0	N/A	1,745,071
2002 Stock Incentive Plan*	0	N/A	1,033,224
2009 Non-Employee Director Equity Compensation Plan	0	N/A	34,617
2003 Non-Employee Director Equity Compensation Plan	0	N/A	271,245
Equity Compensation Plans Not Approved by Shareholders
None
*Plan is currently inactive
Employment, Change of Control and Other Agreements
2024 Proxy Statement   78
16 Includes outstanding performance share units as of December 31, 2023.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER
PARTICIPATION
During 2023, the Compensation Committee was comprised of John J. Amore, William F. Galtney, Jr., John A. Graf, Meryl
Hartzband, Gerri Losquadro, Hazel McNeilage and Roger M. Singer, all of whom are Non- Employee Directors of the
Company and none of whom is or has been an officer of the Company. No Compensation Committee interlocks existed during 2023.
Compensation Committee Interlocks and Insider Participation
2024 Proxy Statement   79
PROPOSAL NO. 2—APPOINTMENT OF INDEPENDENT AUDITORS
The Board recommends that you vote FOR the appointment of KPMG, an independent registered public accounting firm, as the Company’s independent auditor for the fiscal year ending December 31, 2024 and the authorization of the
Board acting by the Audit Committee of the Board to determine the independent auditor’s remuneration. Proxies will be so voted except to the extent that shareholders specify otherwise in their proxies.
The Audit Committee has evaluated the qualifications and independence of KPMG and has recommended their appointment as the Company’s independent auditor for the fiscal year ending December 31, 2024. In making its recommendation, the Audit Committee has reviewed both the audit scope and estimated fees for professional services for the coming year. Representatives of KPMG will be present at the 2024 Annual General Meeting, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions from shareholders.
On June 2, 2023, the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of the Company
completed a competitive process to determine the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. Following that process, on June 2, 2023, the Company informed
PricewaterhouseCoopers LLP (“PwC”) that it was being dismissed as the Company’s independent registered public accounting firm for the 2024 fiscal year. PwC continued as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.
The reports of PwC on the Company’s consolidated financial statements for the two most recent fiscal years ended
December 31, 2023 and December 31, 2022 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.
During the Company’s two most recent fiscal years ended December 31, 2022 and December 31, 2021, and during the subsequent interim period through June 2, 2023, there were (1) no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of PwC would have caused PwC to make reference to the subject matter of the disagreements in connection with its reports, and (2) no reportable events of the type listed in paragraphs (A) through
(D) of Item 304(a)(1)(v) of Regulation S-K.
The Company provided PwC with a copy of its disclosures prior to its filing with the Securities and Exchange Commission
(“SEC”) and requested that PwC furnish the Company with a letter addressed to the SEC stating whether or not PwC agrees with the above statements. The letter from PwC was filed as Exhibit 16.1 to the Company’s Current Report on
Form 8-K filed on June 2, 2023.
Proposal No. 2 – Appointment of Independent Auditors
2024 Proxy Statement   80
PROPOSAL NO. 3—NON-BINDING ADVISORY VOTE ON
EXECUTIVE COMPENSATION
The Board recommends that you vote FOR the non-binding advisory approval of the Named Executive Officers’
compensation. Proxies will be so voted except to the extent that shareholders specify otherwise in their proxies. Proxies given by beneficial holders to shareholders of record may not be so voted unless beneficial holders specify a vote in their proxies.
The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables shareholders to vote to approve, on an advisory (nonbinding) basis, the compensation of the Company’s Named Executive Officers as disclosed in this Proxy Statement in accordance with the rules of the SEC.
As described in detail under the heading “Executive Compensation – Compensation Discussion and Analysis”, the
Company’s executive compensation program is designed to attract, reward and retain talented executives whose abilities are critical to the success of the Company and its long-term goals of profitability and strong shareholder returns.
Please read the “Compensation Discussion and Analysis” discussion for additional details about our executive compensation programs, including information about the fiscal year 2023 compensation of our Named Executive
Officers.
Shareholders are being asked to indicate their support for the Company’s Named Executive Officer compensation as described in this Proxy Statement, which includes the “Compensation Discussion and Analysis” section and the compensation tables and related narrative disclosure. This proposal, commonly known as a “say-on-pay” proposal, gives shareholders the opportunity to express their views on our Named Executive Officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s Named
Executive Officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, the Board recommends that you vote “FOR” on an advisory basis the compensation of the Named Executive Officers.
You have the opportunity to vote for, against or abstain from voting on the following resolution related to executive compensation:
RESOLVED, that the compensation paid to the company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.
The say-on-pay vote is advisory and, therefore, not binding on the Company, the Compensation Committee or the
Board. However, the Board and the Compensation Committee value the opinions of the Company’s shareholders and will review the voting results and consider shareholder concerns.
Proposal No. 3 - Non-Binding Advisory Vote on Executive Compensation
2024 Proxy Statement   81
MISCELLANEOUS—GENERAL MATTERS
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires the Company’s executive officers and directors, as well as persons who beneficially own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. Executive officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Forms 3, 4 and 5 they file.
Based solely on the Company’s review of the copies of the forms it has received and representations that no other reports were required, the Company believes that all of its executive officers and directors have filed with the SEC on a timely basis all required Forms 3, 4 and 5 with respect to transactions during fiscal year 2023.
Shareholder Proposals for the 2025 Annual General Meeting of Shareholders
To be considered for inclusion in the Company’s Proxy Statement and Proxy Card relating to the 2025 Annual General
Meeting of Shareholders, a shareholder proposal must be received by the Secretary of the Company in proper form at the Company’s registered office at Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda, no later than
December 16, 2024. If the shareholder proposal relates to a nomination for director, then the proposal must be made in accordance with the procedures set forth in Bye-law 12 and discussed in the section titled “Nominating and Governance
Committee.” This Bye-law is available on the Company’s website or by mail from the Corporate Secretary’s office.
Proxy Solicitations
The expense of this proxy solicitation will be borne by the Company. In addition to solicitation by mail, proxies may be solicited in person or by telephone, facsimile or mail by directors or officers who are employees of the Company without additional compensation. Georgeson LLC will provide solicitation services to the Company for a fee not to exceed
$9,000 plus out-of-pocket expenses. The firm will solicit proxies by personal interview, telephone, facsimile and mail. The
Company will, on request, reimburse shareholders of record who are brokers, dealers, banks or voting trustees, or their nominees, for their reasonable expenses in sending proxy materials and annual reports to the beneficial owners of the shares they hold of record.
Transfer Agent and Registrar
The Company has appointed Computershare Trust Company, N.A. to serve as transfer agent, registrar and dividend paying agent for the Common Shares. Correspondence relating to any share accounts or dividends should be addressed to:
Computershare Investor Services
P.O. BOX 43006
Providence, RI 02940-3006
Overnight correspondence should be sent to:
Computershare Investor Services
150 Royall St., Suite 101
Canton, MA 02021
(877) 373-6374 (Shareholder Services – Toll Free)
(781) 575-2725 (Shareholder Services)
All transfers of certificates for Common Shares should also be mailed to the above address.
By Order of the Board of Directors
Juan C. Andrade
President & CEO
April 12, 2024
Miscellaneous – General Matters
2024 Proxy Statement   82
Seon Place, 4th Floor
141 Front Street
Hamilton, HM 19 Bermuda
\